SCHWAB 1000 FUND(R)
--------------------------------------------------------------------------------
PROSPECTUS December 29, 1995

TO PLACE ORDERS AND FOR ACCOUNT INFORMATION: Call your local Charles Schwab & Co., Inc. ("Schwab") office or call 800-2 NO-LOAD (800-266-5623), 24 hours a day. The Schwab 1000 Fund(R) (the "Fund") attempts to match the price and dividend performance (total return) of common stocks of United States companies as represented by the Schwab 1000 Index(R) (the "Index"), an index composed of the common stocks of the 1,000 largest United States corporations (excluding investment companies). The Fund is a diversified investment portfolio of Schwab Investments (the "Trust"), a no-load, open-end management investment company.

ABOUT THIS PROSPECTUS: THIS PROSPECTUS CONCISELY PRESENTS IMPORTANT INFORMATION YOU SHOULD KNOW BEFORE INVESTING IN THE FUND. PLEASE READ IT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE. You can find more detailed information about the Fund in the Trust's Statement of Additional Information dated December 29, 1995 (as amended from time to time). This Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The Prospectus is also available electronically by using our Internet address: http://www.schwab.com. To receive a free paper copy of this Prospectus or the Statement of Additional Information, call Schwab at 800-2 NO-LOAD, 24 hours a day, or write Schwab at 101 Montgomery Street, San Francisco, CA 94104. TDD users may contact Schwab at 800-345-2550, 24 hours a day.

                               TABLE OF CONTENTS

     KEY FEATURES OF THE FUND......................................................     2
     SUMMARY OF EXPENSES...........................................................     3
     FINANCIAL HIGHLIGHTS..........................................................     5
     MATCHING THE FUND TO YOUR INVESTMENT NEEDS....................................     6
     INVESTMENT OBJECTIVE AND POLICIES.............................................     6
     THE SCHWAB 1000 INDEX.........................................................     9
     MANAGEMENT OF THE FUND........................................................    10
     DISTRIBUTIONS AND TAXES.......................................................    12
     SHARE PRICE CALCULATION.......................................................    13
     HOW THE FUND SHOWS PERFORMANCE................................................    13
     TAX-ADVANTAGED RETIREMENT PLANS...............................................    14
     GENERAL INFORMATION...........................................................    14
     SHAREHOLDER GUIDE.............................................................    15
       HOW TO PURCHASE SHARES......................................................    15
       HOW TO SELL OR EXCHANGE SHARES..............................................    18
     SCHWAB AUTOMATIC INVESTMENT PLAN..............................................    20
     OTHER IMPORTANT INFORMATION...................................................    20

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
         SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
              COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
                  THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

KEY FEATURES OF THE FUND

PERFORMANCE. The investment objective of the Fund is to match the price and dividend performance (total return) of the Schwab 1000 Index(R), an index created by Schwab to represent the performance of the public market for common stocks of United States companies. (See "The Schwab 1000 Index.") The Fund, which is a diversified investment portfolio of the Trust, an open-end management investment company, invests primarily in the securities of companies represented in the Index. (See "Investment Objective and Policies.")

REDUCED RISK THROUGH DIVERSIFICATION. The Fund seeks to invest in the common stocks of substantially all of the 1,000 companies that make up the Index. This level of diversification reduces the risk associated with investments in individual equity securities (typically, a decline in the value of individual securities) because the Fund's investments will be spread over a wide range of industries and common stock issues as opposed to being concentrated in a few individual securities. (See "Investment Objective and Policies.")

LOW-COST INVESTING. The Fund brings a low-cost approach to investing with:

         - no sales charges;
         - an index fund management strategy designed to minimize overall operating expenses; and
         - the guarantee of Charles Schwab Investment Management, Inc. (the "Investment Manager") and Schwab that the Fund's total fund operating expenses will, at least through April 30, 1996, not exceed 0.49% of the Fund's average daily net assets. (By way of comparison, according to Morningstar, Inc., as of October 31, 1995 the total fund operating expenses of the average U.S. growth and income fund was 1.24% of its average daily net assets.) (See "Management of the Fund.")

MINIMIZATION OF CURRENT CAPITAL GAINS TAX LIABILITY. The Fund's investment policies are designed to minimize current capital gains tax liability. (See "Distributions and Taxes.")

PROFESSIONAL MANAGEMENT. The Investment Manager currently provides investment management services to the mutual funds in the SchwabFunds Family(R), a family of 21 mutual funds with approximately $31 billion in assets as of December 15, 1995. (See "Management of the Fund.")

SHAREHOLDER SERVICE. Schwab serves as the Fund's principal underwriter/distributor, transfer agent, and shareholder service provider. Schwab's professional representatives are available 24 hours a day to receive your purchase, redemption, and exchange orders. Call your local Schwab office during business hours or 800-2 NO-LOAD. TDD users may contact Schwab at 800-345-2550, 24 hours a day. As a discount broker, Schwab gives you investment choices and lets you make your own decisions. Schwab has many services that help you make the most informed investment decisions. Schwab also enables you to execute your trading requests electronically by using StreetSmart(TM), The Equalizer(R) and TeleBroker(R). (See "How to Purchase Shares" and "How to Sell or Exchange Shares.")

FREE AUTOMATIC INVESTMENT PLAN. Schwab's free Automatic Investment Plan allows you to make regular investments in amounts and at intervals that you select. You avoid the inconvenience, delay and expense associated with checks or bank wires. (See "Schwab Automatic Investment Plan," visit or call your local Schwab office or call 800-2 NO-LOAD, 24 hours a day.)

CONVENIENT REPORTING. Customers receive regular Schwab statements that combine all their investment activity, including mutual funds, on one report. (See "Other Important Information.")

NATIONWIDE NETWORK OF SCHWAB OFFICES. Schwab has over 200 offices throughout the U.S. where customers can make purchase and redemption orders. (See "Management of the Fund.")

SUMMARY OF EXPENSES

SHAREHOLDER TRANSACTION EXPENSES:
  Sales Load on Purchases...........................................................     None
  Sales Load on Reinvested Dividends................................................     None
  Deferred Sales Load...............................................................     None
  Early Withdrawal Fee 1............................................................    0.50%
  Exchange Fee......................................................................     None
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS):
  Management Fee (after fee reduction) 2............................................    0.20%
  12b-1 Fees........................................................................     None
  Other Expenses (after fee reduction and expense reimbursement) 3..................    0.29%
TOTAL FUND OPERATING EXPENSES 3, 4..................................................    0.49%

1 Applies only to the redemption (including by exchange) of shares purchased and held less than six months. The fee is paid to the Fund and is designed to protect long-term investors from the cost of frequent investments and redemptions by short-term investors. (See "How to Sell or Exchange Shares.") The Fund reserves the right to waive this fee for certain clients of Schwab Institutional and The Charles Schwab Trust Company and for certain tax-advantaged retirement plans. Call your Schwab representative for more information.

2 This amount has been restated to reflect a reduction by the Investment Manager, which is guaranteed through at least April 30, 1996. If there were no reduction, the maximum management fee would be 0.28% of the Fund's average daily net assets.

3 This amount has been restated to reflect the guarantee by the Investment Manager and Schwab that, through at least April 30, 1996, the total fund operating expenses for the Fund will not exceed 0.49% of the Fund's average daily net assets. Without this guarantee which was in effect for the fiscal year ended August 31, 1995, other expenses and total fund operating expenses would have been 0.35% and 0.63%, respectively, of the Fund's average daily net assets.

4 You may be charged a fee if applicable minimum balances are not maintained in your Schwab brokerage account or Schwab One(R) account. (See "How to Purchase Shares -- Schwab Account Minimums and Associated Fees.") Schwab Individual Retirement Accounts with balances of $10,000 or more by September 15, 1996 will not be charged Schwab's $29 annual IRA account fee for the life of the account. Schwab Keogh plans are currently charged an annual fee of $45. (See "Tax-Advantaged Retirement Plans.")

EXAMPLE. You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return and (2) redemption at the end of each time period:

1 YEAR     3 YEARS     5 YEARS     10 YEARS
------     -------     -------     --------
  $5         $16         $27         $ 62

THE PURPOSE OF THE PRECEDING TABLE IS TO ASSIST INVESTORS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT AN INVESTOR IN THE FUND WILL BEAR DIRECTLY OR INDIRECTLY. This example reflects the guarantee by the Investment Manager and Schwab that the total fund operating expenses will not exceed the amount specified for the time period referred to in note (3). ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The example assumes a 5% annual rate of return pursuant to requirements of the SEC. THIS HYPOTHETICAL RATE OF RETURN IS NOT INTENDED TO BE REPRESENTATIVE OF PAST OR FUTURE PERFORMANCE.

FINANCIAL HIGHLIGHTS

Set forth below is the table containing information as to income and capital changes for a share outstanding for the periods indicated below. This information has been audited by Price Waterhouse LLP, the Trust's independent accountants, whose unqualified report appears with the financial statements in the Statement of Additional Information.

                                                                                            FOR THE PERIOD
                                            FOR THE            FOR THE                       APRIL 2, 1991
                                          YEAR ENDED        EIGHT MONTHS      FOR THE        (COMMENCEMENT
                                          AUGUST 31,            ENDED        YEAR ENDED    OF OPERATIONS) TO
                                      -------------------    AUGUST 31,     DECEMBER 31,     DECEMBER 31,
                                        1995       1994         1993            1992             1991
                                      --------   --------   -------------   ------------   -----------------
Net asset value at beginning
  of period.........................  $  13.08   $  12.80      $  11.96       $  11.26          $  10.00
INCOME FROM INVESTMENT OPERATIONS
  Net Investment income.............       .26        .26           .17            .24               .15
  Net realized and unrealized gain
     (loss) on investments..........      2.48        .28           .79            .71              1.26
                                      --------   --------      --------       --------          --------
  Total from investment
     operations.....................      2.74        .54           .96            .95              1.41
LESS DISTRIBUTIONS
  Dividends from net investment
     income.........................      (.14)      (.26)         (.12)          (.25)             (.15)
  Distributions from realized gain
     (loss) on investments..........        --         --            --             --                --
                                      --------   --------      --------       --------          --------
  Total distributions...............      (.14)      (.26)         (.12)          (.25)             (.15)
                                      --------   --------      --------       --------          --------
Net asset value at end of period....  $  15.68   $  13.08      $  12.80       $  11.96          $  11.26
                                      ========   ========      ========       ========          ========
Total return (%)....................     21.23       4.28          8.06           8.52             14.25
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period
     (000s).........................  $826,714   $554,061      $515,272       $370,980          $192,206
  Ratio of expenses to average net
     assets (%).....................       .54        .51           .45*           .35                --*
  Ratio of net investment income to
     average net assets (%).........      2.03       2.06          2.21*          2.45              3.21*
  Portfolio turnover rate (%).......         2          3             1              1                 1

Notes:

The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to limit the Fund's ratio of operating expenses to average net assets. Had these fees and expenses not been reduced and absorbed, the ratio of expenses to average net assets for the periods ended August 31, 1995, 1994, 1993, December 31, 1992 and 1991 would have been .63%,
 .56%, .49%*, .52% and 1.05%*, respectively, and the ratio of net investment income to average net assets would have been 1.94%, 2.01%, 2.17%*, 2.28% and 2.16%*, respectively.

On June 1, 1995, the sub-advisory agreement between Dimensional Fund Advisors Inc. and the Investment Manager was terminated, and the Investment Manager assumed sole responsibility for providing the Fund with investment advisory services.

     * Annualized.

MATCHING THE FUND TO YOUR INVESTMENT NEEDS

The Fund may be appropriate for a variety of investment programs. While the Fund is not a substitute for an investment portfolio tailored to an individual's investment needs and ability to tolerate risk, it can be used as a broad-based "core" equity investment around which to build your overall portfolio.
------------------------------------------------------------
THE FUND MAY BE ESPECIALLY SUITABLE FOR LONG-TERM INVESTORS.
------------------------------------------------------------

Because the Fund will ordinarily invest in a large number of common stocks, it may be especially appropriate for investors, including those saving for retirement or college, with long-term investment objectives. While common stock prices tend to rise and decline for short or extended periods, historically they have generally risen over the long term. As a result, stocks have over time historically provided many investors with higher returns than most alternative securities investments.

INVESTMENT OBJECTIVE AND POLICIES
---------------------------------------------
THE FUND IS DESIGNED TO MATCH THE PERFORMANCE
OF THE SCHWAB 1000 INDEX(R).
---------------------------------------------

The Fund is a diversified investment portfolio of the Trust, an open-end management investment company. The investment objective of the Fund is to provide a total return that matches that of the Index, an index created to represent the performance of publicly traded common stocks of United States companies. The Fund's investment objective is fundamental and cannot be changed without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it will endeavor to do so by following the investment policies set forth below.
---------------------------------------------------------
THE FUND WILL FOLLOW AN "INDEXING" OR "PASSIVE" STRATEGY.
---------------------------------------------------------

The Fund will follow an "indexing" or "passive" strategy under which stocks are only purchased or sold in order to match the composition of the Index. Accordingly, the Investment Manager generally will not select securities for the Fund's investment portfolio based upon traditional economic, financial and market analyses and/or forecasting.
----------------------------------------------------------
THE FUND IS MANAGED TO MINIMIZE COSTS AND TAX CONSEQUENCES
TO INCREASE SHAREHOLDERS' TOTAL RETURN.
----------------------------------------------------------

The Fund is managed to offset capital gains with capital losses in order to minimize your capital gains tax liability. This special feature of the Fund can make a real difference in your after-tax return.

The Fund has adopted a number of policies that should cause its portfolio turnover rate to be below that experienced in many other mutual fund portfolios. The Fund's portfolio turnover rates for the years ended August 31, 1995 and 1994 were 2% and 3%, respectively. Lower portfolio turnover acts to minimize associated transaction costs as well as the level of current realized capital gains. Shareholders' current tax liability for capital gains should be reduced and their total return increased by these policies.

To reduce transaction costs and minimize shareholders' current capital gains tax liability, the Fund's investment portfolio will not be automatically traded (i.e., "rebalanced") to reflect changes in the Index. The Fund's trading strategy is designed to further minimize transaction costs (e.g., the Fund will generally only buy round-lots of stocks and may trade large blocks of securities). These policies may cause a particular stock to be over- or under-represented in the Fund relative to its Index weighting or result in its continued ownership by the Fund after its deletion from the Index, thereby reducing the correlation between Fund and Index composition. However, given the diversified nature of the Fund, the Investment Manager does not expect that these potential deviations will significantly impact the correlation between Fund and Index performance. Moreover, the Investment Manager will only engage in these practices to the extent that they do not have a material effect on the Fund's ability to track the performance of the Index.
-------------------------------------------------------------------
THE FUND WILL ATTEMPT TO BE SUBSTANTIALLY INVESTED IN INDEX STOCKS.
-------------------------------------------------------------------

Under normal market conditions, the Fund will invest at least 80% of its total assets in stocks that comprise the Index ("Index Stocks"). The Fund, however, is not required to buy or sell securities solely because the percentage of its assets invested in Index Stocks changes when the market value of its holdings increases or decreases. In addition, the Fund may omit or remove an Index Stock from its portfolio if the Investment Manager believes the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. Moreover, to avoid any potential conflict of interest, the Fund will not purchase securities of issuers with which it is affiliated (including The Charles Schwab Corporation). To compensate for any Index Stocks omitted or removed from its investment portfolio, the Fund may purchase stocks not in the Index (which would then be considered Index Stocks for purposes of the Fund's policy regarding the percentage of its assets to be invested in Index Stocks) if the Investment Manager believes that their market performance is likely to replicate that of the Index Stocks they replace.

It is anticipated that the Fund will be able to invest in a majority of Index Stocks. The Fund will generally select stocks by reference to their weighting in the Index. Thus, the Fund intends that the percentage of its assets invested in each Index Stock will approximate the weighting of that stock in the Index.
------------------------------------------------------
FUND PERFORMANCE SHOULD APPROXIMATE THAT OF THE INDEX.
------------------------------------------------------

While Fund performance will not precisely match Index performance, the Fund will attempt to maximize the correlation between its performance and that of the Index. Factors such as the size of the Fund's portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows into and out of the Fund, the Fund's policy of minimizing transaction costs and current capital gains tax liability, and changes in the securities markets and the Index itself are expected by the Investment Manager to account for any differences between Fund and Index performance.

----------------------------------------------------------
THE FUND MAY PURCHASE SECURITIES ASIDE FROM COMMON STOCKS.
----------------------------------------------------------

The value of all non-Index Stock investments may normally represent no more than 20% of the Fund's total assets. In order to accommodate cash flows resulting from the purchase and sale of Fund shares, the Fund may invest in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and certificates of deposit, bankers' acceptances and commercial paper (which has been rated in one of the two highest categories by a non-affiliated, nationally recognized statistical rating organization); enter into repurchase agreements collateralized by these instruments; and purchase shares of other investment companies that invest primarily in any of the securities described above. In the aggregate, no more than 10% of the Fund's total assets may be invested in other investment companies, and an investment in any one investment company will be limited to 5% of total Fund assets. Because other investment companies employ an investment adviser and other service providers, such investments by the Fund may cause shareholders to bear duplicative fees. The Investment Manager will charge no management fees attributable to any Fund assets invested in other investment companies. (See "Investment Restrictions" in the Statement of Additional Information.)

The Fund may also purchase futures contracts on stocks and stock indices, options contracts (including options on futures contracts), equity index participations and index participation contracts to accommodate cash flows or in anticipation of taking a market position when, in the opinion of the Investment Manager, available cash balances do not permit economically efficient Index Stock purchases. Moreover, the Fund may sell futures and options to "close out" futures and options it may have purchased or to protect against a decrease in the price of securities it owns but intends to sell. The Fund will not invest more than 5% of its total assets in equity index participations and may enter into futures contracts and options thereon provided that the aggregate deposits required on these contracts do not exceed 5% of the Fund's total assets. Futures contracts and options may be used to maintain cash reserves while simulating full investment; to facilitate trading; or to seek higher investment returns or simulate full investment when a futures contract is priced more attractively or is otherwise considered more advantageous than the underlying security or index.

Futures contracts and options pose certain risks. The primary risks associated with the use of futures contracts and options include: imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and options, and possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of the Fund's underlying securities. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

The risk of loss in trading futures and options contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage that can be involved in futures and options pricing. As a result, a relatively small price movement in a futures or options contract may result in immediate and substantial loss (or gain) to the investor. While futures contracts and options can be used as leveraged instruments, the Fund may not use futures contracts or options to leverage its portfolio. When investing in futures and options contracts, the Fund will segregate cash, cash-equivalents or liquid, high quality debt instruments in the amount of the underlying obligation.
---------------------------------------------------------------
THE FUND MAY LEND ITS SECURITIES TO GENERATE ADDITIONAL INCOME.
---------------------------------------------------------------

To increase its income, the Fund may lend securities from its portfolio to brokers, dealers and other financial institutions that borrow securities. No more than one-third of the Fund's total assets may be represented by loaned securities. The Fund's loans of portfolio securities will be collateralized by cash, letters of credit or U.S. Government securities equal at all times to 100% of the loaned securities' market value plus accrued interest.

THE SCHWAB 1000 INDEX(R)
-------------------------------------
THE INDEX HAS SET INCLUSION CRITERIA.
-------------------------------------

To be included in the Index, a company must satisfy all of the following criteria:

1. it must be an "operating company" (i.e., not an investment company) incorporated in the United States, its territories or possessions;

2. a liquid market for its common shares must exist on the New York Stock Exchange (the "Exchange"), American Stock Exchange or the NASDAQ/NMS; and

3. its market value must place it among the top 1,000 such companies as measured by market capitalization.

A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share multiplied by the number of shares outstanding), divided by the total market value of the Index. As of December 15, 1995, the aggregate market capitalization of Index Stocks was approximately $5.4 trillion.
-----------------------------------------
SCHWAB DEVELOPED AND MAINTAINS THE INDEX.
-----------------------------------------

The Index, which as of December 15, 1995 represented approximately 85% of the total market value of all publicly traded United States companies, as represented by the Wilshire 5000 Index, was developed and is maintained by Schwab to represent the total return of publicly traded common stocks of United States companies and serve as a standard of comparison for Fund performance. Schwab receives no compensation from the Fund for maintaining the Index.
------------------------------------------------------
SCHWAB CALCULATES AND REPORTS INDEX PERFORMANCE DAILY.
------------------------------------------------------

Index performance (i.e., the market value of all Index Stocks) is calculated and made available each Business Day by Schwab. Index total return is computed monthly (using beginning of month capitalization weightings and assuming reinvestment of dividends) and may be reported from time to time to Fund shareholders.

---------------------------------------------------------
SCHWAB PERIODICALLY UPDATES THE COMPOSITION OF THE INDEX.
---------------------------------------------------------

Schwab reviews and, as necessary, revises the list of companies whose securities are included in the Index at least semi-annually. Companies known by Schwab to meet or no longer meet the inclusion criteria will be added or deleted as appropriate. Schwab will also modify the Index as necessary to account for corporate actions (e.g., new issues, repurchases, stock dividends/splits, tenders, mergers, swaps, spin-offs or Chapter 11 bankruptcy filings made because of a company's inability to continue operating as a going concern). Schwab may change Index inclusion criteria if it determines that doing so would cause the Index to be more representative of the domestic equity market. In the future, the Trust's Board of Trustees, subject to shareholder approval, may select another index should it decide that taking such action would be in the best interests of Fund shareholders.

MANAGEMENT OF THE FUND

Responsibility for overall management of the Fund rests with the trustees and officers of the Trust. Professional investment management for the Fund is provided by the Investment Manager, Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. In addition to maintaining the Index and providing day-to-day portfolio management of the Fund, the Investment Manager provides general investment advice regarding the Fund's investment strategies, and performs expense management, accounting and recordkeeping, and other administrative services necessary to the operation of the Fund. The Investment Manager, formed in 1989, is a wholly-owned subsidiary of The Charles Schwab Corporation and is the investment adviser and administrator of the mutual funds in the SchwabFunds Family(R), a family of 21 mutual funds. As of December 15, 1995, the SchwabFunds had aggregate net assets of approximately $31 billion.

Pursuant to separate agreements, Charles Schwab & Co., Inc. ("Schwab" or the "Transfer Agent"), 101 Montgomery Street, San Francisco, CA 94104, serves as shareholder services and transfer agent for the Fund. Schwab provides information and services to shareholders, which include reporting share ownership, sales and dividend activity (and associated tax information), responding to daily inquiries, and effecting the transfer of Fund shares, and facilitating effective cash management of shareholder Schwab account balances. It also furnishes such office space and equipment, telephone facilities, personnel and informational literature distribution as is necessary and appropriate in providing the described shareholder and transfer agency information and services. Schwab is also the Fund's distributor, but receives no compensation for its services as such.

Schwab was established in 1971 and is one of America's largest discount brokers. The firm provides low-cost securities brokerage and related financial services to over 3.3 million active customer accounts and has over 200 branch offices. Schwab also offers convenient access to financial information services and provides products and services that help investors make investment decisions. Schwab and the Investment Manager, which was formed in 1989, are wholly-owned subsidiaries of The Charles Schwab Corporation. Charles R. Schwab is the founder, Chairman, Chief Executive Officer and a director of The Charles Schwab Corporation, and as of November 30, 1995, the beneficial owner of approximately 20.1% of the outstanding shares of that corporation. Mr. Schwab may be deemed to be a controlling person of Schwab and the Investment Manager.

Geri Hom is the portfolio manager of the Fund. She joined Schwab in March 1995 as Portfolio Manager -- Equities and currently manages the three Schwab index funds and co-manages the three Schwab Asset Director(R) Funds with over $1.4 billion in assets. For four years prior to joining Schwab, she was a Principal for Wells Fargo Nikko Investment Advisors. She was Vice President and Manager of the Domestic Equity Portfolio Management Group for Wells Fargo Nikko for seven years prior to that.

Stephen B. Ward, Senior Vice President and Chief Investment Officer, also participates in the management of the Fund. Prior to April 1991, Mr. Ward was Vice President and Portfolio Manager for Federated Investors.

Please see the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1995 for a discussion by the Investment Manager of the Fund's performance.

FEES AND EXPENSES. Pursuant to its Investment Advisory and Administration Agreement with the Trust, the Investment Manager receives from the Fund a graduated annual fee, payable monthly, of 0.30% of the Fund's average daily net assets not in excess of $500 million and 0.22% of such assets over $500 million. The Investment Manager has agreed to waive the Fund's management fee in excess of 0.20% of the Fund's average daily net assets through at least April 30, 1996. In addition, the Investment Manager and Schwab guarantee that total fund operating expenses will not exceed 0.49% of the Fund's average daily net assets through at least April 30, 1996. This expense limit will serve to maintain or lower the Fund's expenses and thus maintain or increase the Fund's total return to shareholders. For the year ended August 31, 1995, the Fund paid investment management fees of 0.26% and total operating expenses of 0.54% of the Fund's average daily net assets.

For the transfer agency and shareholder services provided under its Transfer Agency and Shareholder Service Agreements with the Trust, Schwab receives an annual fee, payable monthly, of 0.05% and 0.20%, respectively, of the Fund's average daily net assets. PNC Bank, N.A. is the Fund's custodian (the "Custodian"). The Investment Manager, Schwab and the Custodian may each reduce its fees from time to time.

The Trust pays the expenses of its operations, including the fees and expenses of independent accountants, legal counsel and custodian; the costs of calculating net asset values, brokerage commissions or transaction costs; taxes; registration fees; and the fees and expenses of qualifying the Trust and its shares for distribution. In addition, the Trust will incur and pay fees in connection with the establishment and maintenance of "sweep" accounts through which the Fund may make regular investments in other investment companies. The expenses will generally be allocated among the Trust's investment portfolios on the basis of relative net assets at the time the expense is incurred. However, expenses directly attributable to a particular Fund will be charged to that Fund.

PORTFOLIO BROKERAGE. When placing orders for the Fund's securities transactions, the Investment Manager will use its judgment to obtain best price and execution. The full range and quality of brokerage services available are considered in making these determinations. For securities transactions in which Schwab is not a principal, the Investment Manager may use Schwab to execute the

Fund's transactions when it reasonably believes that commissions (or prices) charged and transaction quality will be at least comparable to those available from other qualified brokers or dealers.

DISTRIBUTIONS AND TAXES
-------------------------------------------------
THE FUND WILL DECLARE AND PAY DIVIDENDS ANNUALLY.
-------------------------------------------------

DIVIDENDS AND OTHER DISTRIBUTIONS. The Fund will distribute substantially all of its net investment income and net capital gains, if any, on an annual basis, as determined by the Trust's Board of Trustees.

The value of your shares reflects any net investment income or net capital gains that the Fund has earned but not yet distributed, so their value will be reduced when distributions are paid. If you elect to receive these distributions in cash, the value of your Fund holdings as a whole will decrease. If you choose to reinvest your distributions, the reduced value of your shares will be offset by the value of new shares purchased with reinvested distributions.

FEDERAL TAX INFORMATION. The Fund is treated as a separate entity for tax purposes, has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), qualified as such, and intends to continue to so qualify. In order to so qualify, the Fund will distribute substantially all of its net investment income and net capital gains to shareholders on an annual basis, and will meet certain other requirements. Such qualification will relieve the Fund of liability for federal income tax to the extent its earnings are so distributed.

Dividends paid by the Fund from net investment income and distributions from the Fund's net short-term capital gains in excess of any net long-term capital losses, whether received in cash or reinvested, generally will be taxable as ordinary income. For corporate investors in the Fund, dividend distributions designated by the Fund to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the Fund were a regular corporation. Distributions received from the Fund designated as long-term capital gains (net of capital losses), whether received in cash or reinvested, will be taxable as long-term capital gains without regard to the length of time a shareholder owned shares in the Fund. However, any loss on the sale or exchange of shares held for six months or less shall, to the extent of any long-term capital gain distributions received with respect to such shares, be treated as a long-term capital loss. If a shareholder is not subject to income tax, generally the shareholder will not be taxed on amounts distributed by the Fund.

Records of dividends and other distributions, purchases and redemptions will be reflected on shareholders' Schwab account statements. The Fund will notify shareholders at least annually as to the nature of all distributions made during the taxable year, including amounts qualifying as dividends and capital gains distributions.

The foregoing is only a brief summary of the federal income tax considerations affecting the Fund and its shareholders. The discussion of taxes set forth above is included for general information purposes only. Prospective investors in the Fund should consult their tax advisers with specific reference to their own tax situations.

SHARE PRICE CALCULATION
------------------------------------------------
THE FUND SELLS ITS SHARES FREE OF SALES CHARGES.
------------------------------------------------

The price of the Fund's shares on any given day is its "net asset value" or NAV. For any given day, this figure is computed by dividing the total market value of the Fund's investments and other assets on that day, less any liabilities, by the number of Fund shares outstanding. The net asset value per share of the Fund is determined on each day the Exchange is open for trading at 4:00 p.m., Eastern time. The Fund's net asset value will fluctuate, and Fund shares are not insured against reduction in net asset value. Purchase or redemption orders and exchange requests will be executed at the NAV next determined after receipt and verification by Schwab's Mutual Fund Transfer Agency Department. (See "Share Price Calculation" in the Statement of Additional Information.)

The Fund values its portfolio securities based on their market value. Each security held by the Fund which is listed on a securities exchange and for which market quotations are available is valued at the last quoted sale price for a given day, or if a sale is not reported for that day, at the mean between the most recent quoted bid and asked prices. Price information on each listed security is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. Other assets for which no quotations are readily available (including any restricted securities) are valued at fair value as determined in good faith by the Investment Manager pursuant to Board of Trustees guidelines. Securities may be valued on the basis of prices provided by pricing services when such prices are believed to reflect fair market value.

HOW THE FUND SHOWS PERFORMANCE
------------------------------------------------------------------
THE FUND'S PERFORMANCE MAY BE ADVERTISED IN TERMS OF TOTAL RETURN.
------------------------------------------------------------------

From time to time the Fund may advertise its total return. Performance figures are based upon historical results and are not intended to indicate future performance.

The Fund's total return measures its overall change in value over a period, including share price movements, and assumes all dividends and capital gains have been reinvested. Average annual total return reflects the hypothetical annually compounded return mandated by the SEC. Other reported total return figures may differ in that they may report non-standard periods or represent aggregate or cumulative return over a stated length of time.

The Fund's performance may be compared to that of other mutual funds tracked by mutual fund rating services, various indices of investment performance (including the Index), United States Treasury obligations, bank certificates of deposit, the Consumer Price Index, corporate bonds and other investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by Lipper Analytical Services, Inc. and Morningstar, Inc.

Additional performance information is available in the Trust's Annual Report to Shareholders, which is available free of charge by calling 800-2 NO-LOAD, or from your local Schwab office.

TAX-ADVANTAGED RETIREMENT PLANS
-------------------------------------------------------------
RETIREMENT PLANS OFFER EXCELLENT TAX ADVANTAGES, AND THE FUND
MAY BE AN ESPECIALLY SUITABLE INVESTMENT FOR THEM.
-------------------------------------------------------------

Schwab offers tax-advantaged retirement plans for which the Fund may be a particularly appropriate investment. Schwab's retirement plans allow participants to defer taxes while helping them build their retirement savings.

SCHWAB IRA. A retirement plan with a wide choice of investments offering people with earned income the opportunity to compound earnings on a tax-deferred basis. Schwab IRAs with balances of $10,000 or more by September 15, 1996 will not be charged Schwab's $29 annual IRA account fee for the life of the account.

SCHWAB KEOGH. A tax-advantaged plan for self-employed individuals and their employees that permits the employer to make annual tax-deductible contributions of up to $30,000. Schwab Keogh plans are currently charged an annual fee of $45.

SCHWAB CORPORATE RETIREMENT PLANS. A well designed retirement program can help a company attract and retain valuable employees. Call your local Schwab office or 800-2 NO-LOAD, 24 hours a day for more information.

GENERAL INFORMATION

ABOUT THE TRUST. The Trust was organized as a business trust under the laws of Massachusetts on October 26, 1990 and may issue an unlimited number of shares of beneficial interest in one or more investment portfolios or series ("Series"). Currently, shares of seven Series are offered. The Board of Trustees may authorize the issuance of shares of additional Series if it deems it desirable. Shares within each Series will have equal, noncumulative voting rights and equal rights as to dividends, assets and liquidation of such Series.

The Trust is not required to hold annual shareholders' meetings and does not intend to do so. It will, however, hold special meetings as required or deemed desirable by the Board of Trustees for such purposes as electing or removing trustees, changing fundamental policies, or approving an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request by shareholders owning at least 10% of the outstanding shares of the Trust. Shareholders will vote by Series and not in the aggregate (for example, when voting to approve the investment advisory agreement), except when voting in the aggregate is permitted under the Investment Company Act of 1940, as amended, such as for the election of trustees.

SHAREHOLDER GUIDE
------------------------------------------------------
SCHWAB'S OFFICES ACCEPT ORDERS AND PROVIDE SHAREHOLDER
SERVICE AND INFORMATION.
------------------------------------------------------

SHAREHOLDER SERVICE. You may place purchase and redemption orders as well as request exchanges at any one of over 200 Schwab offices nationwide or by calling 800-2 NO-LOAD, 24 hours a day, where trained representatives are available to answer questions about the Fund and your account. The privilege to initiate transactions by telephone, as discussed below, is automatically available through your Schwab account. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If these procedures are not followed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such instructions and tape recording telephone transactions.

Investors should be aware that telephone transactions may be difficult during periods of drastic economic or market changes. Shareholders who experience difficulties in purchasing, redeeming or exchanging shares by telephone can utilize the alternative methods discussed below to place their orders.

To assist in minimizing administrative costs, share certificates will not be issued. Records regarding share ownership are maintained by the Transfer Agent.

You may purchase shares through an account maintained with Schwab or through any other entity which has been designated by Schwab. The following information regarding the purchase, exchange, and redemption of Fund shares through a Schwab account relates solely to transactions through Schwab accounts and should not be read to apply to transactions through other designated entities. For more information, see "Purchase and Redemption of Shares" in the Statement of Additional Information or contact such designated entity.

HOW TO PURCHASE SHARES
---------------------------------------------
YOU MAY PURCHASE SHARES OF THE FUND THROUGH A
SCHWAB, IRA, TRUST, OR KEOGH ACCOUNT.
---------------------------------------------

If you purchase shares of the Fund through an account maintained with Schwab, payment for shares must be made directly to Schwab. The Securities Investor Protection Corporation ("SIPC") will provide account protection, in an amount up to $500,000 for securities, including Fund shares that you hold in a Schwab account. Of course, this SIPC account protection does not protect shareholders from share price fluctuations.

You may purchase Fund shares through your Schwab account as described below. If you already have a Schwab account, you need not open a new account.

If you do not presently maintain a Schwab account and wish to establish one, simply complete a Schwab Account Application (available by calling 800-2 NO-LOAD, or contacting your local Schwab office) and mail or deliver it to your local Schwab office. You may also mail the Application to Charles

Schwab & Co., Inc. (at 101 Montgomery Street, San Francisco, CA 94104). Corporations and other organizations should contact their local Schwab office to determine which additional forms may be necessary to open a Schwab account.

You may deposit funds into your Schwab account by check, wire or many other forms of electronic funds transfer (securities may also be deposited). You may also buy shares of the Fund using electronic products such as StreetSmart(TM), The Equalizer(R) and TeleBroker(R). All deposit checks should be made payable to Charles Schwab & Co., Inc. If you would like to wire funds into your existing Schwab account, please contact your local Schwab office for instructions.

PURCHASING SHARES THROUGH THE CHARLES SCHWAB TRUST COMPANY. You may also purchase shares of the Fund through an account maintained with The Charles Schwab Trust Company (the "Trust Company"). Payment for any such shares must be made directly to the Trust Company and you must have funds available in your account to purchase shares of the Fund. Contact a Trust Company representative for more information.

SCHWAB ACCOUNT MINIMUMS AND ASSOCIATED FEES. Schwab requires a $1,000 deposit and account balance minimum to maintain a Schwab brokerage account ($500 for custodial accounts). A quarterly fee of $7.50 will be charged on Schwab brokerage accounts that fall below the minimum. This fee, if applicable, will be charged at the end of each quarter and will be waived if there has been at least one commissionable trade within the last six months, or if the shareholder's combined account balances at Schwab total $10,000 or more.

Schwab currently imposes no fee for opening a Schwab One(R) account with a minimum of $5,000 account equity. Schwab One accounts containing less than $5,000 account equity are subject to a fee of $5 per month imposed by Schwab if there have been fewer than two commissionable trades within the last twelve months.
-------------------------------------------------------------
YOUR INITIAL FUND INVESTMENT MAY BE AS LOW AS $1,000.
ADDITIONAL SHARE PURCHASES CAN BE MADE FOR AS LITTLE AS $100.
-------------------------------------------------------------

MINIMUM FUND INVESTMENT REQUIREMENTS. Your initial investment in the Fund may be as low as $1,000 ($500 for IRAs, certain other retirement plans and custodial accounts). The minimum subsequent investment is $100. These requirements may be reduced or waived on certain occasions. (See "Purchase and Redemption of Shares" in the Statement of Additional Information.)

Schwab reserves the right to waive these minimums for clients of Schwab Institutional and The Charles Schwab Trust Company and for certain tax-advantaged retirement plans.
-------------------------------------------------------
SHARES WILL BE PURCHASED AFTER YOU HAVE FUNDS AVAILABLE
IN YOUR SCHWAB ACCOUNT.
-------------------------------------------------------

WHEN AND AT WHAT PRICE SHARES WILL BE PURCHASED. You must have funds available in your Schwab account in order to purchase Fund shares through your Schwab account. If funds (including those transmitted by wire) are received by Schwab before the time the daily net asset value is calculated (normally 4:00 p.m., Eastern time), they will be available for investment on the day of receipt. If funds arrive after that time, they will be available for investment the next Business Day.

METHODS OF PURCHASING SHARES. Schwab offers you several convenient ways to purchase shares of the Fund. You may choose the one that works best for you and Schwab will confirm execution of your purchase order.

BY PHONE:

  You may use existing funds in your Schwab account to make initial and subsequent share purchases. To place your order, call your local Schwab office during its regular business hours or call 800-2 NO-LOAD, 24 hours a day. TDD users may contact Schwab at 800-345-2550, 24 hours a day.

BY MAIL:

  You may direct that funds already in your Schwab account be used to make initial and subsequent share purchases. Alternatively, your purchase instructions may be accompanied by a check made out to Charles Schwab & Co., Inc. which will be deposited into your Schwab account and used, as necessary, to cover all or part of your purchase order.

  Written purchase orders (along with any checks) should be mailed to Charles Schwab & Co., Inc. (at 101 Montgomery Street, San Francisco, CA 94104) or to your local Schwab office and should:

        - reference your Schwab account number (inapplicable if a Schwab Account Application is also enclosed);
        - specify the name of the Fund and the dollar amount of shares you would like purchased; and
        - (initial share purchases only) select one of the distribution options listed on the following page.

ELECTRONICALLY:

  For more information regarding how to purchase Fund shares electronically using StreetSmart(TM), The Equalizer(R) and TeleBroker(R), call 800-2 NO-LOAD.

IN PERSON AT A SCHWAB OFFICE:

  Visit your local Schwab office where a representative will be happy to assist you.

AUTOMATIC INVESTMENT:

  Once you have satisfied the initial investment requirement, you may authorize Schwab to automatically purchase Fund shares at intervals and in amounts pre-selected by you on your behalf. (See "Schwab Automatic Investment Plan.")
-----------------------------------------------
YOU MAY CHOOSE FROM THREE DISTRIBUTION OPTIONS.
-----------------------------------------------

SELECTING A DISTRIBUTION OPTION. You may select from the three distribution options listed below when you first become a shareholder in the Fund. If you already are a Fund shareholder and wish to change your distribution option, please call your local Schwab office for assistance.

1. AUTOMATIC REINVESTMENT: Both income dividends and any capital gains distributions will be reinvested in additional shares of the Fund. This option will be selected automatically unless you specify another option. If you are purchasing Fund shares through Schwab's Automatic Investment Plan, you must choose this distribution option for this Fund.

2. CASH DIVIDENDS/REINVESTED CAPITAL GAINS: Income dividends will be paid in cash, and capital gains will be reinvested in additional shares.

3. ALL CASH: Income dividends and any capital gains distributions will both be paid in cash.

Dividends and distributions subject to reinvestment will be invested at the net asset value next determined after their record date. Cash distributions will be credited to your Schwab account and will be held there or mailed to you, depending on the account standing instructions applicable to your account. For information on how to wire funds from your Schwab account to your bank, see "Other Important Information -- Wire Transfers to Your Bank."

OTHER PURCHASE INFORMATION. The Fund reserves the right in its sole discretion and without prior notice to shareholders, to withdraw or suspend all or any part of the offering made by this Prospectus, to reject purchase orders or to change the minimum investment requirements. All orders to purchase shares of the Fund are subject to acceptance by the Fund and are not binding until confirmed or accepted in writing. Schwab will charge a $15 service fee against an investor's Schwab account should his or her investment check be returned because of insufficient or uncollected funds or a stop payment order.

HOW TO SELL OR EXCHANGE SHARES
------------------------------------------------
FUND SHARES MAY BE EXCHANGED FOR SHARES OF OTHER
FUNDS OR CLASSES OF SHARES SPONSORED BY SCHWAB.
------------------------------------------------

SALE OF SHARES. Shares will be redeemed at the net asset value per share next determined after receipt and verification by Schwab's Mutual Fund Transfer Agency Department of proper redemption instructions, as set forth on the following pages. Payment for redeemed shares will be credited directly to your Schwab account no later than 7 days after Schwab's Mutual Fund Transfer Agency Department receives your redemption instructions in proper form. Redemption proceeds will then be held there or mailed to you depending on the account standing instructions you selected. For information on how to wire funds from your Schwab account to your bank, see "Other Important Information -- Wire Transfers to Your Bank." If you purchased shares by check, your redemption proceeds may be held in your Schwab account until your check clears (which may take up to 15 days). Depending on the type of Schwab account you have, your money may earn interest during any holding period.

The Fund may suspend redemption rights or postpone payments when: trading on the Exchange is restricted; the Exchange is closed for any reason other than its customary weekend or holiday closings; emergency circumstances as determined by the SEC exist; or for such other circumstances as the SEC may permit. The Fund may also elect to invoke a 7-day period for cash settlement of individual redemption requests in excess of $250,000 or 1% of the Fund's net assets, whichever is less. (See "Purchase and Redemption of Shares" in the Statement of Additional Information.)

EXCHANGE OF SHARES. The exchange privilege allows you to exchange your SchwabFunds(R) shares for shares of any other SchwabFunds(R) class or Series available to investors in your state. Thus, you can conveniently modify your investments if your goals or market conditions change. An exchange involves the redemption of Fund shares and the purchase of shares of any SchwabFunds of your choice. An exchange of shares will be treated as a sale and purchase of shares for federal income tax purposes. Note that you must meet the initial or subsequent minimum investment requirements applicable to the shares you wish to receive in exchange. The Fund reserves the right on 60 days' written notice to modify, limit or terminate the exchange privilege.

EARLY WITHDRAWAL FEE PAID TO THE FUND. The Fund is meant to be a long-term investment. Frequent trading in Fund shares by short-term investors increases the Fund's costs. To offset the costs of short-term trading and to ensure that long-term investors do not bear these costs, the Fund assesses a 0.50% (one-half of one percent) early withdrawal fee upon redemption or exchange proceeds attributable to shares purchased and held less than six months. To benefit Fund shareholders directly, the early withdrawal fee is paid directly to the Fund and does not apply to the redemption or exchange of shares acquired through reinvestment of dividends or capital gains. Solely for purposes of calculating the amount (if any) of the early withdrawal fee, shares will be treated as redeemed on a "first-in first-out basis," except that shares acquired through dividend reinvestment will be treated as redeemed first. This method of calculating the fee should result in the lowest total early withdrawal fee. The Fund reserves the right to waive this fee for certain clients of Schwab Institutional and The Charles Schwab Trust Company and for certain tax-advantaged retirement plans.

METHODS OF SELLING OR EXCHANGING SHARES.

BY PHONE:

  To sell shares or to exchange shares between any of the SchwabFunds by telephone, please call your local Schwab office during its regular business hours or 800-2 NO-LOAD, 24 hours a day. TDD users may contact Schwab at 800-345-2550, 24 hours a day. To properly process your telephone redemption or exchange request, we will need the following information:

        - your Schwab account number and your name for verification;
        - the number of shares to be sold or exchanged;
        - the name of the Fund from which you wish to sell or exchange shares;
        - the name of the Fund and class into which shares are to be exchanged, if applicable; and
        - the distribution option you select (if exchanging shares).

BY MAIL:

  You may also request a redemption or an exchange by writing Schwab at 101 Montgomery Street, San Francisco, CA 94104 or your local Schwab office. To properly process your mailed redemption or exchange request, we will need the above information and a letter signed by at least one of the registered Schwab account holders in the exact form specified in the account. Once mailed, a redemption request is irrevocable and may not be modified or canceled.

ELECTRONICALLY:

  For more information regarding how to sell or exchange Fund shares electronically using StreetSmart(TM), The Equalizer(R), and TeleBroker(R), please call 800-2 NO-LOAD.

IN PERSON AT A SCHWAB OFFICE:

  You can also request a redemption or exchange in person at your local Schwab office.

SCHWAB AUTOMATIC INVESTMENT PLAN
---------------------------------------------------------------
THE FREE SCHWAB AUTOMATIC INVESTMENT PLAN IS A FAST, CONVENIENT
WAY TO MAKE REGULAR INVESTMENTS IN THE FUND.
---------------------------------------------------------------

Schwab's Automatic Investment Plan ("AIP") allows you to make periodic investments in non-money market SchwabFunds(R) (and certain other funds available through Schwab) automatically and conveniently. You can make automatic investments in any amount, from $100 to $50,000, once you meet the Fund's investment minimum. Automatic investments are made from your Schwab account, and you may select from the following methods to make automatic investments: using the uninvested cash in your Schwab account; using the proceeds of redemption of shares of the Schwab Money Fund linked to your Schwab account; or using the Schwab MoneyLink(R) Transfer Service. As long as you are purchasing the Fund's shares through AIP, all dividends and distributions paid to you by the Fund must be reinvested in additional shares of that Fund. For more detailed information about this service, or to establish your AIP, call your local Schwab office or 800-2 NO-LOAD, 24 hours a day.

OTHER IMPORTANT INFORMATION

MINIMUM BALANCE AND ACCOUNT REQUIREMENTS. Due to the relatively high cost of maintaining accounts with smaller holdings, the Fund reserves the right to redeem a shareholder's shares if, as a result of redemptions, the aggregate value of a shareholder's holdings in that Fund drops below the Fund's $500 minimum balance requirement ($250 in the case of IRAs, other retirement plans and custodial accounts). Shareholders will be notified in writing 30 days before the Fund takes such action to allow them to increase their holdings to at least the minimum level. Fund shares will be automatically redeemed should the Schwab account in which the shares are carried be closed.

CONSOLIDATED MAILINGS. In an effort to reduce mailing costs, the Fund consolidates shareholder mailings by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single package during each shareholder mailing. If you do not wish this consolidation to apply to your account(s), please write SchwabFunds at 101 Montgomery Street, San Francisco, CA 94104 to that effect.

WIRE TRANSFERS TO YOUR BANK. If you so instruct your local Schwab office, funds can be wired from your Schwab account to your bank account. Call your local Schwab branch for additional information. A $15 service fee will be charged against your Schwab account for each wire sent.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING BEING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

                                                        --------------
                                                          BULK RATE
                                                         U.S. POSTAGE
                                                             PAID
                                                        CHARLES SCHWAB
                                                        --------------



SCHWAB
1000 FUND(R)

PROSPECTUS December 29, 1995

SCHWABFUNDS(R)
101 Montgomery Street
San Francisco, California 94104

736-8 (12/95) 10192 Printed on recycled paper.

SchwabFunds(R)

SCHWAB SHORT/INTERMEDIATE GOVERNMENT BOND FUND
SCHWAB LONG-TERM GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

PROSPECTUS December 29, 1995

TO PLACE ORDERS AND FOR ACCOUNT INFORMATION: Contact your local Charles Schwab & Co., Inc. ("Schwab") office or call 800-2 NO-LOAD (800-266-5623), 24 hours a day.

THE SCHWAB SHORT/INTERMEDIATE GOVERNMENT BOND FUND (the "Short/Intermediate Fund", formerly known as the Schwab U.S. Government Bond Fund (Short/Intermediate Term)) and the Schwab Long-Term Government Bond Fund (the "Long-Term Fund," formerly known as the Schwab Long-Term U.S. Government Bond Fund, and, together with the Short/Intermediate Fund, the "Funds"), attempt to provide a high level of current income consistent with preservation of capital by investing primarily in securities issued or guaranteed by the United States Government, its agencies or instrumentalities, and repurchase agreements covering these securities. Under normal market conditions, each Fund will invest at least 65% of its assets in bonds, which include bonds, notes, debentures, mortgage-related securities and zero coupon obligations. Under normal market conditions, the Short/Intermediate Fund seeks to maintain a dollar weighted average portfolio maturity not to exceed five years and the Long-Term Fund seeks to maintain a dollar weighted average maturity greater than ten years. Each Fund is a diversified investment portfolio of Schwab Investments (the "Trust"), a no-load, open-end, management investment company.

ABOUT THIS PROSPECTUS: THIS PROSPECTUS CONCISELY PRESENTS IMPORTANT INFORMATION YOU SHOULD KNOW BEFORE INVESTING IN THE FUNDS. PLEASE READ IT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE. You can find more detailed information about each Fund in the Trust's "Statement of Additional Information," dated December 29, 1995 (as amended from time to time). The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. This Prospectus is also available electronically by using our Internet address: http://www.schwab.com. To receive a free paper copy of this Prospectus or the Statement of Additional Information, call Schwab at 800-2 NO-LOAD, 24 hours a day, or write Schwab at 101 Montgomery Street, San Francisco, CA 94104. TDD users may contact Schwab at 800-345-2550, 24 hours a day.

                               TABLE OF CONTENTS

      KEY FEATURES OF THE FUNDS..............................................................     2
      SUMMARY OF EXPENSES....................................................................     3
      FINANCIAL HIGHLIGHTS...................................................................     5
      MATCHING THE FUNDS TO YOUR INVESTMENT NEEDS............................................     6
      INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS................................     6
      MANAGEMENT OF THE FUNDS................................................................    10
      DISTRIBUTIONS AND TAXES................................................................    12
      SHARE PRICE CALCULATIONS...............................................................    13
      HOW THE FUNDS SHOW PERFORMANCE.........................................................    14
      TAX-ADVANTAGED RETIREMENT PLANS........................................................    14
      GENERAL INFORMATION....................................................................    15
      SHAREHOLDER GUIDE......................................................................    15
        HOW TO PURCHASE SHARES...............................................................    16
        HOW TO SELL OR EXCHANGE SHARES.......................................................    19
      SCHWAB AUTOMATIC INVESTMENT PLAN.......................................................    20
      OTHER IMPORTANT INFORMATION............................................................    20

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
     SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
         COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
               PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

KEY FEATURES OF THE FUNDS

PERFORMANCE. The investment objective of both Funds is to attempt to provide a high level of current income consistent with preservation of capital by investing primarily in securities issued or guaranteed by the United States Government, its agencies or instrumentalities and repurchase agreements covering these securities. Although the Funds will invest primarily in securities guaranteed by the U.S. Government, its agencies or instrumentalities, neither Fund is backed by the U.S. Government. (See "Investment Objectives, Policies and Risk Considerations.")

EFFECT OF PORTFOLIO MATURITIES ON YIELDS. Securities with longer maturities have a greater risk of fluctuation of principal value than money market instruments. High-quality money market instruments reflect short-term interest rates with relatively little risk of fluctuation of principal value. The Short/Intermediate Fund seeks to provide higher yields than money market instruments by investing in securities with a dollar weighted average portfolio maturity not to exceed five years. The Long-Term Fund seeks to provide even higher yields by investing in securities with a dollar weighted average portfolio maturity greater than 10 years. (See "Matching the Funds to Your Investment Needs.")

MINIMIZATION OF SHARE PRICE FLUCTUATION. The Short/Intermediate Fund is managed in an effort to minimize fluctuations in the value of its shares. The average dollar weighted portfolio maturity not to exceed five years is designed to achieve this goal. The Short/Intermediate Fund's emphasis on capital preservation may at times cause the Fund not to provide the same yield and total return as other funds invested in longer-term or lower quality bonds.

CREDIT SAFETY THROUGH A GOVERNMENT PORTFOLIO. Both Funds normally will invest only in Government securities, which are usually considered to be among the safest of instruments. (See "Investment Objectives, Policies and Risk Considerations.")

MONTHLY DIVIDENDS. Dividends on each Fund's shares are declared daily and paid monthly, unlike many individual Government securities which generally pay interest semi-annually. Additionally, unlike interest paid on Government securities, shareholders can reinvest dividends paid on their Fund shares. (See "Distributions and Taxes.")

LOW MINIMUM INVESTMENT. Investors can begin their investment program with as little as $1,000. Subsequent investments can be made with only $100. (See "How to Purchase Shares.")

PROFESSIONAL MANAGEMENT. Charles Schwab Investment Management, Inc. (the "Investment Manager"), currently provides investment management services to the mutual funds in the SchwabFunds Family(R), a family of 21 mutual funds with over $31 billion in assets as of December 15, 1995. (See "Management of the Funds.")

LOW COST INVESTING. Each Fund brings a low cost approach to investing with:

     - no sales or transaction fees;
     - no 12b-1 fees or contingent deferred sales charges;
     - a portion of the Short/Intermediate Fund's management fee waived through April 30, 1996 for potentially higher returns;
     - all of the Long-Term Fund's management fee waived through April 30, 1996 for potentially higher returns;
     - a commitment by the Investment Manager and Schwab to absorb operating expenses of the Short/Intermediate Fund in excess of 0.49% of the Fund's average daily net assets at least through April 30, 1996 (see "Management of the Funds"); and
     - a commitment by the Investment Manager and Schwab to absorb all of the operating expenses of the Long-Term Fund at least through April 30, 1996 (see "Management of the Funds").

SHAREHOLDER SERVICE. Schwab serves as the Funds' principal underwriter/distributor, transfer agent, and shareholder service provider. Schwab's professional representatives are available 24 hours a day to receive your purchase, redemption, and exchange orders. Call your local Schwab office during business hours or 800-2 NO-LOAD, 24 hours a day. TDD users may contact Schwab at 800-345-2550, 24 hours a day. As a discount broker, Schwab gives you investment choices and lets you make your own decisions. Schwab has many services that help you make the most informed investment decisions. Schwab also enables you to execute your trading requests through electronic products such as StreetSmart(TM), The Equalizer(R) and TeleBroker(R). (See "How to Purchase Shares" and "How to Sell or Exchange Shares.")

FREE AUTOMATIC INVESTMENT PLAN. Schwab's free Automatic Investment Plan allows you to make regular investments in the Funds in amounts and at intervals that you select. You avoid the inconvenience, delay and expense associated with checks or bank wires. To obtain more information about the Automatic Investment Plan, refer to the "Schwab Automatic Investment Plan" section in this Prospectus, visit or call your local Schwab office or call 800-2 NO-LOAD, 24 hours a day. (See "Schwab Automatic Investment Plan.")

CONVENIENT REPORTING. Customers receive regular Schwab statements that combine all their mutual fund investment activity on one report. (See "Other Important Information.")

NATIONWIDE NETWORK OF SCHWAB OFFICES. Schwab has over 200 offices throughout the U.S. where customers can place purchase and redemption orders. (See "Management of the Funds.")

FIXED INCOME INVESTMENTS. In addition to bond mutual funds, Schwab offers a complete selection of individual fixed income securities, including

        - Municipal Bonds                             - Corporate Bonds
        - Strips                                      - Ginnie Maes
        - Treasuries                                  - CDs

Contact Schwab's bond specialists at 800-626-4600 for more information.

SUMMARY OF EXPENSES

                                                                      SCHWAB SHORT/     SCHWAB
                                                                      INTERMEDIATE    LONG-TERM
                                                                       GOVERNMENT     GOVERNMENT
                                                                        BOND FUND     BOND FUND
                                                                      -------------   ----------
SHAREHOLDER TRANSACTION EXPENSES:
  Sales Load on Purchases............................................      None          None
  Sales Load on Reinvested Dividends.................................      None          None
  Deferred Sales Load................................................      None          None
  Exchange Fee.......................................................      None          None
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF NET ASSETS):
  Management Fees (after fee reduction)..............................     0.31% 1        None 1
  12b-1 Fees.........................................................      None          None
  Other Expenses (after fee reduction and expense reimbursement).....     0.18% 3        None 4
                                                                          -----          ----
TOTAL FUND OPERATING EXPENSES 2......................................     0.49% 3        None 4
                                                                          =====          ====

1 The amount indicated for the Long-Term Fund reflects a reduction by the Investment Manager which is guaranteed through at least April 30, 1996. The amount indicated for the Short/Intermediate

Fund has been restated to reflect a reduction by the Investment Manager which is guaranteed through at least April 30, 1996. If there were no such reductions, the management fee for the Short/Intermediate Fund and the Long-Term Fund would be 0.41% of each Fund's average daily net assets.

2 You may be charged a fee if applicable minimum balances are not maintained in your Schwab brokerage account or Schwab One(R) account. (See "How to Purchase Shares -- Schwab Account Minimums and Associated Fees.") Schwab Individual Retirement Accounts with balances of $10,000 or more by September 15, 1996 will not be charged Schwab's $29 annual IRA account fee for the life of the account. Schwab Keogh plans are currently charged an annual fee of $45. (See "Tax-Advantaged Retirement Plans.")

3 This amount has been restated to reflect the guarantee by the Investment Manager and Schwab that, through at least April 30, 1996, the total operating expenses of the Short/Intermediate Fund will not exceed 0.49% of the Fund's average daily net assets. Without a similar guarantee, which was in effect for the fiscal year ended August 31, 1995, other expenses and total fund operating expenses would have been 0.40% and 0.81%, respectively, of the Fund's average daily net assets.

4 This amount reflects the guarantee by the Investment Manager and Schwab that, through at least April 30, 1996, the Investment Manager and Schwab will absorb all the Long-Term Fund's operating expenses. Without this guarantee, which was in effect for the fiscal year ended August 31, 1995, other expenses and total fund operating expenses would have been 0.77% and 1.18%, respectively, of the Fund's average daily net assets.

EXAMPLES. You would pay the following expenses on a $1,000 investment in each Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                                                         1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                                         ------      -------      -------      --------
Short/Intermediate Fund...............................     $5          $16          $27          $ 62
Long-Term Fund........................................     $0          $ 0          $ 0          $  0

THE PURPOSE OF THE PRECEDING TABLE IS TO ASSIST INVESTORS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT AN INVESTOR IN THE FUNDS WILL BEAR DIRECTLY OR INDIRECTLY. This example reflects the guarantee by the Investment Manager and Schwab that the total operating expenses of each Fund will not exceed the amounts specified for the time periods referred to in notes (3) and (4) above. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The example assumes a 5% annual rate of return pursuant to requirements of the SEC. THIS HYPOTHETICAL RATE OF RETURN IS NOT INTENDED TO BE REPRESENTATIVE OF PAST OR FUTURE PERFORMANCE.

FINANCIAL HIGHLIGHTS

Set forth below is the table containing information as to income and capital changes for a share of the Schwab Short/Intermediate Government Bond Fund, formerly known as the Schwab U.S. Government Bond Fund (Short/Intermediate
Term), and the Schwab Long-Term Government Bond Fund, formerly known as the Schwab Long-Term U.S. Government Bond Fund, outstanding for the periods indicated below. This information has been audited by Price Waterhouse LLP, the Trust's independent accountants, whose unqualified report appears with the financial statements in the Statement of Additional Information.

                                              SCHWAB SHORT/INTERMEDIATE                                SCHWAB LONG-TERM
                                                 GOVERNMENT BOND FUND                                GOVERNMENT BOND FUND
                          ------------------------------------------------------------------  -----------------------------------
                                                                            FOR THE PERIOD                       FOR THE PERIOD
                                                                FOR THE    NOVEMBER 5, 1991                       MARCH 5, 1993
                                FOR THE        FOR THE EIGHT  YEAR ENDED     (COMMENCEMENT        FOR THE         (COMMENCEMENT
                              YEAR ENDED       MONTHS ENDED    DECEMBER    OF OPERATIONS) TO     YEAR ENDED     OF OPERATIONS) TO
                              AUGUST 31,        AUGUST 31,        31,        DECEMBER 31,        AUGUST 31,        AUGUST 31,
                            1995       1994        1993          1992            1991          1995      1994         1993
                          --------   --------  -------------  ----------   -----------------  -------   ------  -----------------
Net asset value at
 beginning of period..... $   9.81   $  10.64    $   10.26     $   10.28        $ 10.00       $  9.33   $10.53       $ 10.00
INCOME FROM INVESTMENT
OPERATIONS
 Net investment income...      .59        .54          .37           .60            .10           .69      .60           .31
 Net realized and
   unrealized gain (loss)
   on investments........      .03       (.71)         .38           .01            .28           .47    (1.20)          .53
                          --------   --------    ---------     ---------        -------       -------   ------        ------
 Total from investment
   operations............      .62       (.17)         .75           .61            .38          1.16     (.60)          .84
LESS DISTRIBUTIONS
 Dividends from net
   investment income.....     (.59)      (.54)        (.37)         (.60)          (.10)         (.69)    (.60)         (.31)
 Distributions from
   realized gain on
   investments...........    --          (.12)      --              (.03)         --            --        --           --
                          --------   --------    ---------     ---------        -------       -------   ------       -------
 Total distributions.....     (.59)      (.66)        (.37)         (.63)          (.10)         (.69)    (.60)         (.31)
                          --------   --------    ---------     ---------        -------       -------   ------       -------
 Net asset value at end
   of period............. $   9.84   $   9.81    $   10.64     $   10.26        $ 10.28       $  9.80   $ 9.33       $ 10.53
                          ========   ========    =========     =========        =======       =======   ======       =======
Total return (%).........     6.61      (1.67)        7.39          6.08           3.79         13.03    (5.80)         8.63
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of
   period (000s)......... $157,191   $190,479    $ 273,973     $ 226,223        $66,404       $12,949   $7,108       $ 2,806
 Ratio of expenses to
   average net assets
   (%)...................      .58        .60          .60*          .43            .35*          .00      .10           .26*
 Ratio of net investment
   income to average net
   assets (%)............     6.11       5.28         5.28*         5.78           6.14*         7.38     6.27          6.36*
 Portfolio turnover rate
   (%)...................      203         91          107           185              4           240      123            42

Note: The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to limit each Fund's ratio of operating expenses to average net assets. Had these fees and expenses not been reduced and absorbed, the ratio of expenses to average net assets for the Schwab Short/Intermediate Government Bond Fund for the periods ended August 31, 1995, 1994, 1993, December 31, 1992 and 1991 would have been .81%, .81%, .84%*, .89%
and 1.47%*, respectively, and the ratio of net investment income to average net assets would have been 5.88%, 5.07%, 5.04%*, 5.32% and 5.02%*, respectively. With respect to the Schwab Long-Term Government Bond Fund the ratio of expenses to average net assets for the periods ended August 31, 1995, 1994 and 1993 would have been 1.18%, 2.19% and 19.19%*, respectively, and the ratio of net investment income to average net assets would have been 6.20%, 4.18% and (12.57%)*, respectively.
* Annualized

MATCHING THE FUNDS TO YOUR INVESTMENT NEEDS
--------------------------------------------
THE FUNDS MAY BE SUITABLE FOR RISK-SENSITIVE
INVESTORS SEEKING INCOME.
--------------------------------------------

The Funds may be appropriate for a variety of investment programs. While the Funds are not a substitute for an investment portfolio tailored to an individual's investment needs and ability to tolerate risk, they can serve as components of an investor's long-term program to accumulate assets for retirement, college tuition, or other major goals.

Because the Funds will ordinarily invest primarily in U.S. Government securities and because the Short/Intermediate Fund will be managed in an effort to minimize fluctuations in its share price, the Short/Intermediate Fund (and to a lesser degree, the Long-Term Fund) may be appropriate for investors, including those who have retired, who desire to receive monthly dividend payments from a fund whose objective is to seek above average returns while minimizing their exposure to principal fluctuations. Investors should note, however, that the principal value of shares of the Long-Term Fund may be subject to greater fluctuation than the value of shares of the Short/Intermediate Fund resulting from the longer maturities of the securities held by the Long-Term Fund.

INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS
---------------------------------------------------------
THE FUNDS ARE DESIGNED TO PROVIDE A HIGH LEVEL OF CURRENT
INCOME CONSISTENT WITH PRESERVATION OF CAPITAL.
---------------------------------------------------------

Both Funds are investment portfolios of the Trust, a no-load, open-end, management investment company. The investment objective of each Fund is to provide a high level of current income consistent with preservation of capital. Each Fund's investment objective, along with certain investment restrictions adopted by each Fund (see "Investment Restrictions" in the Statement of Additional Information), is fundamental, and cannot be changed without approval by holders of a majority of the Fund's outstanding voting shares, as defined in the Investment Company Act of 1940 (the "1940 Act"). While there is no assurance that either Fund will achieve its investment objective, each will endeavor to do so by following the investment policies set forth below.
--------------------------------------------------------------
EACH FUND WILL INVEST PRIMARILY IN U.S. GOVERNMENT SECURITIES.
--------------------------------------------------------------

Each Fund will invest primarily in securities issued or guaranteed by the United States Government, its agencies, or instrumentalities, and repurchase agreements covering these securities. The Funds will attempt to invest 100% of their total assets in the foregoing instruments and may also invest in related options and futures contracts. Under normal market conditions, each Fund will invest at least 65% of its total assets in bonds, which include bonds, notes, debentures, mortgage-related securities, stripped government securities, and zero coupon obligations.

U.S. Government Securities include: bills, bonds, stripped government securities, and other debt securities, differing as to maturity and rates of interest, that are issued by and are direct obligations of the U.S. Treasury and other securities that are issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities that include, but are not limited to,

Government National Mortgage Association ("GNMA"), Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), and Federal National Mortgage Association ("FNMA"). U.S. Government Securities are generally viewed by the Investment Manager as being among the safest of debt securities with respect to the timely payment of principal and interest (but not with respect to any premium paid on purchase), but generally bear a lower rate of interest than corporate debt securities. However, they are subject to market risk like other debt securities, and therefore a Fund's shares can be expected to fluctuate in value. In addition, each Fund may invest in principal or interest only portions of U.S. Government Securities that have been separated (stripped). Stripped securities are usually sold separately in the form of receipts or certificates representing undivided interests in the stripped portion. Stripped securities may be more volatile than non-stripped securities.

Depending on market conditions, the Funds may invest a substantial portion of their assets in mortgage-backed debt securities issued by GNMA, FNMA, and FHLMC. Securities issued by GNMA represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration, or guaranteed by the Veterans Administration. Securities issued by FNMA and FHLMC, U.S. Government-sponsored corporations, also represent an interest in a pool of mortgages.

The timely payment of principal and interest on GNMA securities is guaranteed by GNMA and backed by the full faith and credit of the U.S. Treasury. FNMA guarantees full and timely payment of interest and principal on FNMA securities. FHLMC guarantees timely payment of interest and ultimate collection of principal on FHLMC securities. FNMA and FHLMC securities are not backed by the full faith and credit of the U.S. Treasury. With respect to securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities. Accordingly, such securities may involve greater risk of loss of principal and interest.

Mortgage-backed debt securities, such as those issued by GNMA, FNMA, and FHLMC, are of the "modified pass-through type," which means the interest and principal payments on mortgages in the pool are passed through to investors. During periods of declining interest rates, there is increased likelihood that the underlying mortgages will be prepaid, with a resulting loss of the full-term benefit of any premium paid by a Fund on purchase of such securities. In addition, the proceeds of prepayment would likely be invested at lower interest rates. Also, prepayments of mortgages which underlie securities purchased at a premium may not have been fully amortized at the time the obligation is repaid. As a result of these principal payment features, mortgage-backed securities are generally more volatile investments than other U.S. Government Securities.

The Funds may also invest in other types of U.S. Government Securities, including collateralized mortgage obligations ("CMOs") issued by U.S. Government agencies or instrumentalities. A CMO is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.

The Funds may also enter into repurchase agreements. A repurchase agreement involves a sale of securities to a Fund with the concurrent agreement of the seller (bank or securities dealer) to repurchase the securities within a specified time at a higher price or at the same price plus an amount equal to an agreed upon interest rate. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating and losses. Neither Fund may invest more than 10% of its net assets in repurchase agreements maturing in more than seven days and other illiquid securities.

Each Fund may also purchase shares of other no-load investment companies, including those managed by the Investment Manager. These purchases will be subject to the limitations imposed by the 1940 Act, and we will only make these purchases after obtaining any required regulatory approvals. Investment in other investment companies may cause you to bear duplicative fees for certain services. The Investment Manager will charge no management fees attributable to Fund assets that are invested in other investment companies. (See "Investment Restrictions" in the Statement of Additional Information.")

Under normal market conditions, the Short/Intermediate Fund seeks to maintain a dollar-weighted average portfolio maturity not exceeding five years, and the Long-Term Fund seeks to maintain a dollar-weighted average portfolio maturity in excess of ten years. Both Funds will be managed to attempt to minimize fluctuations in the value of their shares by concentrating on securities whose prices are anticipated to be relatively less sensitive to changes in broad based interest rates.

The frequency of portfolio transactions, a Fund's turnover rate, will vary from year to year depending upon market conditions and purchase and redemption patterns of each Fund's shareholders. Typically, funds with higher turnover tend to generate higher capital gains and transaction costs. The Short/Intermediate Fund had portfolio turnover rates for the years ended August 31, 1995 and 1994 of 203% and 91%, respectively. The Long-Term Fund had portfolio turnover rates for the years ended August 31, 1995 and 1994 of 240% and 123%, respectively. The Investment Manager's efforts to reposition each Fund's portfolio in an environment of steadily falling interest rates was the primary factor for each Fund's increased portfolio turnover in 1995.
-----------------------------------------------------
THE FUNDS MAY UTILIZE FUTURES AND OPTIONS STRATEGIES.
-----------------------------------------------------

Each Fund may also purchase futures contracts on U.S. Government Securities and any index comprised of such securities as well as options contracts (including options on futures contracts), to accommodate cash flows or in anticipation of taking a market position when, in the opinion of the Investment Manager, available cash balances do not permit economically efficient purchases. Moreover, each Fund may sell futures and options to "close out" futures and options it may have purchased or to protect against a decrease in the price of securities it owns but intends to sell. Each Fund may enter into futures contracts and options thereon provided that the aggregate deposits required on these contracts do not exceed 5% of the Fund's total assets. Futures contacts and options may be used to maintain cash reserves while simulating full investment; to facilitate trading; or to seek higher investment returns or simulate full investment when a futures contract is priced more attractively or is otherwise considered more advantageous than the underlying security or index. Each Fund may enter into futures contracts and options thereon provided that the aggregate deposits required on these contracts do not exceed 5% of each Fund's total assets. Under normal market conditions, each Fund may commit a maximum of 25% of its total assets by selling futures, writing calls or buying puts and will limit its purchases of calls so that the value of the securities underlying the calls does not exceed 5% of a Fund's total assets. (See "Investment Securities" in the Statement of Additional Information.)

Futures contracts and options pose certain risks. The primary risks associated with the use of futures contracts and options include: imperfect correlation between the change in market value of the securities held by each Fund and the prices of futures contracts and options, and possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of each Fund's underlying securities. The risk that each Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

The risk of loss in trading futures and options contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage that can be involved in futures and options pricing. As a result, a relatively small price movement in a futures or options contract may result in immediate and substantial loss (or gain) to the investor. While futures contracts and options can be used as leveraged instruments, each Fund may not use futures contracts or options to leverage its portfolios. When investing in futures and options contracts, each Fund will segregate cash, cash-equivalents or liquid, high-quality debt instruments in the amount of the underlying obligation.
------------------------------------------------------------------
THE FUNDS MAY LEND THEIR SECURITIES TO GENERATE ADDITIONAL INCOME.
------------------------------------------------------------------

To increase their income, the Funds may lend their portfolio securities to brokers, dealers and other financial institutions that borrow securities. No more than one-third of each Fund's total assets may be represented by loaned securities. Each Fund's loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities equal at all times to at least 100% of the loaned securities' market value plus accrued interest. As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities fail financially. However, such loans will be made only to firms deemed by the Investment Manager to be of good standing and when, in the judgment of the Investment Manager, the income which can be earned currently from such loans justifies the attendant risk.

The Funds may borrow money from banks or other financial institutions as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not to exceed one-third of the value of their total assets (including the amount borrowed), provided that neither Fund will purchase securities while borrowings represent more than 5% of its assets.
--------------------------------------------------------
THE FUNDS MAY ELECT A STRATEGY WHICH INCLUDES PURCHASING
WHEN-ISSUED SECURITIES AND RESTRICTED SECURITIES.
--------------------------------------------------------

Each Fund may purchase and sell securities on a "when-issued" or "firm commitment" basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future time. At the time of settlement, the market value of the security may be more or less than its purchase or sale price. While the Funds may enter into these transactions with the intention of actually receiving or delivering the securities, they may sell these securities before the settlement date or enter into a new commitment to extend the delivery date further into the future. Between the time of purchase and settlement, no payment is made by a Fund and no interest on securities purchased for future delivery is received by that Fund.

The Investment Manager may determine that it is in the best interest of a Fund to purchase or maintain selected illiquid or restricted securities. A Fund will not purchase illiquid securities if, as a result, more than 10% of its total assets would be invested in illiquid securities.

MANAGEMENT OF THE FUNDS

Responsibility for overall management of the Funds rests with the trustees and officers of the Trust. Professional investment management for the Funds is provided by the Investment Manager, Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. The Investment Manager provides a continuous investment program, including general investment and economic advice regarding each Fund's investment strategies, and performs expense management, accounting and record keeping, and other administrative services necessary to the operation of the Funds and the Trust. The Investment Manager, formed in 1989, is a wholly-owned subsidiary of The Charles Schwab Corporation and is the investment adviser and administrator of the mutual funds in the SchwabFunds Family(R), a family of 21 mutual funds. As of December 15, 1995, SchwabFunds had aggregate net assets in excess of $31 billion.

Andrea Regan is the Portfolio Manager for the Funds and, as such, has had primary responsibility for the day-to-day management of each Fund's portfolio since the commencement of each Fund's operations. Prior to January 1991, Ms. Regan was Vice President and Manager of Trading for the Bank of California's investment management division, Merus Capital Management.

Stephen B. Ward, the Trust's Senior Vice President and Chief Investment Officer, also participates in the management of each Fund's portfolio. Prior to April 1991, Mr. Ward was Vice President and Portfolio Manager for Federated Investors.

Pursuant to separate agreements, Charles Schwab & Co., Inc. ("Schwab" or the "Transfer Agent"), 101 Montgomery Street, San Francisco, CA 94104, serves as shareholder services agent and transfer agent for the Funds. Schwab provides information and services to shareholders, which include reporting share ownership, sales and dividend activity (including associated tax consequences), responding to daily inquiries, effecting the transfer of each Fund's shares, and facilitating effective cash management of shareholders' Schwab account balances. It also furnishes such office space and equipment, telephone facilities, personnel and informational literature distribution as is necessary and appropriate in providing shareholder and transfer agency information and services. Schwab is also each Fund's Distributor, but receives no compensation for its services as such.

Schwab was established in 1971 and is one of America's largest discount brokers. The firm provides low-cost securities brokerage and related financial services to over 3.3 million active customer accounts and has over 200 offices. Schwab also offers convenient access to financial information services and provides products and services that help investors make investment decisions. Schwab is a wholly-owned subsidiary of The Charles Schwab Corporation. Charles R. Schwab is the founder, Chairman, Chief Executive Officer and a director of The Charles Schwab Corporation and, as of November 30, 1995 was the beneficial owner of approximately 20.1% of the outstanding shares of that corporation. Mr. Schwab may be deemed to be a "controlling person" of Schwab and the Investment Manager.

Please see the Funds' Annual Report to Shareholders for the fiscal year ended August 31, 1995 for a discussion by the Investment Manager of each Fund's performance.
--------------------------------------------------------------
THROUGH AT LEAST APRIL 30, 1996, THE INVESTMENT MANAGER
AND SCHWAB GUARANTEE THAT THE SHORT/INTERMEDIATE FUND'S
OPERATING EXPENSES WILL NOT EXCEED 0.49% OF THE FUND'S
AVERAGE DAILY NET ASSETS AND THE INVESTMENT MANAGER AND SCHWAB
WILL ABSORB ALL OF THE LONG-TERM FUND'S OPERATING EXPENSES.
--------------------------------------------------------------

FEES AND EXPENSES. Pursuant to its Investment Advisory and Administration Agreement with the Trust, the Investment Manager receives from each Fund an annual fee, payable monthly, of 0.41% of each Fund's average daily net assets. Through at least April 30, 1996, the Investment Manager guarantees that the Short/Intermediate Fund's management fee will not exceed 0.31% of the Fund's average daily net assets and that the Investment Manager will waive payment of all of the Long-Term Fund's management fee. Moreover, at least through April 30, 1996, the Investment Manager and Schwab guarantee that the Short/Intermediate Fund's total operating expenses will not exceed 0.49% of the Fund's average daily net assets and that the Investment Manager and Schwab will absorb all of the Long-Term Fund's operating expenses. The effect of these guarantees is to maintain or lower each Fund's expenses and thus maintain or increase each Fund's total return to shareholders.

For the transfer agency and shareholder services provided under its Transfer Agency and Shareholder Service Agreements with the Trust, Schwab receives an annual fee, payable monthly, of 0.05% and 0.20%, respectively, of each Fund's average daily net assets. PNC Bank, N.A. is the Funds' Custodian. The Investment Manager, Schwab and the Custodian may each reduce its fees from time to time in the future.

The Trust pays the expenses of its operations, including the fees and expenses of independent accountants, legal counsel and custodian, and the costs of calculating net asset values, brokerage commissions or transaction costs, taxes, registration fees, and the fees and expenses of qualifying the Trust and its shares for distribution. In addition, the Trust will incur and pay fees in connection with the establishment and maintenance of "sweep" accounts through which the Funds may make regular investments in other investment companies. The expenses will generally be allocated among the Trust's investment portfolios on the basis of relative net assets at the time the expense is incurred. However, expenses directly attributable to a particular Fund will be charged to that Fund. For the year ended August 31, 1995, the Short/Intermediate Fund paid investment management fees of 0.27% and total operating expenses of 0.58% of the Fund's average daily net assets, and the Long-Term Fund paid no investment management fees or other operating expenses.

PORTFOLIO BROKERAGE. U.S. Government Securities are typically purchased and sold on the over-the-counter market through dealers acting as principals for their own accounts. Accordingly, commissions are not charged on these transactions. Instead, the subject securities are sold on a "net" basis with the participating dealer(s) earning a spread (the difference between ask and bid price) on each purchase or sale. The Funds may, however, pay commissions in connection with their options transactions.

When placing orders for each Fund's securities transactions, the Investment Manager uses its best judgment to obtain best price and execution. The full range and quality of brokerage services available are considered in making these determinations. For non-debt security trades in which Schwab is not a principal, the Investment Manager may use Schwab to execute a Fund's transactions when it reasonably believes that commissions (or prices) charged and transaction quality will be at least comparable to those available from other qualified brokers or dealers.

DISTRIBUTIONS AND TAXES
---------------------------------------------------------
THE FUNDS DECLARE DAILY DIVIDENDS WHICH ARE PAID MONTHLY.
---------------------------------------------------------

DIVIDENDS AND OTHER DISTRIBUTIONS. On each day that the net asset value per share of each Fund is determined (a "Business Day"), each Fund declares a dividend from net investment income as of the close of trading on the New York Stock Exchange ("the Exchange") (normally 4:00 p.m. Eastern time) to shareholders of record at the previous net asset value calculation. Dividends are normally paid (and, where applicable, reinvested) on the 25th of each month, if a Business Day, otherwise on the next Business Day, with the exception of the dividend paid in December, which is paid on the last Business Day of December. Each Fund intends to distribute substantially all of its net investment income on an annual basis, and plans to distribute substantially all of its net capital gains, if any, at least once annually, as determined by the Board of Trustees. All distributions will be automatically reinvested in additional shares of that Fund unless the shareholder elects otherwise.

TAX INFORMATION. Each Fund is treated as a separate entity for tax purposes, has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), qualified as such and intends to continue to so qualify. In order to so qualify, each Fund will distribute substantially all of its net investment income and net capital gains to shareholders on an annual basis, and will meet certain other requirements. Such qualification relieves a Fund of liability for federal income taxes to the extent its earnings are distributed.

Dividends paid by the Funds from net investment income and distributions from the Fund's net short-term capital gains in excess of any net long-term capital losses, whether received in cash or reinvested, generally will be taxable as ordinary income. Distributions received from a Fund designated as long-term capital gains (net of capital losses), whether received in cash or reinvested, will be taxable as long-term capital gains without regard to the length of time a shareholder has owned shares in a Fund. Any loss on the sale or exchange of a Fund's shares held for 6 months or less shall be treated as a long-term capital loss to the extent of any long-term capital gain distribution received on the shares. If a shareholder is not subject to tax on his income, generally the shareholder will not be taxed on amounts distributed by the Fund.

Records of dividends and other distributions, purchases and redemptions will be reflected on shareholders' Schwab account statements. The Funds will notify shareholders at least annually as to the Federal income tax consequences of all distributions made each year.

Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the mutual fund from direct obligations of the U.S. Government, subject in some cases to minimum investment requirements. Investments in repurchase agreements collateralized by U.S. Government securities do not generally qualify for this purpose. At the end of each calendar year, the Funds will provide shareholders with the percentage of any dividends paid which may qualify for such tax-free status. Shareholders should consult their own tax advisors with respect to the application of state and local income tax laws to these distributions and on the application of other state and local intangible property or income tax laws to their shares and to distributions and redemption proceeds received from the Funds.

The foregoing is only a brief summary of the federal income tax considerations affecting the Funds and their shareholders. Accordingly, a potential investor should consult his or her tax adviser with specific reference to the shareholder's own tax situation.

SHARE PRICE CALCULATIONS
-------------------------------------------------
THERE ARE NO SALES CHARGES OR TRANSACTION FEES TO
PURCHASE OR REDEEM SHARES OF A FUND.
-------------------------------------------------

The price of each Fund's shares on any given day is their "net asset value" or NAV. This amount is computed by dividing the total market value of each Fund's investments and other assets on that day, less any liabilities, by the number of Fund shares outstanding. The net asset value per share of each Fund is determined on each day the Exchange is open for trading at 4:00 p.m., Eastern time. Each Fund's net asset value will fluctuate and neither Funds' shares are insured against reduction in net asset value. (See "Share Price Calculation" in the Statement of Additional Information.) Purchase or redemption orders and exchange requests will be executed at the NAV next determined after receipt and verification by Schwab's Mutual Fund Transfer Agency Department.

The securities in which the Funds invest will be valued daily based on their market value. Securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. Price information on each listed security is taken from the exchange where the security is primarily traded. Other assets for which no reliable quotations are readily available (including any restricted securities) are valued at fair value as determined in good faith by the

Investment Manager pursuant to Board of Trustees' guidelines. Securities may be valued on the basis of prices provided by pricing services when such prices are believed to reflect fair market value.

HOW THE FUNDS SHOW PERFORMANCE

From time to time each Fund may advertise its total return or yield. Performance figures are based upon historical results and are not intended to indicate future performance.

Each Fund's total return measures its overall change in value over a period, including share price movements, and assumes all dividends and capital gains have been reinvested. Average annual total return reflects the hypothetical annually compounded return mandated by the SEC. Other reported total return figures may differ in that they may report non-standard periods or represent aggregate or cumulative return over a stated length of time.

Each Fund's yield refers to the income generated by a hypothetical investment in that Fund over a specific 30-day period. This income is then annualized, which means that the income generated during the 30-day period is assumed to be generated every 30 days over an annual period and is shown as a percentage of the hypothetical investment. (See "Total Return and Yield" in the Statement of Additional Information.)

The Funds' performance may be compared to that of other mutual funds tracked by mutual fund rating services, various indices of investment performance (including the Schwab 1000 Index(R)), United States Treasury obligations, bank certificates of deposit, the Consumer Price Index, and other investments for which reliable performance data is available. Each Fund's performance may also be compared to various unmanaged bond indices, including but not limited to the Salomon Brothers High Grade Index, the Shearson Lehman Government/Corporate Bond Index, the Merrill Lynch Government/Corporate Bond Master Index, and to Lipper Analytical Services, Inc. averages and Morningstar, Inc. performance rankings.

Additional performance information is available in the Trust's Annual Report to Shareholders, which is available free of charge by calling 800-2 NO-LOAD, or from your local Schwab office.

TAX-ADVANTAGED RETIREMENT PLANS
-------------------------------------------------------------
RETIREMENT PLANS OFFER EXCELLENT TAX ADVANTAGES AND THE FUNDS
MAY BE ESPECIALLY SUITABLE INVESTMENTS FOR THEM.
-------------------------------------------------------------

Schwab offers tax-advantaged retirement plans for which the Funds may be a particularly appropriate investment. Schwab's retirement plans allow participants to defer taxes while helping them build their retirement savings.

SCHWAB IRA. A retirement plan with a wide choice of investments offering people with earned income the opportunity to compound earnings on a tax-deferred basis. Schwab IRA accounts with balances of $10,000 or more by September 15, 1996 will not be charged Schwab's $29 annual IRA account fee for the life of the account.

SCHWAB KEOGH. A tax-advantaged plan for self-employed individuals and their employees that permits the employer to make annual tax-deductible contributions of up to $30,000. Schwab Keogh Plans are currently charged an annual fee of $45.

SCHWAB CORPORATE RETIREMENT ACCOUNT. A well designed retirement program can help a company attract and retain valuable employees. Call your local Schwab office or 800-2 NO-LOAD, for more information.

GENERAL INFORMATION

ABOUT THE TRUST. The Trust was organized as a business trust under the laws of Massachusetts on October 26, 1990 and may issue an unlimited number of shares of beneficial interest in one or more investment portfolios or series ("Series"). Currently, shares of seven Series are offered. The Board of Trustees may authorize the issuance of shares of additional Series if it deems it desirable. Shares within each Series have equal, noncumulative voting rights and equal rights as to dividends, assets and liquidation of such Series.

The Trust is not required to hold annual shareholders' meetings and does not intend to do so. It will, however, hold special meetings as required or deemed desirable by the Board of Trustees for such purposes as electing or removing trustees, changing fundamental policies, or approving an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request by shareholders owning at least 10% of the outstanding shares of the Trust. Shareholders will vote by Series and not in the aggregate (for example, when voting to approve the investment advisory agreement), except when voting in the aggregate is permitted under the 1940 Act, such as for the election of trustees.

SHAREHOLDER GUIDE
------------------------------------------
SCHWAB'S OFFICES ACCEPT ORDERS AND PROVIDE
SHAREHOLDER SERVICE AND INFORMATION.
------------------------------------------

SHAREHOLDER SERVICE. You may place purchase and redemption orders as well as request exchanges at any one of over 200 Schwab offices nationwide or by calling 800-2 NO-LOAD, 24 hours a day, where trained representatives are available to answer questions about the Funds and your account. The privilege to initiate transactions by telephone, as discussed below, is automatically available through your Schwab account. Each Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If these procedures are not followed, a Fund may be liable for any losses due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such instructions and tape recording telephone transactions.

Investors should be aware that it may be difficult to complete transactions by telephone during periods of drastic economic or market changes. Shareholders who experience difficulties in purchasing, redeeming or exchanging shares by telephone can utilize the alternative methods discussed on the following pages to place their orders.

To assist in minimizing administrative costs, share certificates will not be issued. Records regarding share ownership are maintained by the Transfer Agent.

You may purchase shares through an account maintained with Schwab or through any other entity which has been designated by Schwab. The information on the following pages regarding the purchase, exchange, and redemption of Fund shares through a Schwab account relates solely to such transactions through Schwab accounts and should not be read to apply to such transactions through other designated entities. For more information, see "Purchase and Redemption of Shares" in the Statement of Additional Information or contact such designated entity.

HOW TO PURCHASE SHARES
----------------------------------------------
YOU MAY PURCHASE SHARES OF THE FUNDS THROUGH A
SCHWAB, IRA, TRUST, OR KEOGH ACCOUNT.
----------------------------------------------

PURCHASING SHARES THROUGH A SCHWAB ACCOUNT. If you purchase shares of the Funds through an account maintained with Schwab, payment for shares must be made directly to Schwab. The Securities Investor Protection Corporation ("SIPC") will provide account protection, in an amount up to $500,000, for securities, including Fund shares which you hold in a Schwab account. Of course, SIPC account protection does not protect shareholders from share price fluctuations.

You may purchase Fund shares using your Schwab account as described below. If you already have a Schwab account, you need not open a new account.

If you do not presently maintain a Schwab account and wish to establish one, simply complete a Schwab Account Application (available by calling 800-2 NO-LOAD, 24 hours a day, or by contacting your local Schwab office) and mail or deliver it to your local Schwab office. You may also mail the application to Schwab at 101 Montgomery Street, San Francisco, CA 94104. Corporations and other organizations should contact their local Schwab office to determine which additional forms may be necessary to open a Schwab account.

You may deposit funds into your Schwab account by check, wire or many other forms of electronic funds transfer (securities may also be deposited). You may also buy shares of each Fund using electronic products such as StreetSmart(TM), The Equalizer(R), and TeleBroker(R). All deposit checks should be made payable to Charles Schwab & Co., Inc. If you would like to wire funds into your existing Schwab account, please contact your local Schwab office for instructions.

SCHWAB ACCOUNT MINIMUMS AND ASSOCIATED FEES. Schwab requires a $1,000 deposit and account balance minimum to maintain a Schwab brokerage account ($500 for custodial accounts). A quarterly fee of $7.50 will be charged on Schwab brokerage accounts that fall below the minimum. This fee, if applicable, will be charged at the end of each quarter and will be waived if there has been at least one commissionable trade within the last six months, or if the shareholder's combined account balances at Schwab total $10,000 or more.

Schwab currently imposes no fee for opening a Schwab One(R) account with a minimum of $5,000 account equity. Schwab One accounts containing less than $5,000 account equity are subject to a fee of $5 per month imposed by Schwab if there have been fewer than two commissionable trades within the last twelve months.
---------------------------------------------------------------
YOUR INITIAL INVESTMENT IN EITHER FUND MAY BE AS LOW AS $1,000.
ADDITIONAL SHARE PURCHASES CAN BE MADE FOR AS LITTLE AS $100.
---------------------------------------------------------------

MINIMUM FUND INVESTMENT REQUIREMENTS. Your initial investment in a Fund may be as low as $1,000 ($500 for custodial accounts, Individual Retirement Accounts and certain other retirement plans). The minimum subsequent investment is $100. These requirements may be reduced or waived on certain occasions. (See "Purchase and Redemption of Shares" in the Statement of Additional Information.)
---------------------------------------------
SHARES WILL BE PURCHASED AFTER YOU HAVE FUNDS
AVAILABLE IN YOUR ACCOUNT.
---------------------------------------------

WHEN AND AT WHAT PRICE SHARES WILL BE PURCHASED. You must have funds available in your Schwab account in order to purchase Fund shares through your Schwab account. If funds (including those transmitted by wire) are received by Schwab before the time the Fund's daily net asset value is calculated (normally 4:00 p.m. Eastern time), they will be available for investment on the day of receipt. If funds arrive after that time, they will be available for investment the next Business Day.

METHODS OF PURCHASING SHARES. Schwab offers you several convenient ways to purchase shares of the Funds. You may choose the one that works best for you and Schwab will confirm execution of your purchase order.

BY PHONE:

  You may use existing funds in your Schwab account to make initial and subsequent share purchases. To place your order, call your local Schwab office during regular business hours or 800-2 NO-LOAD, 24 hours a day. TDD users may contact Schwab at 800-345-2550, 24 hours a day.

BY MAIL:

  You may direct that funds already in your Schwab account be used to make initial and subsequent share purchases. Alternatively, your purchase instructions may be accompanied by a check made out to Charles Schwab & Co., Inc. which will be deposited into your Schwab account and used, as necessary, to cover all or part of your purchase order.

  Written purchase orders (along with any checks) should be mailed to your local Schwab office or to Schwab at 101 Montgomery Street, San Francisco, CA 94104, and should contain the following information:

        - your Schwab account number (inapplicable if a Schwab Account Application is also enclosed);
        - the name of the fund(s) and the dollar amount of shares you would like purchased; and

        - (initial share purchases only) select one of the distribution options listed on the following page.

ELECTRONICALLY:

  For more information regarding how to purchase Fund shares electronically using StreetSmart(TM), The Equalizer(R) and TeleBroker(R), call 800-2 NO-LOAD.

IN PERSON AT A SCHWAB OFFICE:

  Visit your local Schwab office where a representative will be happy to assist you.

AUTOMATIC INVESTMENT:

  Once you have satisfied the initial investment requirements, you may authorize Schwab to automatically purchase shares at intervals and in amounts pre-selected by you on your behalf. (See "Schwab Automatic Investment Plan.")

YOU MAY CHOOSE FROM THREE DISTRIBUTION OPTIONS. You may select from the three distribution options listed below when you first become a shareholder in either of the Funds. If you already are a shareholder and wish to change your distribution option, please call your local Schwab office for assistance.

1. AUTOMATIC REINVESTMENT: Both income dividends and any capital gains distributions will be reinvested in additional shares. This option will be selected automatically unless you specify another option. If you are purchasing Fund shares through Schwab's Automatic Investment Plan, you must choose this distribution option for that Fund.

2. CASH DIVIDENDS/REINVESTED CAPITAL GAINS: Income dividends will be paid in cash and any capital gain distributions will be reinvested in additional shares.

3. ALL CASH: Dividends and any capital gain distributions will both be paid in cash.

Dividends and distributions subject to reinvestment will be invested at the net asset value next determined after their record date. Cash distributions will be credited to your Schwab account and will be held there or mailed to you depending on the standing instructions applicable to your account. For information on how to wire funds from a Schwab account to a bank, see "Other Important Information -- Wire Transfers to Your Bank."

OTHER PURCHASE INFORMATION. Each Fund reserves the right in its sole discretion and without prior notice to shareholders, to withdraw or suspend all or any part of the offering made by this Prospectus, to reject purchase orders or to change the minimum investment requirements. All orders to purchase shares of the Funds are subject to acceptance by the Funds and are not binding until confirmed or accepted in writing. Any purchase which would result in a single shareholder owning shares with a value of more than 10% of a Fund's assets or $3 million, whichever is greater, are subject to prior approval by that Fund. Schwab will charge a $15 service fee against an investor's Schwab account if his or her investment check is returned because of insufficient or uncollected funds or a stop payment order.

HOW TO SELL OR EXCHANGE SHARES

SALE OF SHARES. Shares will be redeemed at the net asset value per share next determined after receipt by Schwab's Mutual Fund Transfer Agency Department of proper redemption instructions, as set forth on the following pages. Payment for redeemed shares will be credited directly to your Schwab account no later than 7-days after Schwab's Mutual Fund Transfer Agency Department receives your redemption instructions in proper form. Redemption proceeds will then be held there or mailed to you depending on the account standing instructions you have selected. For information on how to wire funds from your Schwab account to your bank, see "Other Important Information -- Wire Transfers to Your Bank." If you purchased shares by check, your redemption proceeds may be held in your Schwab account until your check clears (which may take up to 15 days). Depending on the type of Schwab account you have, your money may earn interest during any holding period.

Each Fund may suspend redemption rights or postpone payments when: trading on the Exchange is restricted; the Exchange is closed for any reason other than its customary weekend or holiday closings; emergency circumstances as determined by the SEC exist; or for such other circumstances as the SEC may permit. Each Fund may also elect to invoke a 7-day period for cash settlement of individual redemption requests in excess of $250,000 or 1% of a Fund's net assets, whichever is less. (See "Purchase and Redemption of Shares" in the Statement of Additional Information.

EXCHANGE OF SHARES. The exchange privilege allows you to exchange your SchwabFunds(R) shares for shares of any other SchwabFunds class or Series available to investors in your state. Thus, you can conveniently modify your investments if your goals or market conditions change. An exchange involves the redemption of Fund shares and the purchase of shares of any SchwabFunds of your choice. An exchange of shares will be treated as a sale of the shares for federal income tax purposes. Note that you must meet the initial or subsequent minimum investment requirements applicable to the shares you wish to receive in exchange. Each Fund reserves the right on 60 days' written notice to modify, limit or terminate the exchange privilege.

METHODS OF SELLING OR EXCHANGING SHARES.

BY PHONE:

  To sell shares or to exchange shares between any of the SchwabFunds by telephone, please call your local Schwab office during its regular business hours or 800-2 NO-LOAD, 24 hours a day. TDD users may contact Schwab at 800-345-2550, 24 hours a day. To properly process your telephone redemption or exchange request, we will need the following information:

        - your Schwab account number and your name for verification;
        - the number of shares to be sold or exchanged;
        - the name of the Fund from which you wish to sell or exchange shares;
        - the name of the fund, and class into which shares are to be exchanged, if applicable; and
        - the distribution option you select, if you are exchanging shares.

BY MAIL:

  You may also request a redemption or an exchange by writing Schwab at 101 Montgomery Street, San Francisco, CA 94104 or your local Schwab office. To properly process your mailed redemption or exchange request, we will need the information above and a letter signed by at least one of the registered Schwab account holders in the exact form specified in the account. Once a redemption request is mailed, it is irrevocable and may not be modified or canceled.

ELECTRONICALLY:

  For more information regarding how to sell or exchange Fund shares electronically using StreetSmart(TM), The Equalizer(R), and TeleBroker(R), please call 800-2-NO-LOAD.

IN PERSON AT A SCHWAB OFFICE:

  You can also request a redemption or exchange in person at your local Schwab office.

SCHWAB AUTOMATIC INVESTMENT PLAN
--------------------------------------------------------
THE FREE SCHWAB AUTOMATIC INVESTMENT PLAN IS A FAST,
CONVENIENT WAY TO MAKE REGULAR INVESTMENTS IN THE FUNDS.
--------------------------------------------------------

Schwab's Automatic Investment Plan ("AIP") allows you to make periodic investments in non-money market SchwabFunds(R) (and certain other funds available through Schwab) automatically and conveniently. You can make automatic investments in any amount, from $100 to $50,000, once you meet a Fund's investment minimum. Automatic investments are made from your Schwab account, and you may select from the following methods to make automatic investments: using the uninvested cash in your Schwab account; using the proceeds of redemption of shares of the Schwab money fund linked to your Schwab account; or using the Schwab MoneyLink(R) Transfer Service. As long as you are purchasing a Fund's shares through AIP, all dividends and distributions paid to you by the Fund must be reinvested in additional shares of that Fund. For more detailed information about this service, or to establish your AIP, call your local Schwab office or 800-2 NO-LOAD, 24 hours a day.

OTHER IMPORTANT INFORMATION

MINIMUM BALANCE AND ACCOUNT REQUIREMENTS. Due to the relatively high cost of maintaining accounts with smaller holdings, each Fund reserves the right to redeem a shareholder's shares if, as a result of redemptions, the aggregate value of a shareholder's holdings in that Fund drops below the Fund's $500 minimum balance requirements ($250 in the case of custodial accounts, IRAs and other retirement plans). Shareholders will be notified in writing 30 days before the Fund takes such action to allow them to increase their holdings to at least the minimum level. Shares of each Fund will be automatically redeemed should the Schwab account in which they are carried be closed.

CONSOLIDATED MAILINGS. In an effort to reduce mailing costs, the Funds consolidate shareholder mailings by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single package during each shareholder mailing. If you do not wish this consolidation to apply to your account(s), please write SchwabFunds at 101 Montgomery Street, San Francisco, CA 94104 to that effect.

WIRE TRANSFERS TO YOUR BANK. If you so instruct your local Schwab office, funds can be wired from your Schwab account to your bank account. Call your local Schwab office for additional information on wire transfers. A $15 service fee will be charged against your Schwab account for each wire sent.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING BEING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

                                                        --------------
                                                          BULK RATE
                                                         U.S. POSTAGE
                                                             PAID
                                                        CHARLES SCHWAB
                                                        --------------


SCHWAB GOVERNMENT
BOND FUNDS

Prospectus December 29, 1995

SchwabFunds(R)
101 Montgomery Street
San Francisco, California 94104

919-6 (12/95) CRS 10191 Printed on recycled paper.

SchwabFunds(R)

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND
SCHWAB LONG-TERM TAX-FREE BOND FUND
--------------------------------------------------------------------------------
PROSPECTUS December 29, 1995

TO PLACE ORDERS AND FOR ACCOUNT INFORMATION: Contact your local Charles Schwab & Co., Inc. ("Schwab") office or call 800-2 NO-LOAD (800-266-5623), 24 hours a day.

THE SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND (the "Short/Intermediate Fund") and the SCHWAB LONG-TERM TAX-FREE BOND FUND (the "Long-Term Fund," formerly known as the Schwab National Tax-Free Bond Fund, and, together, with the Short/Intermediate Fund, the "Funds"), are designed for investors who seek a high level of current income that is exempt from federal income tax, consistent with preservation of capital. Both Funds seek to achieve their objective by investing primarily in debt securities issued by or on behalf of states, territories, and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is not subject to regular federal income tax ("Municipal Securities"). Under normal market conditions, each Fund will invest at least 65% of its assets in Municipal Securities, including bonds, notes, debentures, and zero coupon securities. Under normal market conditions, the Short/Intermediate Fund seeks to maintain a dollar weighted average portfolio maturity of between two and five years and the Long-Term Fund seeks to maintain a dollar weighted average portfolio maturity of 10 years or longer, although it may invest in obligations of any maturity. Each Fund is a non-diversified investment portfolio of Schwab Investments (the "Trust"), a no-load, open-end, management investment company.

ABOUT THIS PROSPECTUS: THIS PROSPECTUS CONCISELY PRESENTS IMPORTANT INFORMATION YOU SHOULD KNOW BEFORE INVESTING IN THE FUND. PLEASE READ IT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE. You can find more detailed information about each Fund in the Trust's "Statement of Additional Information," dated December 29, 1995 (as amended from time to time). The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. This Prospectus is also available electronically by using our Internet address: http://www.schwab.com. To receive a free paper copy of this Prospectus or the Statement of Additional Information, call Schwab at 800-2 NO-LOAD, 24 hours a day, or write Schwab at 101 Montgomery Street, San Francisco, CA 94104. TDD users may contact Schwab at 800-345-2550, 24 hours a day.

                               TABLE OF CONTENTS

      KEY FEATURES OF THE FUNDS..............................................................     2
      SUMMARY OF EXPENSES....................................................................     3
      FINANCIAL HIGHLIGHTS...................................................................     5
      MATCHING THE FUNDS TO YOUR INVESTMENT NEEDS............................................     6
      INVESTMENT OBJECTIVES AND POLICIES.....................................................     6
      MUNICIPAL SECURITIES AND INVESTMENT TECHNIQUES.........................................     8
      RISK CONSIDERATIONS....................................................................    10
      MANAGEMENT OF THE FUNDS................................................................    10
      DISTRIBUTIONS AND TAXES................................................................    12
      SHARE PRICE CALCULATIONS...............................................................    13
      HOW THE FUNDS SHOW PERFORMANCE.........................................................    14
      GENERAL INFORMATION....................................................................    15
      SHAREHOLDER GUIDE......................................................................    15
        HOW TO PURCHASE SHARES...............................................................    16
        HOW TO SELL OR EXCHANGE SHARES.......................................................    18
      SCHWAB AUTOMATIC INVESTMENT PLAN.......................................................    20
      OTHER IMPORTANT INFORMATION............................................................    20

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
     SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
         COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
               PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

KEY FEATURES OF THE FUNDS

TAX-FREE INCOME. Income from each Fund will generally be exempt from federal income tax. The Funds may offer higher after-tax yields than some comparable taxable investments. With the possibility of additional increases in individual personal income tax rates in coming years, the Funds' tax-exempt returns may become even more attractive. (See "Investment Objectives and Policies.")

EFFECT OF PORTFOLIO MATURITY ON YIELDS. Securities with longer maturities have a greater risk of fluctuating principal values than shorter-term instruments. High-quality money market instruments reflect short-term interest rates with relatively little risk of fluctuation of principal value. The Short/ Intermediate Fund seeks to provide higher yields than money market instruments by investing in securities to maintain a dollar weighted average portfolio maturity of between 2 and 5 years. The Long-Term Fund seeks to provide even higher yields by investing in securities to maintain a dollar weighted average portfolio maturity of 10 years or longer. (See "Matching the Funds to Your Investment Needs.")

CREDIT SAFETY THROUGH AN INVESTMENT GRADE PORTFOLIO. The Funds will invest only in municipal securities rated in the four highest rating categories and in unrated securities deemed to be of equivalent credit quality. For more information on portfolio securities that may, subsequent to inclusion in a Fund's portfolio, receive a rating below that required for purchase, see the section of this Prospectus entitled "Risk Considerations."

MONTHLY DIVIDENDS. Dividends on each Fund's shares are declared daily and paid monthly, unlike individual municipal securities which generally pay interest semi-annually. Additionally, unlike interest paid on municipal securities, shareholders can reinvest dividends paid on their Fund's shares. (See "Distributions and Taxes.")

LOW MINIMUM INVESTMENT. Investors can begin their tax-free investment program with as little as $1,000. Subsequent investments can be made with only $100. (See "How to Purchase Shares.")

PROFESSIONAL MANAGEMENT. Charles Schwab Investment Management, Inc. (the "Investment Manager"), currently provides investment management services to the mutual funds in the SchwabFunds Family(R), a family of 21 mutual funds with over $31 billion in assets as of December 15, 1995. (See "Management of the Funds.")

LOW COST INVESTING. The Funds bring a low cost approach to investing with:

     - no sales charges or transaction fees;

     - no 12b-1 fees or contingent deferred sales charges;

     - a portion of the management fees for the Short/Intermediate Fund and the Long-Term Fund waived through April 30, 1996 for potentially higher returns; and

     - a commitment by the Investment Manager and Schwab to absorb operating expenses of the Short/Intermediate Fund and the Long-Term Fund in excess of 0.49% of each Fund's average daily net assets at least through April 30, 1996 (see "Management of the Funds").

SHAREHOLDER SERVICE. Schwab serves as the Funds' principal underwriter/distributor, transfer agent, and shareholder service provider. Schwab's professional representatives are available 24 hours a day to receive your purchase, redemption, and exchange orders. Call your local Schwab office during business hours or 800-2 NO-LOAD, 24 hours a day. TDD users may contact Schwab at 800-345-2550, 24 hours a day. As a discount broker, Schwab gives you investment choices and lets you make your own decisions. Schwab has many services that help you make the most informed investment decisions. Schwab also enables you to execute your trading requests through electronic products such as StreetSmart(TM), The Equalizer(R) and TeleBroker(R). (See "How To Purchase Shares" and "How to Sell or Exchange Shares.")

FREE AUTOMATIC INVESTMENT PLAN. Schwab's free Automatic Investment Plan allows you to make regular investments in the Funds in amounts and at intervals that you select. You avoid the inconvenience, delay and expense associated with checks or bank wires. To obtain more information about the Automatic Investment Plans, refer to the "Schwab Automatic Investment Plan" section in this Prospectus, visit or call your local Schwab office or call 800-2 NO-LOAD, 24 hours a day. (See "Schwab Automatic Investment Plan.")

CONVENIENT REPORTING. Customers receive regular Schwab statements that combine all their mutual fund investment activity on one report. (See "Other Important Information.")

NATIONWIDE NETWORK OF SCHWAB OFFICES. Schwab has over 200 offices throughout the U.S. where customers can place purchase and redemption orders. (See "Management of the Funds.")

FIXED INCOME INVESTMENTS. In addition to bond mutual funds, Schwab offers a complete selection of individual fixed income securities, including:

        - Municipal Bonds                           - Corporate Bonds
        - Strips                                    - Ginnie Maes
        - Treasuries                                - CDs

Contact Schwab's bond specialists at 800-626-4600 for more information.

SUMMARY OF EXPENSES

                                                                  SCHWAB               SCHWAB
                                                            SHORT/INTERMEDIATE       LONG-TERM
                                                            TAX-FREE BOND FUND   TAX-FREE BOND FUND
                                                            ------------------   ------------------
SHAREHOLDER TRANSACTION EXPENSES:
  Sales Load on Purchases.................................          None                 None
  Sales Load on Reinvested Dividends......................          None                 None
  Deferred Sales Load.....................................          None                 None
  Exchange Fee............................................          None                 None
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS):
  Management Fees (after fee reduction)...................         0.31% 1              0.31% 1
  12b-1 Fees..............................................          None                 None
  Other Expenses (after fee reduction and expense
     reimbursement).......................................         0.18% 3              0.18% 4
                                                                   -----                -----
TOTAL FUND OPERATING EXPENSES 2...........................         0.49% 3              0.49% 4
                                                                   =====                =====

1 This amount has been restated to reflect a reduction by the Investment Manager which is guaranteed through at least April 30, 1996. If there were no such reduction, the maximum manage-ment fee for the Short/Intermediate Fund and the Long-Term Fund would be 0.41% of each Fund's average daily net assets.

2 You may be charged a fee if applicable minimum balances are not maintained in your Schwab brokerage account or Schwab One(R) account. (See "How to Purchase Shares -- Schwab Account Minimums and Associated Fees.")

3 This amount reflects the guarantee by the Investment Manager and Schwab that, through at least April 30, 1996, the total operating expenses of the Short/Intermediate Fund will not exceed 0.49% of the Fund's average daily net assets. Without this guarantee, which was in effect for the fiscal year ended August 31, 1995, other expenses (as restated) and total operating expenses would have been 0.48% and 0.89%, respectively, of the Fund's average daily net assets.

4 This amount has been restated to reflect the guarantee by the Investment Manager and Schwab that, through at least April 30, 1996, the total operating expenses of the Long-Term Fund will not exceed 0.49% of the Fund's average daily net assets. Without a similar guarantee, which was in effect for the fiscal year ended August 31, 1995, other expenses and total operating expenses would have been 0.52% and 0.93%, respectively, of the Fund's average daily net assets.

EXAMPLES. You would pay the following expenses on a $1,000 investment in each Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                                                  1 YEAR         3 YEARS         5 YEARS         10 YEARS
                                                  ------         -------         -------         --------
Short/Intermediate Fund...................          $5             $16             $27             $62
Long-Term Fund............................          $5             $16             $27             $62

THE PURPOSE OF THE PRECEDING TABLE IS TO ASSIST PURCHASERS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT AN INVESTOR IN THE FUNDS WILL BEAR DIRECTLY OR INDIRECTLY. This example reflects the guarantee by the Investment Manager and Schwab that the total operating expenses of each Fund will not exceed the amounts specified for the time periods referred to in notes (3) and (4) above. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The examples assumes a 5% annual rate of return pursuant to requirements of the SEC. THIS HYPOTHETICAL RATE OF RETURN IS NOT INTENDED TO BE REPRESENTATIVE OF PAST OR FUTURE PERFORMANCE.

FINANCIAL HIGHLIGHTS

Set forth below is the table containing information as to income and capital changes for a share of the Schwab Long-Term Tax-Free Bond Fund (formerly, Schwab National Tax-Free Bond Fund) and the Schwab Short/Intermediate Tax-Free Bond Fund, outstanding for the periods indicated below. This information has been audited by Price Waterhouse LLP, the Trust's independent accountants, whose unqualified report appears with the financial statements in the Statement of Additional Information.

                                           SCHWAB SHORT/INTERMEDIATE                        SCHWAB LONG-TERM
                                              TAX-FREE BOND FUND                           TAX-FREE BOND FUND
                                      -----------------------------------  --------------------------------------------------
                                                         FOR THE PERIOD                                      FOR THE PERIOD
                                                         APRIL 21, 1993                        FOR THE     SEPTEMBER 11, 1992
                                        FOR THE YEAR      (COMMENCEMENT      FOR THE YEAR       EIGHT        (COMMENCEMENT
                                           ENDED        OF OPERATIONS) TO       ENDED        MONTHS ENDED  OF OPERATIONS) TO
                                         AUGUST 31,        AUGUST 31,         AUGUST 31,      AUGUST 31,      DECEMBER 31,
                                       1995     1994          1993           1995     1994      1993             1992
                                      -------  -------  -----------------  -------  -------  ------------  ------------------
Net asset value at beginning of
  period............................. $  9.92  $ 10.15            $ 10.00   $ 9.95  $ 10.59       $  9.92             $ 10.00
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income............     .40      .37                .13      .53      .52           .36                 .17
    Net realized and unrealized gain
      (loss) on investments..........     .20     (.23)               .15      .21     (.56)          .67                (.08)
                                      -------   -------            ------   ------   ------       -------             -------
    Total from investment
      operations.....................     .60      .14                .28      .74     (.04)         1.03                 .09
LESS DISTRIBUTIONS
    Dividends from net investment
      income.........................    (.40)    (.37)              (.13)    (.53)    (.52)         (.36)               (.17)
    Distributions from realized gain
      on investments.................      --       --                 --       --     (.08)           --                  --
                                      -------  -------            -------  -------   ------       -------             -------
    Total distributions..............    (.40)    (.37)              (.13)    (.53)    (.60)         (.36)               (.17)
                                      -------  -------            -------  -------   ------       -------             -------
Net asset value at end of period..... $ 10.12  $  9.92            $ 10.15  $ 10.16   $ 9.95       $ 10.59             $  9.92
                                      =======  =======            =======  =======   ======       =======             =======
Total return (%).....................    6.23     1.42               2.83     7.76     (.42)        10.56                 .92
RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period
      (000s)......................... $52,504  $63,889            $54,450  $41,413  $43,975       $50,413             $28,034
    Ratio of expenses to average net
      assets (%).....................     .49      .48                .45*     .54      .51           .45*                .45*
    Ratio of net investment income to
      average net assets (%).........    4.06     3.71               3.63*    5.40     5.05          5.30*               5.61*
    Portfolio turnover rate (%)......      35       19                 11       70       62            91                  54

Note: The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to limit each Fund's ratio of operating expenses to average net assets. Had these fees and expenses not been reduced and absorbed, the ratio of expenses to average net assets for the Schwab Short/Intermediate Tax-Free Bond Fund for the periods ended August 31, 1995, 1994 and 1993 would have been 0.89%, .91% and 1.26%*, respectively, and the ratio of net investment income to average net assets would have been 3.66%, 3.28% and 2.82%*, respectively. With respect to the Schwab Long-Term Tax-Free Bond Fund the ratio of expenses to average net assets for the periods ended August 31, 1995, 1994, 1993 and December 31, 1992 would have been 0.93%, .99%,
1.18%* and 1.53%*, respectively, and the ratio of net investment income to average net assets would have been 5.01%, 4.57%, 4.57%* and 4.53%*, respectively.
     *Annualized

MATCHING THE FUNDS TO YOUR INVESTMENT NEEDS
----------------------------------------------------
THE FUNDS MAY BE ESPECIALLY SUITABLE FOR INVESTORS
SEEKING HIGH FEDERAL TAX-FREE INCOME.
----------------------------------------------------

The Funds may be appropriate for a variety of investment programs. While the Funds are not a substitute for an investment portfolio tailored to an individual's investment needs and ability to tolerate risk, they can serve as components of an investor's long-term program to accumulate assets for retirement, college tuition or other major goals.

Because the Funds invest primarily in Municipal Securities, they may be especially suitable for investors seeking income that is exempt from federal income tax. The Funds are not suitable for investors who cannot benefit from the tax-exempt character of each Fund's dividends, such as IRAs, qualified retirement plans or tax-exempt entities.

INVESTMENT OBJECTIVES AND POLICIES
------------------------------------------------------------------
EACH FUND SEEKS A HIGH LEVEL OF CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX, CONSISTENT WITH PRESERVATION OF CAPITAL.
------------------------------------------------------------------

Both Funds are investment portfolios of the Trust, a no-load, open-end, management investment company. The investment objective of each Fund is to seek a high level of current income that is exempt from federal income tax, consistent with preservation of capital. Each Fund's investment objective, along with certain investment restrictions adopted by each Fund (see "Investment Restrictions" in the Statement of Additional Information), are fundamental, and cannot be changed without approval by holders of a majority of each Fund's outstanding voting shares, as defined in the Investment Company Act of 1940 (the "1940 Act"). While there is no assurance that either Fund will achieve its investment objective, each will endeavor to do so by following the investment policies set forth below.
--------------------------------------------------------
EACH FUND WILL INVEST PRIMARILY IN MUNICIPAL SECURITIES.
--------------------------------------------------------

Under normal market conditions, each Fund will invest at least 80% of its total assets in debt obligations issued by or on behalf of states, territories and possessions of the U.S., and the District of Columbia and their political subdivisions, agencies, and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuer, is not subject to regular federal income tax ("Municipal Securities"). Absent unusual market conditions, each Fund will invest 65% of its total assets in Municipal Securities, including bonds, notes, debentures, and zero coupon securities. Under normal market conditions, the Short/Intermediate Fund seeks to maintain a dollar weighted average portfolio maturity of between 2 and 5 years. The Long-Term Fund has no restriction on its portfolio maturity, but its dollar weighted average portfolio maturity is currently expected to be 10 years or longer.

Each Fund may also purchase shares of other no-load investment companies, including those managed by the Investment Manager. These purchases will be subject to the limitations imposed by the 1940 Act, and we will only make these purchases after obtaining any required regulatory approvals. Investment in other investment companies may cause you to bear duplicative fees for certain services. The Investment Manager will charge no management fees attributable to Fund assets that are invested in other investment companies. (See "Investment Restrictions" in the Statement of Additional Information.)

Each Fund will invest only in Municipal Securities that at the time of purchase:
(a) are rated within the four highest rating categories for municipal securities assigned by Moody's Investors Service ("Moody's"), Standard & Poor's Corporation ("S&P"), Fitch Investors Services, Inc. ("Fitch"), or any other nationally recognized statistical rating organization ("NRSRO"); or (b) are rated within the two highest rating categories for short-term municipal securities assigned by any NRSRO; or (c) are unrated by any NRSRO, if they are determined by the Investment Manager, using guidelines approved by the Board of Trustees, to be at least equal in quality to one or more of the above referenced securities (such unrated securities may not exceed 20% of the Fund's net assets). Bonds rated in the lowest category of investment grade debt may have speculative characteristics; changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than is the case with higher grade bonds. For a description of the ratings, see "Appendix -- Ratings of Investment Securities" in the Statement of Additional Information.

See the section of this Prospectus entitled "Risk Considerations" for more information on portfolio securities which may, subsequent to inclusion in a Fund's portfolio, receive a rating below that required for purchase.

The frequency of portfolio transactions and each Fund's turnover rate will vary from year to year depending upon market conditions and purchase and redemption patterns of each Fund's shareholders. Typically, funds with higher turnover tend to generate higher capital gains and transaction costs. The Long-Term Fund had portfolio turnover rates for the years ended August 31, 1995 and 1994, of 70% and 62%, respectively. The Short/Intermediate Fund had portfolio turnover rates for the years ended August 31, 1995 and 1994, of 35% and 19%, respectively.
----------------------------------
THE FUNDS ARE "NON-DIVERSIFIED."
----------------------------------

Each Fund is "non-diversified" under the 1940 Act. This means that, with respect to 50% of each Fund's total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government). The balance of each Fund's assets may be invested in as few as two issuers. Thus, up to 25% of each Fund's total assets may be invested in the securities of any one issuer. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to an industrial revenue bond that is backed only by the assets and revenues of a non-governmental user, by such non-governmental user. In certain circumstances, the guarantor of a security may also be considered to be an issuer.

By investing in a portfolio of municipal securities, shareholders in the Funds enjoy greater diversification than investors holding individual municipal securities. Additionally, national tax-free funds typically offer greater diversification and consequently lower credit risk than many single-state tax-free funds. This diversification also means more investment opportunities than single-state tax-free funds.

From time to time, as a defensive measure or under abnormal market conditions, each Fund may invest in taxable "temporary investments" which include: obligations of the U.S. Government, its agencies or instrumentalities; corporate debt securities rated within the two highest rating categories established by an NRSRO, commercial paper rated in the two highest rating categories established by any NRSRO; certificates of deposit of domestic banks having capital and surplus in excess of $100 million; and any of the foregoing temporary investments subject to repurchase agreements. While purchases by a Fund of certain temporary investments could cause it to generate dividends taxable to shareholders as ordinary income (see "Distributions and Taxes"), it is each Fund's primary intention to produce dividends that are not subject to federal income tax.

MUNICIPAL SECURITIES AND INVESTMENT TECHNIQUES

Municipal Securities are debt obligations issued by or on behalf of the states, territories and possessions of the U.S. and the District of Columbia, and their political subdivisions, agencies and instrumentalities, the interest from which is exempt from regular federal income tax. These securities are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. They may also be issued to finance various private activities, including lending of funds to public or private institutions for the construction of housing, educational or medical facilities. Municipal Securities may also include certain types of industrial development bonds or notes issued by public authorities to finance privately owned or operated facilities or to fund short-term cash requirements. Short-term Municipal Securities are generally issued as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance various public purposes.

The two principal classifications of Municipal Securities are general obligation and limited obligation or revenue securities. General obligation securities involve the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation by the issuer's legislative body. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Limited obligation or revenue securities are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Private activity bonds are in most cases limited obligation securities, the credit quality of which is directly related to the corporate user of the facilities. From time to time, the Fund may invest more than 25% of its total assets in industrial development and private activity bonds.

Each Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal Securities purchased by the Funds may include variable rate demand instruments issued by industrial development authorities and other government entities. In the event variable rate demand instruments that the Funds can purchase are not rated by any NRSRO, such instruments must be determined by the Investment Manager, using guidelines approved by the Board of Trustees, to be of comparable quality at the time of purchase to rated instruments which the Funds can purchase. In some cases, the Funds may require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Although there may be no active secondary market with respect to a particular variable rate demand instrument purchased by either Fund, each Fund may (at any time or during specified periods not exceeding one year, depending upon the instrument involved) demand payment in full of the principal of the instrument and may resell the instrument to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of a variable rate demand instrument in the event the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights. Each Fund could, for this or other reasons, suffer a loss with respect to such instruments. To the extent that the absence of an active secondary market for such securities cause them to be "illiquid," such securities will be subject to each Fund's restrictions on acquiring and holding illiquid securities.

Participation interests in Municipal Securities with fixed, floating or variable rates of interest may be purchased by the Funds from financial institutions. The buyer of a participation interest receives an undivided interest in the securities underlying the instrument. A Fund will only purchase a participation interest if: (a) the instrument meets the Fund's previously described quality standards for Municipal Securities, and (b) the instrument is issued with an opinion of counsel or is the subject of a ruling of the Internal Revenue Service stating that the interest earned on the participation interest is exempt from federal income tax.

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Investment Manager will review or re-evaluate the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

As a matter of fundamental policy, each Fund may borrow money for temporary purposes, but not for the purpose of purchasing investments, in an amount up to one-third of the value of its total assets and may pledge up to 10% of its net assets to secure borrowings. Neither Fund will purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 10% of its net assets valued at the time of the transaction would be invested in such securities.

As part of the Funds' fundamental 80% policy described above, each Fund will not treat interest income subject to federal alternative minimum tax for individuals as tax-exempt for purposes of measuring compliance with the policy. To the extent that the Funds invest in securities, the interest income on which is treated as a preference item for purpose of the alternative minimum tax, individual shareholders, depending on their own tax status, may be subject to federal alternative minimum tax on part of that Fund's distributions derived from these securities. Corporate shareholders may be subject to the Federal alternative minimum tax on exempt-interest dividends received from a Fund.

RISK CONSIDERATIONS

Investors should note the following considerations before making an investment in either of the Funds. For more information regarding the risks involved in investing in municipal securities, see the Funds' Statement of Additional Information.

The investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of issuers relative to the number of issuers held in a diversified portfolio. In the event of changes in the financial condition or in the market's assessment of certain issuers, each Fund's policy of acquiring large positions in the obligations of a relatively small number of issuers may affect the value of that Fund's portfolio to a greater extent than that of a fully diversified portfolio.

Although the Funds do not presently intend to do so on a regular basis, each Fund may invest more than 25% of its assets in Municipal Securities, the interest on which is paid solely from revenues on similar projects. To the extent that a Fund's assets are concentrated in Municipal Securities payable from revenues on similar projects, the Funds will be subject to the particular risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

Each Fund may purchase securities on a "when-issued" or "delayed delivery" basis. When-issued or delayed delivery securities are securities purchased for future delivery at a stated price and yield. The Funds will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued or delayed delivery basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Neither Fund will invest more than 25% of its assets in when-issued or delayed delivery securities or purchase such securities for speculative purposes, and will make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, each Fund reserves the right to sell acquired when-issued or delayed delivery securities before their settlement dates if deemed advisable.

After its purchase by a Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below that required for purchase by the Funds. Neither event would require the elimination of such an obligation from the affected Fund's investment portfolio. However, the obligation generally would be retained only if such retention was determined by the Board of Trustees of the Trust to be in the best interests of the affected Fund.

MANAGEMENT OF THE FUNDS

Responsibility for overall management of the Funds rests with the trustees and officers of the Trust. Professional investment management for the Funds is provided by the Investment Manager, Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. The Investment Manager provides a continuous investment program, including general investment and economic advice regarding each Fund's investment strategies, and performs expense management, accounting and record keeping, and other administrative services necessary to the operation of the Funds and the Trust. The Investment Manager, formed in 1989, is a wholly-owned subsidiary of The Charles Schwab Corporation and is the investment adviser and administrator of the mutual funds in the SchwabFunds Family(R), a family of 21 mutual funds. As of December 15, 1995, SchwabFunds had aggregate net assets in excess of $31 billion.

Joanne Larkin is the Portfolio Manager for the Funds and, as such, has had primary responsibility for the day-to-day management of each Fund's portfolio since the commencement of each Fund's operations. Prior to February 1992, Ms. Larkin was portfolio manager for the Shearson Lehman California Municipal Bond Fund and E.F. Hutton's Municipal Cash Reserve Management.

Stephen B. Ward, the Trust's Senior Vice President and Chief Investment Officer, participates in the management of each Fund's portfolio. Prior to April 1991, Mr. Ward was Vice President and Portfolio Manager for Federated Investors.

Pursuant to separate agreements, Charles Schwab & Co., Inc. ("Schwab" or the "Transfer Agent"), 101 Montgomery Street, San Francisco, CA 94104, serves as shareholder services agent and transfer agent for the Funds. Schwab provides information and services to shareholders, which include reporting share ownership, sales and dividend activity (and associated tax consequences), responding to daily inquiries, effecting the transfer of each Fund's shares, and facilitating effective cash management of shareholders' Schwab account balances. It also furnishes such office space and equipment, telephone facilities, personnel and informational literature distribution as is necessary and appropriate in providing shareholder and transfer agency information and services. Schwab is also each Fund's Distributor, but receives no compensation for its services as such.

Schwab was established in 1971 and is one of America's largest discount brokers. The firm provides low-cost securities brokerage and related financial services to over 3.3 million active customer accounts and has over 200 offices. Schwab also offers convenient access to financial information services and provides products and services that help investors make investment decisions. Schwab is a wholly-owned subsidiary of The Charles Schwab Corporation. Charles R. Schwab is the founder, Chairman, Chief Executive Officer, and a Director of The Charles Schwab Corporation and, as of November 30, 1995, the beneficial owner of approximately 20.1% of the outstanding shares of that corporation. Mr. Schwab may be deemed to be a controlling person of Schwab and the Investment Manager.

Please see the Funds' Annual Report to Shareholders for the fiscal year ended August 31, 1995 for a discussion by the Investment Manager of each Fund's performance.
----------------------------------------------------------------------
THROUGH AT LEAST APRIL 30, 1996, THE INVESTMENT MANAGER AND SCHWAB
GUARANTEE THAT THE TOTAL OPERATING EXPENSES FOR THE SHORT/INTERMEDIATE
FUND AND THE LONG-TERM FUND WILL NOT EXCEED 0.49% OF EACH
FUND'S AVERAGE DAILY NET ASSETS.
----------------------------------------------------------------------

FEES AND EXPENSES. Pursuant to its Investment Advisory and Administration Agreement with the Trust, the Investment Manager receives from each Fund an annual fee, payable monthly, of 0.41% of each Fund's average daily net assets. Through at least April 30, 1996, the Investment Manager guarantees that the management fee for the Short/Intermediate Fund and the Long-Term Fund will not exceed 0.31% of each Fund's average daily net assets. Moreover, at least through April 30, 1996 the

Investment Manager and Schwab guarantee that the total operating expenses of the Short/Intermediate Fund and the Long-Term Fund will not exceed 0.49% of each Fund's average daily net assets. The effect of these reductions and guarantees is to maintain or lower each Fund's expenses and thus maintain or increase each Fund's total return to shareholders.

For the transfer agency and shareholder services provided under its Transfer Agency and Shareholder Service Agreements with the Trust, Schwab receives an annual fee, payable monthly, of 0.05% and 0.20%, respectively, of each Fund's average daily net assets. PNC Bank, N.A. is the Funds' Custodian. The Investment Manager, Schwab and the Custodian may each reduce its fees from time to time.

The Trust pays the expenses of its operations, including the fees and expenses of independent accountants, legal counsel and custodian; and the costs of calculating net asset values, brokerage commissions or transaction costs; taxes; registration fees; and the fees and expenses of qualifying the Trust and its shares for distribution. In addition, the Trust will incur and pay fees in connection with the establishment and maintenance of "sweep" accounts through which the Funds may make regular investments in other investment companies. The expenses will generally be allocated among the Trust's investment portfolios on the basis of relative net assets at the time the expense is incurred. However, expenses directly attributable to a particular Fund will be charged to that Fund. For the year ended August 31, 1995, the Short/Intermediate Fund paid investment management fees of 0.18% and total operating expenses of 0.49% of the Fund's average daily net assets, and the Long-Term Fund paid investment management fees of 0.22% and total operating expenses of 0.54% of the Fund's average daily net assets.

DISTRIBUTIONS AND TAXES
----------------------------------------------------------
THE FUNDS DECLARE DAILY DIVIDENDS WHICH ARE PAID MONTHLY.
----------------------------------------------------------

DIVIDENDS AND OTHER DISTRIBUTIONS. On each day that the net asset value per share of each Fund is determined ("Business Day"), each Fund declares a dividend from net investment income as of the close of trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern time) to shareholders of record at the previous net asset value calculation. Dividends are normally paid (and, where applicable, reinvested) on the 25th of each month, if a Business Day, otherwise on the next Business Day, with the exception of the dividend paid in December, which is paid on the last Business Day of December. Each Fund intends to distribute substantially all of its net investment income on an annual basis, and plans to distribute substantially all of its net capital gains, if any, at least once annually, as determined by the Board of Trustees. All distributions will be automatically reinvested in additional shares of a Fund unless the shareholder elects otherwise.

TAX INFORMATION. Each Fund is treated as a separate entity for tax purposes, has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), has qualified as such, and intends to continue to so qualify. In order to so qualify, each Fund will distribute substantially all of its net exempt-interest income and its investment company taxable income, and will meet certain other requirements. Such qualification relieves a Fund of liability for federal income tax to the extent its earnings are distributed.

FEDERAL INCOME TAXES: Dividends derived from exempt-interest income (known as "exempt-interest dividends") may be treated by a Fund's shareholders as items of interest excludable from their federal gross income. To the extent dividends paid to shareholders are derived from taxable interest or short-term or long-term capital gains, such dividends will be subject to federal income tax whether such dividends are paid in the form of cash or additional shares. If a Fund holds certain "private activity bonds" ("industrial development bonds" under prior law), dividends derived from interest on such obligations will be classified as an item of tax preference which could subject certain shareholders to alternative minimum tax liability. Corporate shareholders must take all exempt-interest dividends into account in determining "adjusted current earnings" for purposes of calculating their alternative minimum tax.

Each Fund may at times purchase Municipal Securities at a discount from the prices at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount may be included in each Fund's ordinary income and will be taxable to shareholders as such when it is distributed to them. Taxable distributions which are reinvested will be taxable as if they had been paid in cash. Shareholders receiving Social Security benefits or Railroad Retirement Act benefits should note that exempt-interest dividends will be taken into account in determining the taxability of such benefits. It is not expected that any portion of the dividends paid by either Fund will be eligible for the corporate dividends received deduction. (See "Taxes" in the Statement of Additional Information.)

STATE INCOME TAXES: Distributions of net investment income may be taxable to investors under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes. In addition, to the extent, if any, that dividends paid to shareholders are derived from taxable interest or from long-term or short-term capital gains, such dividends will not be exempt from state income tax whether received in cash or reinvested in shares.

Records of dividends and other distributions, purchases and redemptions will be reflected on shareholders' regular Schwab account statements. The Funds will notify shareholders at least annually as to the federal income tax consequences of distributions made each year.

The foregoing is only a brief summary of some of the federal income tax considerations affecting the Funds and their shareholders. Accordingly, a potential investor should consult his or her tax adviser with specific reference to his or her own tax situation.

SHARE PRICE CALCULATIONS
--------------------------------------------------
THERE ARE NO SALES CHARGES OR TRANSACTION FEES TO
PURCHASE OR REDEEM SHARES OF A FUND.
--------------------------------------------------

The price of each Fund's shares on any given day is their "net asset value" or NAV. This amount is computed by dividing the total market value of each Fund's investments and other assets on that day, less any liabilities, by the number of shares outstanding. The net asset value per share of each Fund is determined on each day the Exchange is open for trading at 4:00 p.m., Eastern time. Each Fund's net asset value will fluctuate and neither Fund's shares are insured against reduction in net asset value. (See "Share Price Calculation" in the Statement of Additional Information.) Purchase or redemption orders and exchange requests will be executed at the NAV next determined after receipt and verification by Schwab's Mutual Fund Transfer Agency Department.

The securities in which the Funds invest will be valued daily based on their market value. Securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. Other assets for which no reliable quotations are readily available (including any restricted securities) are valued at fair value as determined in good faith by the Investment Manager pursuant to the Board of Trustees' guidelines. Securities may be valued on the basis of prices provided by pricing services when such prices are believed to reflect fair market value.

HOW THE FUNDS SHOW PERFORMANCE
---------------------------------------------
EACH FUND'S PERFORMANCE MAY BE ADVERTISED ON
A BEFORE OR AFTER-TAX BASIS.
---------------------------------------------

From time to time each Fund may advertise its total return, yield, effective yield, taxable equivalent yield, and taxable equivalent effective yield. Performance figures are based upon historical results and are not intended to indicate future performance.

Each Fund's total return measures its overall change in value over a period, including share price movements, and assumes all dividends and capital gains have been reinvested. Average annual total return reflects the hypothetical annually compounded return mandated by the SEC. Other reported total return figures may differ in that they may report non-standard periods or represent aggregate or cumulative return over a stated length of time.

Each Fund's yield refers to the income generated by a hypothetical investment in that Fund over a specific 30-day period. This income is then annualized,which means that the income generated during the 30-day period is assumed to be generated every 30 days over an annual period and is shown as a percentage of the hypothetical investment.

Taxable equivalent yield is the yield that a taxable investment must generate in order to equal (after applicable taxes are deducted) a Fund's yield for an investor in stated federal income tax brackets. (Normally assumed to be applicable maximum tax rate.) Taxable equivalent yield is based upon, and will be higher than, the portion of each Fund's yield that is tax exempt. Each Fund may also illustrate the hypothetical performance of taxable and tax-free investments over the long-term to show the effects of compounding tax-free dividends. The taxable equivalent effective yield is computed in the same manner as is the taxable equivalent yield, except that the effective yield is substituted for yield in the calculation. (See "Total Return and Yield" in the Statement of Additional Information.)

The Funds' performances may be compared to that of other mutual funds tracked by mutual fund rating services, various indices of investment performance (including the Schwab 1000 Index(R)), United States Treasury obligations, bank certificates of deposit, the Consumer Price Index, and other investments for which reliable performance data is available. Each Fund's performance may also be compared to various unmanaged bond indices, Lipper Analytical Services Inc. averages and Morningstar performance rankings.

Additional performance Information is available in the Trust's Annual Report to Shareholders, which is available free of charge by calling 800-2 NO-LOAD, or from your local Schwab office.

GENERAL INFORMATION

ABOUT THE TRUST. The Trust was organized as a business trust under the laws of Massachusetts on October 26, 1990 and may issue an unlimited number of shares of beneficial interest in one or more investment portfolios or series ("Series"). Currently, shares of seven Series are offered. The Board of Trustees may authorize the issuance of shares of additional Series if it deems it desirable. Shares within each Series have equal, noncumulative voting rights and equal rights as to dividends, assets and liquidation of such Series.

The Trust is not required to hold annual meetings and does not intend to do so. It will, however, hold special meetings as required or deemed desirable by the Board of Trustees for such purposes as electing or removing trustees, changing fundamental policies, or approving an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request by shareholders owning at least 10% of the outstanding shares of the Trust. Shareholders will vote by Series and not in the aggregate (for example, when voting to approve the investment advisory agreement), except when voting in the aggregate is permitted under the 1940 Act, such as for the election of trustees.

SHAREHOLDER GUIDE
-------------------------------------------
SCHWAB'S OFFICES ACCEPT ORDERS AND PROVIDE
SHAREHOLDER SERVICE AND INFORMATION.
-------------------------------------------

SHAREHOLDER SERVICE. You may place purchase and redemption orders as well as request exchanges at any one of our over 200 Schwab offices nationwide or by calling 800-2 NO-LOAD, 24 hours a day, where trained representatives are available to answer questions about the Funds and your account. The privilege to initiate transactions by telephone, as discussed below, is automatically available through your Schwab account. Each Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If these procedures are not followed, a Fund may be liable for any losses due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such instructions and tape recording telephone transactions.

Investors should be aware that it may be difficult to complete transactions by telephone during periods of drastic economic or market changes. Shareholders who experience difficulties in purchasing, redeeming or exchanging shares by telephone can utilize the alternative methods discussed on the next page to place their orders.

To assist in minimizing administrative costs, share certificates will not be issued. Records regarding share ownership are maintained by the Transfer Agent.

You may purchase shares through an account maintained with Schwab or through any other entity which has been designated by Schwab. The information on the following pages regarding the purchase, exchange, and redemption of Fund shares through a Schwab account relates solely to such transactions through Schwab accounts and should not be read to apply to such transactions through other designated entities. For more information, see "Purchase and Redemption of Shares" in the Statement of Additional Information or contact such designated entity.

HOW TO PURCHASE SHARES
-----------------------------------------------
YOU MAY PURCHASE SHARES OF THE FUNDS THROUGH A
SCHWAB ACCOUNT.
-----------------------------------------------

If you purchase shares of the Funds through an account maintained with Schwab, payment for shares must be made directly to Schwab. The Securities Investor Protection Corporation ("SIPC") will provide account protection in an amount up to $500,000 for securities, including Fund shares which you hold in a Schwab account. Of course, SIPC account protection does not protect shareholders from share price fluctuations.

You may purchase Fund shares using your Schwab account as described below. If you already have a Schwab account, you need not open a new account.

If you do not presently maintain a Schwab account and wish to establish one, simply complete a Schwab Account Application (available by calling 800-2 NO-LOAD, 24 hours a day, or by contacting your local Schwab office) and mail or deliver it to your local Schwab office. You may also mail the application to Schwab at 101 Montgomery Street, San Francisco, CA 94104. Corporations and other organizations should contact their local Schwab office to determine which additional forms may be necessary to open a Schwab account.

You may deposit funds into your Schwab account by check, wire or other forms of electronic funds transfer (securities may also be deposited). You may also buy shares of each Fund using electronic products such as StreetSmart(TM), The Equalizer(R) and TeleBroker(R). All deposit checks should be made payable to Charles Schwab & Co., Inc. If you would like to wire funds into your existing Schwab account, please contact your local Schwab office for instructions.

SCHWAB ACCOUNT MINIMUMS AND ASSOCIATED FEES. Schwab requires a $1,000 deposit and account balance minimum to maintain a Schwab brokerage account ($500 for custodial accounts). A quarterly fee of $7.50 will be charged on Schwab brokerage accounts that fall below the minimum. This fee, if applicable, will be charged at the end of each quarter and will be waived if there has been at least one commissionable trade within the last six months, or if the shareholder's combined account balances at Schwab total $10,000 or more.

Schwab currently imposes no fee for opening a Schwab One(R) account with a minimum of $5,000 account equity. Schwab One accounts containing less than $5,000 account equity are subject to a fee of $5 per month imposed by Schwab if there have been fewer than two commissionable trades within the last twelve months.
----------------------------------------------------------------
YOUR INITIAL INVESTMENT IN EITHER FUND MAY BE AS LOW AS $1,000.
ADDITIONAL SHARE PURCHASES CAN BE MADE FOR AS LITTLE AS $100.
----------------------------------------------------------------

MINIMUM FUND INVESTMENT REQUIREMENTS. Your initial investment in a Fund may be as low as $1,000 ($500 for custodial accounts). The minimum subsequent investment is $100. These requirements may be reduced or waived on certain occasions. (See "Purchase and Redemption of Shares" in the Statement of Additional Information.)
----------------------------------------------
SHARES WILL BE PURCHASED AFTER YOU HAVE FUNDS
AVAILABLE IN YOUR SCHWAB ACCOUNT.
----------------------------------------------

WHEN AND AT WHAT PRICE SHARES WILL BE PURCHASED. You must have funds available in your Schwab account in order to purchase Fund shares through your Schwab account. If funds (including those transmitted by wire) are received by Schwab before the time the Fund's daily net asset value is calculated (normally 4:00 p.m. Eastern time), they will be available for investment on the day of receipt. If funds arrive after that time, they will be available for investment the next Business Day.

METHODS OF PURCHASING SHARES. Schwab offers you several convenient ways to purchase shares of the Funds. You may choose the one that works best for you and Schwab will confirm execution of your purchase order.

BY PHONE:

  You may use existing funds in your Schwab account to make initial and subsequent share purchases. To place your order, call your local Schwab office during regular business hours or 800-2 NO-LOAD, 24 hours a day. TDD users may contact Schwab at 800-345-2550, 24 hours a day.

BY MAIL:

  You may direct that funds already in your Schwab account be used to make initial and subsequent share purchases. Alternatively, your purchase instructions may be accompanied by a check made out to Charles Schwab & Co., Inc. which will be deposited into your Schwab account and used, as necessary, to cover all or part of your purchase order.

  Written purchase orders (along with any checks) should be mailed to Schwab at 101 Montgomery Street, San Francisco, CA 94104 or to your local Schwab office and should contain the following information:

       - your Schwab account number (inapplicable if a Schwab Account Application is also enclosed);
       - the name of the fund(s) and the dollar amount of shares you would like purchased; and
       - (initial share purchases only) select one of the distribution options listed on the following page.

ELECTRONICALLY:

  For more information regarding how to purchase Fund shares electronically using StreetSmart(TM), The Equalizer(R)and TeleBroker(R), call 800-2 NO-LOAD.

IN PERSON AT A SCHWAB OFFICE:

  Visit your local Schwab office where a representative will be happy to assist you.

AUTOMATIC INVESTMENT:

  Once you have satisfied the initial investment requirements, you may authorize Schwab to automatically purchase shares at intervals and in amounts pre-selected by you on your behalf. (See "Schwab Automatic Investment Plan.")
------------------------------------------------
YOU MAY CHOOSE FROM THREE DISTRIBUTION OPTIONS.
------------------------------------------------

SELECTING A DISTRIBUTION OPTION. You may select from the three distribution options listed below when you first become a shareholder in either of the Funds. If you already are a shareholder and wish to change your distribution option, please call your local Schwab office for assistance.

     1. AUTOMATIC REINVESTMENT: Both income dividends and any capital gains distributions will be reinvested in additional shares. This option will be selected automatically unless you specify another option. If you are purchasing Fund shares through Schwab's Automatic Investment Plan, you must choose this distribution option for that Fund.

     2. CASH DIVIDENDS/REINVESTED CAPITAL GAINS: Income dividends will be paid in cash and any capital gain distributions will be reinvested in additional shares.

     3. ALL CASH: Dividends and any capital gains distributions will both be paid in cash.

Dividends and distributions subject to reinvestment will be invested at the net asset value next determined after their record date. Cash distributions will be credited to your Schwab account and will be held there or mailed to you depending on the standing instructions applicable to your account. For information on how to wire funds from your Schwab account to your bank, see "Other Important Information -- Wire Transfers to Your Bank."

OTHER PURCHASE INFORMATION. Each Fund reserves the right, in its sole discretion and without prior notice to shareholders, to withdraw or suspend all or any part of the offering made by this Prospectus, to reject purchase orders or to change the minimum investment requirements. All orders to purchase shares of the Funds are subject to acceptance by the Funds and are not binding until confirmed or accepted in writing. Any purchase which would result in a single shareholder owning shares with a value of more than 10% of a Fund's assets or $3 million, whichever is greater, is subject to prior approval by that Fund. Schwab will charge a $15 service fee against an investor's Schwab account if his or her investment check is returned because of insufficient or uncollected funds or a stop payment order.

HOW TO SELL OR EXCHANGE SHARES

SALE OF SHARES. Shares will be redeemed at the net asset value per share next determined after receipt by Schwab's Mutual Fund Transfer Agency Department of proper redemption instructions, as set forth on the following pages. Payment for redeemed shares will be credited directly to your Schwab account no later than 7-days after Schwab's Mutual Fund Transfer Agency Department receives your redemption instructions in proper form. Redemption proceeds will then be held there or mailed to you depending on the account standing instructions you have selected. For information on how to wire funds from your Schwab account to your bank, see "Other Important
Information -- Wire Transfers to Your Bank."

If you purchased shares by check, your redemption proceeds may be held in your Schwab account until your check clears (which may take up to 15 days). Depending on the type of Schwab account you have, your money may earn interest during any holding period.

Each Fund may suspend redemption rights or postpone payments when: trading on the Exchange is restricted; the Exchange is closed for any reason other than its customary weekend or holiday closings; emergency circumstances as determined by the SEC exist; or for such other circumstances as the SEC may permit. Each Fund may also elect to invoke a 7-day period for cash settlement of individual redemption requests in excess of $250,000 or 1% of a Fund's net assets, whichever is less. (See "Purchase and Redemption of Shares" in the Statement of Additional Information.)

EXCHANGE OF SHARES. The exchange privilege allows you to exchange your SchwabFunds(R) shares for shares of any other SchwabFunds class or Series available to investors in your state. Thus, you can conveniently modify your investments if your goals or market conditions change. An exchange involves the redemption of Fund shares and the purchase of shares of any SchwabFunds of your choice. An exchange of shares will be treated as a sale of the shares for federal income tax purposes. Note that you must meet the initial or subsequent minimum investment requirements applicable to the shares you wish to receive in exchange. Each Fund reserves the right on 60 days' written notice to modify, limit or terminate the exchange privilege.

METHODS OF SELLING OR EXCHANGING SHARES.

BY PHONE:

  To sell shares or to exchange shares between any of the SchwabFunds by telephone, please call your local Schwab office during its regular business hours or 800-2 NO-LOAD, 24 hours a day. TDD users may contact Schwab at 800-345-2550, 24 hours a day. To properly process your telephone redemption or exchange request, we will need the following information:

        - your Schwab account number and your name for verification;
        - the number of shares to be sold or exchanged;
        - the name of the Fund from which you wish to sell or exchange shares;
        - the name of the fund, and class into which shares are to be exchanged, if applicable; and
        - the distribution option you select, if you are exchanging shares.

BY MAIL:

  You may also request a redemption or an exchange by writing Schwab at 101 Montgomery Street, San Francisco, CA 94104 or your local Schwab office. To properly process your mailed redemption or exchange request, we will need the information above and a letter signed by at least one of the registered Schwab account holders in the exact form specified in the account. Once a redemption request is mailed, it is irrevocable and may not be modified or canceled.
ELECTRONICALLY:

  For more information regarding how to sell or exchange Fund shares electronically using StreetSmart(TM), The Equalizer(R), and TeleBroker(R), please call 800-2-NO-LOAD.

IN PERSON AT A SCHWAB OFFICE:

  You can also request a redemption or exchange in person at your local Schwab office.

SCHWAB AUTOMATIC INVESTMENT PLAN
----------------------------------------------------------
THE FREE SCHWAB AUTOMATIC INVESTMENT PLAN IS A FAST,
CONVENIENT WAY TO MAKE REGULAR INVESTMENTS IN THE FUNDS.
----------------------------------------------------------

Schwab's Automatic Investment Plan ("AIP") allows you to make periodic investments in non-money market SchwabFunds(R) (and certain other funds available through Schwab) automatically and conveniently. You can make automatic investments in any amount, from $100 to $50,000, once you meet a Fund's investment minimum. Automatic investments are made from your Schwab account, and you may select from the following methods to make automatic investments: using the uninvested cash in your Schwab account; using the proceeds of redemption of shares of the Schwab money fund linked to your Schwab account; or using the Schwab MoneyLink(R) Transfer Service. As long as you are purchasing a Fund's shares through AIP, all dividends and distributions paid to you by the Fund must be reinvested in additional shares of that Fund. For more detailed information about this service, or to establish your AIP, call your local Schwab office or 800-2 NO-LOAD, 24 hours a day.

OTHER IMPORTANT INFORMATION

MINIMUM BALANCE AND ACCOUNT REQUIREMENTS. Due to the relatively high cost of maintaining accounts with smaller holdings, each Fund reserves the right to redeem a shareholder's shares if, as a result of redemptions, the aggregate value of a shareholder's holdings in that Fund drops below the Fund's $500 minimum balance requirements ($250 in the case of custodial accounts). Shareholders will be notified in writing 30 days before the Fund takes such action to allow them to increase their holdings to at least the minimum level. Shares of each Fund will be automatically redeemed should the Schwab account in which they are carried be closed.

CONSOLIDATED MAILINGS. In an effort to reduce mailing costs, the Funds consolidate shareholder mailings by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single package during each shareholder mailing. If you do not wish this consolidation to apply to your account(s), please write SchwabFunds at 101 Montgomery Street, San Francisco, CA 94104 to that effect.

WIRE TRANSFERS TO YOUR BANK. If you so instruct your local Schwab office, funds can be wired from your Schwab account to your bank account. Call your local Schwab office for additional information on wire transfers. A $15 service fee will be charged against your Schwab account for each wire sent.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING BEING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

                                                         -----------------
                                                            BULK RATE
                                                           U.S. POSTAGE
                                                               PAID
                                                          CHARLES SCHWAB
                                                        ------------------
SCHWAB TAX-FREE
BOND FUNDS

PROSPECTUS DECEMBER 29, 1995

SCHWABFUNDS(R)
101 Montgomery Street
San Francisco, California 94104

921-5 (12/95) CRS 10191 Printed on recycled paper.

SchwabFunds(R)

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND
SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
--------------------------------------------------------------------------------
PROSPECTUS December 29, 1995

TO PLACE ORDERS AND FOR ACCOUNT INFORMATION: Contact your local Charles Schwab & Co., Inc. ("Schwab") office or call 800-2 NO-LOAD (800-266-5623), 24 hours a day.

THE SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND (the "Short/Intermediate Fund") and the SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND (the "Long-Term Fund," formerly known as the Schwab California Tax-Free Bond Fund; and together with the Short/Intermediate Fund, the "Funds") are designed for investors who seek a high level of current income that is exempt from federal income and State of California personal income taxes, consistent with preservation of capital. Both Funds seek to achieve their objective by investing primarily in debt securities issued by or on behalf of the State of California, its political subdivisions, agencies or instrumentalities, the interest on which, in the opinion of bond counsel, is not subject to regular federal income and State of California personal income taxes ("California Municipal Securities"). Under normal market conditions, each Fund will invest at least 65% of its assets in California Municipal Securities, including bonds, notes, debentures, and zero coupon securities. Under normal market conditions, the Short/Intermediate Fund seeks to maintain a dollar weighted average portfolio maturity of between two and five years, and the Long-Term Fund seeks to maintain a dollar weighted average portfolio maturity of ten years or longer, although it may invest in obligations of any maturity. Each Fund is a non-diversified investment portfolio of Schwab Investments (the "Trust"), a no-load, open-end, management investment company. Shares of the Funds are offered to California residents and residents of selected other states.

ABOUT THIS PROSPECTUS: THIS PROSPECTUS CONCISELY PRESENTS IMPORTANT INFORMATION YOU SHOULD KNOW BEFORE INVESTING IN THE FUNDS. PLEASE READ IT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE. You can find more detailed information about each Fund in the Trust's "Statement of Additional Information," dated December 29, 1995 (as amended from time to time). The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. This Prospectus is also available electronically by using our Internet address: http://www.schwab.com. To receive a free paper copy of this Prospectus or the Statement of Additional Information, call Schwab at 800-2 NO-LOAD, 24 hours a day, or write Schwab at 101 Montgomery Street, San Francisco, CA 94104. TDD users may contact Schwab at 800-345-2550, 24 hours a day.

                               TABLE OF CONTENTS

      KEY FEATURES OF THE FUNDS..............................................................     2
      SUMMARY OF EXPENSES....................................................................     3
      FINANCIAL HIGHLIGHTS...................................................................     5
      MATCHING THE FUNDS TO YOUR INVESTMENT NEEDS............................................     6
      INVESTMENT OBJECTIVES AND POLICIES.....................................................     6
      CALIFORNIA MUNICIPAL SECURITIES AND INVESTMENT TECHNIQUES..............................     8
      RISK CONSIDERATIONS....................................................................    10
      MANAGEMENT OF THE FUNDS................................................................    11
      DISTRIBUTIONS AND TAXES................................................................    13
      SHARE PRICE CALCULATION................................................................    15
      HOW THE FUNDS SHOW PERFORMANCE.........................................................    15
      GENERAL INFORMATION....................................................................    16
      SHAREHOLDER GUIDE......................................................................    16
        HOW TO PURCHASE SHARES...............................................................    17
        HOW TO SELL OR EXCHANGE SHARES.......................................................    20
      SCHWAB AUTOMATIC INVESTMENT PLAN.......................................................    21
      OTHER IMPORTANT INFORMATION............................................................    22

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
     SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
         COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
               PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

KEY FEATURES OF THE FUNDS

DOUBLE TAX-FREE INCOME. Income from each Fund will generally be exempt from federal income and State of California personal income taxes. The Funds may offer higher after-tax yields than some comparable taxable investments. Both Funds offer tax benefits to California residents, who pay some of the highest state personal income taxes in the nation. With the possibility of additional increases in personal income tax rates in coming years, the Funds' tax-exempt returns may become even more attractive. (See "Investment Objectives and Policies.")

EFFECT OF PORTFOLIO MATURITY ON YIELDS. Securities with longer maturities have a greater risk of fluctuating principal values than shorter-term investments. High-quality money market instruments reflect short-term interest rates with relatively little risk of fluctuation of principal value. The Short/Intermediate Fund seeks to provide higher yields than money market instruments by investing in securities with a dollar weighted average portfolio maturity of between 2 and 5 years. The Long-Term Fund seeks to provide even higher yields by investing in securities with a dollar weighted average portfolio maturity of ten years or longer. (See "Matching the Funds to Your Investment Needs.")

SAFETY THROUGH AN INVESTMENT GRADE PORTFOLIO. The Funds will invest only in municipal securities rated in the four highest rating categories and in unrated securities deemed to be of equivalent credit quality. For more information on portfolio securities that may, subsequent to inclusion in a Fund's portfolio, receive a rating below that required for purchase, see the section of this Prospectus entitled "Risk Considerations."

MONTHLY DIVIDENDS. Dividends on each Fund's shares are declared daily and paid monthly, unlike individual municipal securities which generally pay interest semi-annually. Additionally, unlike interest paid on municipal securities, shareholders can reinvest dividends paid on their Fund shares. (See "Distributions and Taxes.")

LOW MINIMUM INVESTMENT. Investors can begin their tax-free investment program with as little as $1,000. Subsequent investments can be made with only $100. (See "How to Purchase Shares.")

PROFESSIONAL MANAGEMENT. Charles Schwab Investment Management, Inc. (the "Investment Manager"), provides investment management services to the mutual funds in the SchwabFunds Family(R), a family of 21 mutual funds with over $31 billion in assets as of December 15, 1995. (See "Management of the Funds.")

LOW COST INVESTING. Each Fund brings a low cost approach to investing with:

     - no sales charges or transaction fees;
     - no 12b-1 fees or contingent deferred sales charges;
     - a portion of the management fees for each Fund waived through April 30, 1996 for potentially higher returns; and
     - a commitment by the Investment Manager and Schwab to absorb operating expenses of the Short/Intermediate Fund and the Long-Term Fund in excess of 0.49% of each Fund's average daily net assets at least through April 30, 1996 (see "Management of the Funds").

SHAREHOLDER SERVICE. Schwab serves as the Funds' principal underwriter/distributor, transfer agent, and shareholder service provider. Schwab's professional representatives are available 24 hours a day to receive your purchase, redemption, and exchange orders. Call your local Schwab office during business hours or 800-2 NO-LOAD, 24 hours a day. TDD users may contact Schwab at 800-345-2550, 24 hours a day. As a discount broker, Schwab gives you investment choices and lets you make your own decisions. Schwab has many services that help you make the most informed investment decisions. Schwab also enables you to execute your trading requests through electronic products such as StreetSmart(TM), The Equalizer(R) and TeleBroker(R). (See "How To Purchase Shares" and "How to Sell or Exchange Shares.")

FREE AUTOMATIC INVESTMENT PLAN. Schwab's free Automatic Investment Plan allows you to make regular investments in the Funds in amounts and at intervals that you select. You avoid the inconvenience, delay and expense associated with checks or bank wires. To obtain more information about the Automatic Investment Plan refer to the "Schwab Automatic Investment Plan" section in this Prospectus, visit or call your local Schwab office or call 800-2 NO-LOAD, 24 hours a day. (See "Schwab Automatic Investment Plan.")

CONVENIENT REPORTING. Customers receive regular Schwab statements that combine all their mutual fund investment activity on one report. (See "Other Important Information.")

NATIONWIDE NETWORK OF SCHWAB OFFICES. Schwab has over 200 offices throughout the U.S. where customers can place purchase and redemption orders. (See "Management of the Funds.")

FIXED INCOME INVESTMENTS. In addition to bond mutual funds, Schwab offers a complete selection of individual fixed income securities, including

          - Municipal Bonds
          - Strips
          - Treasuries
          - Corporate Bonds
          - Ginnie Maes
          - CDs

Contact Schwab's bond specialists at 800-626-4600 for more information.

SUMMARY OF EXPENSES

                                                             SCHWAB CALIFORNIA     SCHWAB CALIFORNIA
                                                             SHORT/INTERMEDIATE        LONG-TERM
                                                             TAX-FREE BOND FUND    TAX-FREE BOND FUND
                                                             ------------------    ------------------
SHAREHOLDER TRANSACTION EXPENSES:
  Sales Load on Purchases.................................           None                  None
  Sales Load on Reinvested Dividends......................           None                  None
  Deferred Sales Load.....................................           None                  None
  Exchange Fee............................................           None                  None
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF NET ASSETS):
  Management Fees (after fee reduction)...................           0.31% 1               0.31% 1
  12b-1 Fees..............................................           None                  None
  Other Expenses (after fee reduction and expense
     reimbursement).......................................           0.18% 3               0.18% 4
                                                                     ----                  ----
TOTAL FUND OPERATING EXPENSES 2...........................           0.49% 3               0.49% 4
                                                                     ====                  ====

1 This amount has been restated to reflect a reduction by the Investment Manager which is guaranteed through at least April 30, 1996. If there were no such reduction, the maximum manage-ment fee for the Short/Intermediate Fund and the Long-Term Fund would be 0.41% of each Fund's average daily net assets.

2 You may be charged a fee if applicable minimum balances are not maintained in your Schwab brokerage account or Schwab One(R) account. (See "How to Purchase Shares -- Schwab Account Minimums and Associated Fees.")

3 This amount has been restated to reflect the guarantee by the Investment Manager and Schwab that, through at least April 30, 1996, the total operating expenses of the Short/Intermediate Fund will not exceed 0.49% of the Fund's average daily net assets. Without a similar guarantee, which was in effect for the fiscal year ended August 31, 1995, other expenses and total fund operating expenses would have been 0.43% and 0.84%, respectively, of the Fund's average daily net assets.

4 This amount has been restated to reflect the guarantee by the Investment Manager and Schwab that, through at least April 30, 1996, the total operating expenses of the Long-Term Fund will not exceed 0.49% of the Fund's average daily net assets. Without a similar guarantee, which was in effect for the fiscal year ended August 31, 1995, other expenses and total fund operating expenses would have been 0.40% and 0.81%, respectively, of the Fund's average daily net assets.

EXAMPLES. You would pay the following expenses on a $1,000 investment in each Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                               ------    -------    -------    --------
Short/Intermediate Fund.....................................     $5        $16        $27        $ 62
Long-Term Fund..............................................     $5        $16        $27        $ 62

THE PURPOSE OF THE PRECEDING TABLE IS TO ASSIST PURCHASERS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT AN INVESTOR IN THE FUNDS WILL BEAR DIRECTLY OR INDIRECTLY. This example reflects the guarantee by the Investment Manager and Schwab that the total operating expenses of each Fund will not exceed the amounts specified for the time periods referred to in notes (3) and (4) above. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The example assumes a 5% annual rate of return pursuant to requirements of the SEC. THIS HYPOTHETICAL RATE OF RETURN IS NOT INTENDED TO BE REPRESENTATIVE OF PAST OR FUTURE PERFORMANCE.

FINANCIAL HIGHLIGHTS

Set forth below is the table containing information as to income and capital changes for a share of the Schwab California Short/Intermediate Tax-Free Bond Fund and the Schwab California Long-Term Tax-Free Bond Fund (formerly, Schwab California Tax-Free Bond Fund) outstanding for the periods indicated below. This information has been audited by Price Waterhouse LLP, the Trust's independent accountants, whose unqualified report appears with the financial statements in the Statement of Additional Information.

                                              SCHWAB CALIFORNIA                               SCHWAB CALIFORNIA
                                    SHORT/INTERMEDIATE TAX-FREE BOND FUND               LONG-TERM TAX-FREE BOND FUND
                                    --------------------------------------  -----------------------------------------------------
                                                          FOR THE PERIOD                                         FOR THE PERIOD
                                                          APRIL 21, 1993                            FOR THE     FEBRUARY 24, 1992
                                          FOR THE          (COMMENCEMENT          FOR THE            EIGHT        (COMMENCEMENT
                                        YEAR ENDED       OF OPERATIONS) TO       YEAR ENDED       MONTHS ENDED  OF OPERATIONS) TO
                                        AUGUST 31,          AUGUST 31,           AUGUST 31,        AUGUST 31,     DECEMBER 31,
                                     1995        1994          1993          1995         1994        1993            1992
                                    -------     -------  -----------------  -------     --------  ------------  -----------------
Net asset value at beginning
 of period......................... $  9.89     $ 10.13       $ 10.00       $ 10.40     $  11.26    $  10.58         $ 10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income...........     .42         .37           .13           .56          .56         .38             .51
   Net realized and unrealized gain
     (loss) on investments.........     .17        (.24)          .13           .13         (.74)        .68             .58
                                    -------     -------       -------       -------     --------    --------         -------
   Total from investment
     operations....................     .59         .13           .26           .69         (.18)       1.06            1.09
LESS DISTRIBUTIONS
   Dividends from net investment
     income........................    (.42)       (.37)         (.13)         (.56)        (.56)       (.38)           (.51)
   Distributions from realized gain
     on investments................      --          --            --            --         (.12)         --              --
                                    -------     -------       -------       -------     --------    --------         -------
   Total distributions.............    (.42)       (.37)         (.13)         (.56)        (.68)       (.38)           (.51)
                                    -------     -------       -------       -------     --------    --------         -------
Net asset value at end
 of period......................... $ 10.06     $  9.89       $ 10.13       $ 10.53     $  10.40    $  11.26         $ 10.58
                                    =======     =======       =======       =======     ========    ========         =======
Total return (%)...................    6.17        1.29          2.57          6.98        (1.70)      10.13           11.10
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period
     (000s)........................ $40,639     $48,649       $44,545       $90,045     $106,432    $138,067         $72,969
   Ratio of expenses to average
     net assets (%)................     .50         .48           .45*          .58          .60         .60*            .45*
   Ratio of net investment income
     to average net assets (%).....    4.29        3.69          3.49*         5.54         5.12        5.18*           5.72*
   Portfolio turnover rate (%).....      62          35             0            46           48          47             124

Note: The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to limit each Fund's ratio of operating expenses to average net assets. Had these fees and expenses not been reduced and absorbed, the ratio of expenses to average net assets for the Schwab California Short/Intermediate Tax-Free Bond Fund for the periods ended August 31, 1995, 1994, and 1993 would have been .84%, .86% and 1.25%*, respectively, and the ratio of net investment income to average net assets would have been 3.95%, 3.31% and 2.69%*, respectively. With respect to the Schwab California Long-Term Tax-Free Bond Fund the ratio of expenses to average net assets for the periods ended August 31, 1995, 1994, 1993 and December 31, 1992 would have been .81%,
 .80%, .87%* and 1.05%*, respectively, and the ratio of net investment income to average net assets would have been 5.31%, 4.92%, 4.91%* and 5.12%*, respectively.

     * Annualized

MATCHING THE FUNDS TO YOUR INVESTMENT NEEDS
----------------------------------------------------
THE FUND MAY BE ESPECIALLY SUITABLE FOR INVESTORS
SEEKING HIGH FEDERAL AND CALIFORNIA TAX-FREE INCOME.
----------------------------------------------------

The Funds may be appropriate for a variety of investment programs. While the Funds are not a substitute for an investment portfolio tailored to an individual's investment needs and ability to tolerate risk, they can serve as components of an investor's long-term program to accumulate assets for retirement, college tuition or other major goals.

Because the Funds invest primarily in California Municipal Securities, they may be especially suitable for investors seeking income that is exempt from federal income and State of California personal income taxes. The Funds are not suitable for investors who cannot benefit from the tax-exempt character of each Fund's dividends, such as IRAs, qualified retirement plans or tax-exempt entities.

INVESTMENT OBJECTIVES AND POLICIES
------------------------------------------------------------------
EACH FUND SEEKS A HIGH LEVEL OF CURRENT INCOME THAT IS EXEMPT
FROM FEDERAL INCOME AND STATE OF CALIFORNIA PERSONAL INCOME TAXES, CONSISTENT WITH PRESERVATION OF CAPITAL.
------------------------------------------------------------------

Both Funds are separate investment portfolios of the Trust, a no-load, open-end, management investment company. The investment objective of each Fund is to seek a high level of current income that is exempt from federal income and State of California personal income taxes, consistent with preservation of capital. The investment objectives, along with certain investment restrictions adopted by each Fund (see "Investment Restrictions" in the Statement of Additional Information), are fundamental, and cannot be changed without approval by holders of a majority of each Fund's outstanding voting shares, as defined in the Investment Company Act of 1940 (the "1940 Act"). While there is no assurance that either Fund will achieve its investment objective, each will endeavor to do so by following the investment policies set forth below.
---------------------------------------------------------------
EACH FUND INVESTS PRIMARILY IN CALIFORNIA MUNICIPAL SECURITIES.
---------------------------------------------------------------

Under normal market conditions, each Fund will invest at least 80% of its total assets in debt obligations issued by or on behalf of the State of California, its political subdivisions, agencies, and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel of the issuer, is not subject to regular federal income and State of California personal income taxes ("California Municipal Securities"), nor to the federal alternative minimum tax for individuals or the California alternative minimum tax. Absent unusual market conditions, each Fund will invest at least 65% of its total assets in California Municipal Securities, including bonds, notes, debentures, and zero coupon securities. Under normal market conditions, the Short/Intermediate Fund seeks to maintain a dollar weighted average portfolio maturity of between two and five years; and the Long-Term Fund seeks to maintain a dollar weighted average portfolio maturity of 10 years or longer, although it may invest in obligations of any maturity.

Each Fund may also purchase shares of other no-load investment companies, including those managed by the Investment Manager. These purchases will be subject to the limitations imposed by the 1940 Act and each Fund will only make these purchases after obtaining any required regulatory approvals. Investment in other investment companies may cause you to bear duplicative fees for certain services. The Investment Manager will charge no management fees attributable to Fund assets that are invested in other investment companies. (See "Investment Restrictions" in the Statement of Additional Information.)

Each Fund will invest only in California Municipal Securities that at the time of purchase: (a) are rated within the four highest rating categories for municipal securities assigned by Moody's Investors Service ("Moody's"), Standard & Poor's Corporation ("S&P"), Fitch Investors Services, Inc. ("Fitch"), or any other nationally recognized statistical rating organization ("NRSRO"); or (b) are rated within the two highest rating categories for short-term municipal securities assigned by any NRSRO; or (c) are unrated by any NRSRO, if they are determined by the Investment Manager, using guidelines approved by the Board of Trustees, to be at least equal in quality to one or more of the above referenced securities (such unrated securities may not exceed 20% of each Fund's net assets). Bonds rated in the lowest category of investment grade debt may have speculative characteristics; changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than is the case with higher grade bonds. For a description of the ratings, see "Appendix - Ratings of Investment Securities" in the Statement of Additional Information.

See the section of this Prospectus entitled "Risk Considerations" for more information on portfolio securities which may, subsequent to inclusion in a Fund's portfolio, receive a rating below that required for purchase.

The frequency of portfolio transactions and each Fund's turnover rate will vary from year to year depending upon market conditions and purchase and redemption patterns of each Fund's shareholders. Typically, funds with higher turnover tend to generate higher capital gains and transaction costs. The Short/Intermediate Fund had portfolio turnover rates for the years ended August 31, 1995 and 1994 of 62% and 35%, respectively. The Long-Term Fund had portfolio turnover rates for the years ended August 31, 1995 and 1994 of 46% and 48%, respectively.
--------------------------------
THE FUNDS ARE "NON-DIVERSIFIED."
--------------------------------

Each Fund is "non-diversified" under the 1940 Act. This means that, with respect to 50% of each Fund's total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government). The balance of each Fund's assets may be invested in as few as two issuers. Thus, up to 25% of each Fund's total assets may be invested in the securities of any one issuer. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to an industrial revenue bond that is backed only by the assets and revenues of a non-governmental user, by such non-governmental user. In certain circumstances, the guarantor of a security may also be considered to be an issuer.

By investing in a portfolio of municipal securities, shareholders in the Funds enjoy greater diversification than investors holding individual municipal securities.

From time to time, as a defensive measure or under abnormal market conditions, each Fund may invest in taxable "temporary investments" which include: obligations of the U.S. Government, its agencies or instrumentalities, corporate debt securities rated within the two highest rating categories established by an NRSRO, commercial paper rated in the two highest rating categories established by any NRSRO; certificates of deposit of domestic banks having capital and surplus in excess of $100 million, and any of the foregoing temporary investments subject to repurchase agreements. While purchases by a Fund of certain temporary investments could cause it to generate dividends taxable to shareholders as ordinary income (see "Distributions and Taxes"), it is each Fund's primary intention to produce dividends that are not subject to federal income or State of California personal income taxes.

CALIFORNIA MUNICIPAL SECURITIES AND INVESTMENT TECHNIQUES

California Municipal Securities are debt obligations issued by or on behalf of the State of California, its political subdivisions, agencies and instrumentalities, the interest from which, in the opinion of counsel to the issuer, is exempt from regular federal income and State of California personal income taxes. These securities are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. They may also be issued to finance various private activities, including lending of funds to public or private institutions for the construction of housing, educational or medical facilities. California Municipal Securities may also include certain types of industrial development bonds or notes issued by public authorities to finance privately owned or operated facilities or to fund short-term cash requirements. Short-term California Municipal Securities are generally issued as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance various public purposes.

The two principal classifications of California Municipal Securities are general obligation and limited obligation or revenue securities. General obligation securities involve the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation by the issuer's legislative body. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Limited obligation or revenue securities are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Private activity bonds are in most cases limited obligation securities, the credit quality of which is directly related to the corporate user of the facilities. From time to time, each Fund may invest more than 25% of its total assets in industrial development and private activity bonds.

Each Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

California Municipal Securities purchased by the Funds may include variable rate demand instruments issued by industrial development authorities and other government entities. In the event variable rate demand instruments that the Funds can purchase are not rated by any NRSRO, such instruments must be determined by the Investment Manager, using guidelines approved by the Board of Trustees, to be of comparable quality at the time of purchase to rated instruments which the Funds can purchase. In some cases, the Funds may require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Although there may be no active secondary market with respect to a particular variable rate demand instrument purchased by either Fund, each Fund may (at any time or during specified periods not exceeding one year, depending upon the instrument involved) demand payment in full of the principal of the instrument and may resell the instrument to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of a variable rate demand instrument in the event the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights. Each Fund could, for this or other reasons, suffer a loss with respect to such instruments. To the extent that the absence of an active secondary market for such securities cause them to be "illiquid," such securities will be subject to each Fund's restrictions on acquiring and holding illiquid securities.

Participation interests in California Municipal Securities with fixed, floating or variable rates of interest may be purchased by the Funds from financial institutions. The buyer of a participation interest receives an undivided interest in the securities underlying the instrument. A Fund will only purchase a participation interest if: (a) the instrument meets the Fund's previously described quality standards for California Municipal Securities, and (b) the instrument is issued with an opinion of counsel or is the subject of a ruling of the Internal Revenue Service stating that the interest earned on the participation interest is exempt from federal income tax.

As a matter of fundamental policy, each Fund may borrow money for temporary purposes, but not for the purpose of purchasing investments, in an amount up to one-third of the value of its total assets and may pledge up to 10% of its net assets to secure borrowings. Neither Fund will purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 10% of its net assets valued at the time of the transaction would be invested in such securities.

Opinions relating to the validity of California Municipal Securities and to the exemption of interest thereon from federal income and State of California personal income taxes are rendered by bond counsel to the respective issuers at the time of issuance and are not binding upon the tax authorities or the courts. Neither the Funds nor the Investment Manager will review or re-evaluate the proceedings relating to the issuance of California Municipal Securities or the bases for such opinions.

As part of the Funds' fundamental 80% policy described above, each Fund will not treat interest income specifically subject to federal alternative minimum tax for individuals as tax-exempt for purposes of measuring compliance with the policy. To the extent that the Funds invest in securities, the interest income on which is treated as a preference item for purpose of the alternative minimum tax, individual shareholders, depending on their own tax status, may be subject to federal (but not

California) alternative minimum tax on part of that Fund's distributions derived from these securities. Corporate shareholders may be subject to the federal alternative minimum tax on exempt-interest dividends received from a Fund.

RISK CONSIDERATIONS

Investors should note the following considerations before making an investment in either of the Funds. For more information regarding the risks involved in investing in municipal securities and California issuers, see the Statement of Additional Information.

Because each Fund invests primarily in California Municipal Securities, the performance of each Fund may be especially affected by factors pertaining to the California economy and other factors specifically affecting the ability of issuers of California Municipal Securities to meet their obligations. As a result, the value of each Fund's shares may fluctuate more widely than the value of shares of a portfolio investing in securities relating to a number of different states. The ability of state, county, or local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amounts of tax and other revenues available to governmental issuers of California Municipal Securities may be affected from time to time by economic, political, geographic, and demographic conditions. In addition, constitutional amendments, legislative measures, executive orders, administrative regulations, and voter initiatives may limit a government's power to raise revenues or increase taxes and thus could adversely affect the ability to meet financial obligations. The current State of California general obligation bond ratings are S&P: A; Moody's: A1; and Fitch: A. Such ratings and any further reductions may adversely affect the value of such obligations. The availability of federal, state, and local aid to issuers of California Municipal Securities may also affect their ability to meet their obligations. Payments of principal and interest on limited obligation securities will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political, and demographic conditions in the State of California. Any reduction in the actual or perceived ability of an issuer of California Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the values of California obligations as well. "Proposition 13" and similar California constitutional and statutory amendments and initiatives have restricted the ability of California taxing entities to increase real property and other tax revenues. Other initiative measures approved by California voters, through limiting various other taxes, have resulted in a substantial reduction in state revenues. Decreased state revenues may result in reductions in allocations of state revenues to local governments. It is not possible to determine the impact of these initiatives on the ability of California issuers to pay interest or repay principal on their obligations. There is no certainty that any California issuer will make full payments of principal and interest or remain solvent. For example, in December 1994, Orange County filed for bankruptcy. In addition, from time to time, federal legislative proposals have threatened the tax-exempt status or use of municipal securities. (An expanded discussion of the risks associated with municipal securities and California issuers is contained in the Statement of Additional Information.)

The investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of issuers relative to the number of issuers held in a diversified portfolio. In the event of changes in the financial condition or in the market's assessment of certain issuers, each Fund's policy of acquiring large positions in the obligations of a relatively small number of issuers may affect the value of that Fund's portfolio to a greater extent than that of a fully diversified portfolio.

Although the Funds do not presently intend to do so on a regular basis, each Fund may invest more than 25% of its assets in California Municipal Securities, the interest on which is paid solely from revenues on similar projects. To the extent that a Fund's assets are concentrated in California Municipal Securities payable from revenues on similar projects, the Funds will be subject to the particular risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

Each Fund may purchase securities on a "when-issued" or "delayed delivery" basis. When-issued or delayed delivery securities are securities purchased for future delivery at a stated price and yield. The Funds will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued or delayed delivery basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Neither Fund will invest more than 25% of its assets in when-issued or delayed delivery securities or purchase such securities for speculative purposes, and will make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, each Fund reserves the right to sell acquired when-issued or delayed delivery securities before their settlement dates if deemed advisable.

After its purchase by a Fund, an issue of California Municipal Securities may cease to be rated or its rating may be reduced below that required for purchase by the Funds. Neither event would require the elimination of such an obligation from the affected Fund's investment portfolio. However, the obligation generally would be retained only if such retention was determined by the Board of Trustees of the Trust to be in the best interests of the affected Fund.

MANAGEMENT OF THE FUNDS

Responsibility for overall management of the Funds rests with the trustees and officers of the Trust. Professional investment management for the Funds is provided by the Investment Manager, Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. The Investment Manager provides a continuous investment program, including general investment and economic advice regarding each Fund's investment strategies, and performs expense management, accounting and record keeping, and other administrative services necessary to the operation of the Funds and the Trust. The Investment Manager, formed in 1989, is a wholly-owned subsidiary of The Charles Schwab Corporation and is the investment adviser and administrator of the mutual funds in the SchwabFunds Family(R), a family of 21 mutual funds. As of December 15, 1995, SchwabFunds had aggregate net assets in excess of $31 billion.

Joanne Larkin is the Portfolio Manager for the Funds and, as such, has had primary responsibility for the day-to-day management of each Fund's portfolio since the commencement of each Fund's operations. Prior to February 1992, Ms. Larkin was portfolio manager for the Shearson Lehman California Municipal Bond Fund and E.F. Hutton's Municipal Cash Reserve Management.

Stephen B. Ward, the Trust's Senior Vice President and Chief Investment Officer, participates in the management of each Fund's portfolio. Prior to April 1991, Mr. Ward was Vice President and Portfolio Manager for Federated Investors.

Pursuant to separate agreements, Charles Schwab & Co., Inc. ("Schwab" or the "Transfer Agent"), 101 Montgomery Street, San Francisco, CA 94104, serves as shareholder services agent and transfer agent for the Funds. Schwab provides information and services to shareholders, which include reporting share ownership, sales and dividend activity (including associated tax consequences), responding to daily inquiries, effecting the transfer of each Fund's shares, and facilitating effective cash management of shareholders' Schwab account balances. It furnishes such office space and equipment, telephone facilities, personnel and informational literature distribution as is necessary and appropriate in providing shareholder and transfer agency information and services. Schwab is also each Fund's Distributor, but receives no compensation for its services as such.

Schwab was established in 1971 and is one of America's largest discount brokers. The firm provides low-cost securities brokerage and related financial services to over 3.3 million active customer accounts and has over 200 offices. Schwab also offers convenient access to financial information services and provides products and services that help investors make investment decisions. Schwab is a wholly-owned subsidiary of The Charles Schwab Corporation. Charles R. Schwab is the founder, Chairman and Chief Executive Officer and a director of The Charles Schwab Corporation and, as of November 30, 1995, the beneficial owner of approximately 20.1% of the outstanding shares of that corporation. Mr. Schwab may be deemed to be a controlling person of Schwab and the Investment Manager.

Please see the Funds' Annual Report to Shareholders for the fiscal year ended August 31, 1995 for a discussion by the Investment Manager of each Fund's performance.
-----------------------------------------------------
THROUGH AT LEAST APRIL 30, 1996, THE INVESTMENT
MANAGER AND SCHWAB GUARANTEE THAT THE TOTAL OPERATING
EXPENSES FOR THE SHORT/INTERMEDIATE FUND AND THE
LONG-TERM FUND WILL NOT EXCEED 0.49% OF EACH FUND'S
AVERAGE DAILY NET ASSETS.
-----------------------------------------------------

FEES AND EXPENSES. Pursuant to its Investment Advisory and Administration Agreement with the Trust, the Investment Manager receives from each Fund an annual fee, payable monthly, of 0.41% of each Fund's average daily net assets. At least through April 30, 1996, the Investment Manager guarantees that the management fee for the Short/Intermediate Fund and the Long-Term Fund will not exceed 0.31% of each Fund's average daily net assets. Moreover, at least through April 30, 1996, the Investment Manager and Schwab guarantee that the total operating expenses of the Short/Intermediate Fund and the Long-Term Fund will not exceed 0.49% of each Fund's average daily net assets. The effect of these reductions and guarantees is to maintain or lower each Fund's expenses and thus maintain or increase each Fund's total return to shareholders.

For the transfer agency and shareholder services provided under its Transfer Agency and Shareholder Service Agreements with the Trust, Schwab receives an annual fee, payable monthly, of 0.05% and 0.20%, respectively, of each Fund's average daily net assets. PNC Bank, N.A. is the Funds' Custodian. The Investment Manager, Schwab and the Custodian may each reduce its fees from time to time.

The Trust pays the expenses of its operations, including the fees and expenses of independent accountants, legal counsel and custodian, and the costs of calculating net asset values, brokerage commissions or transaction costs, taxes, registration fees, and the fees and expenses of qualifying the Trust and its shares for distribution. In addition, the Trust will incur and pay fees in connection with the establishment and maintenance of "sweep" accounts through which the Fund's may make regular investments in other investment companies. The expenses will generally be allocated among the Trust's investment portfolios on the basis of relative net assets at the time the expense is incurred. However, expenses directly attributable to a particular Fund will be charged to that Fund. For the year ended August 31, 1995, the Short/Intermediate Fund paid investment management fees of 0.18% and total operating expenses of 0.50% of the Fund's average daily net assets, and the Long-Term Fund paid investment management fees of 0.27% and total operating expenses of 0.58% of the Fund's average daily net assets.

DISTRIBUTIONS AND TAXES
---------------------------------------------------------
THE FUNDS DECLARE DAILY DIVIDENDS WHICH ARE PAID MONTHLY.
---------------------------------------------------------

DIVIDENDS AND OTHER DISTRIBUTIONS: On each day that the net asset value per share of each Fund is determined ("Business Day"), each Fund declares a dividend from net investment income as of the close of trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern time) to shareholders of record at the previous net asset value calculation. Dividends are normally paid (and, where applicable, reinvested) on the 25th of each month, if a Business Day, otherwise on the next Business Day, with the exception of the dividend paid in December, which is paid on the last Business Day of December. Each Fund intends to distribute substantially all of its net investment income on an annual basis, and plans to distribute substantially all of its net capital gains, if any, at least once annually, as determined by the Board of Trustees. All distributions will be automatically reinvested in additional shares of a Fund unless the shareholder elects otherwise.

TAX INFORMATION: Each Fund is treated as a separate entity for tax purposes, has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), has qualified as such, and intends to continue to so qualify. In order to so qualify, each Fund will distribute substantially all of its net exempt-interest income and its investment company taxable income, and will meet certain other requirements. Such qualification relieves a Fund of liability for federal and California income taxes to the extent its earnings are distributed.

FEDERAL INCOME TAXES: Dividends derived from exempt-interest income (known as "exempt-interest dividends") may be treated by a Fund's shareholders as items of interest excludable from their federal gross income. To the extent dividends paid to shareholders are derived from taxable interest or short-term or long-term capital gains, such dividends will be subject to federal income tax whether such dividends are paid in the form of cash or additional shares.

If a Fund holds certain "private activity bonds" ("industrial development bonds" under prior law), dividends derived from interest on such obligations will be classified as an item of tax preference which could subject certain shareholders to alternative minimum tax liability. Corporate shareholders must take all exempt-interest dividends into account in determining "adjusted current earnings" for purposes of calculating their alternative minimum tax.

Each Fund may at times purchase California Municipal Securities at a discount from the prices at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount may be included in each Fund's ordinary income and will be taxable to shareholders as such when it is distributed to them.

Taxable distributions which are reinvested will be taxable as if they had been paid in cash. Shareholders receiving Social Security benefits or Railroad Retirement Act benefits should note that exempt-interest dividends will be taken into account in determining the taxability of such benefits. It is not expected that any portion of the dividends paid by either Fund will be eligible for the corporate dividends received deduction. (See "Taxes" in the Statement of Additional Information.)

CALIFORNIA INCOME TAXES: Dividends paid by the Funds to non-corporate shareholders that are derived from interest on California Municipal Securities or federal obligations are also exempt from State of California personal income tax. For this purpose, federal obligations are obligations the interest on which would be excludable from gross income for California personal income tax purposes if the obligations were owned by an individual. However, dividends paid to shareholders that are corporations subject to California franchise or income tax will be taxed as ordinary income to such shareholders, notwithstanding that all or a portion of such dividends are exempt from State of California personal income tax. Moreover, to the extent that a Fund's dividends are derived from sources other than interest on California Municipal Securities or federal obligations, such dividends will be subject to State of California personal income tax, even though such dividends may be exempt for federal income tax purposes.

Except as noted with respect to State of California personal income tax, distributions of net investment income may be taxable to investors under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes. In addition, to the extent, if any, that dividends paid to shareholders are derived from taxable interest or from long-term or short-term capital gains, such dividends will not be exempt from State of California personal income tax whether received in cash or reinvested in shares.

Interest on "private activity bonds" is not subject to the California alternative minimum tax. In addition, California does not impose its personal income tax on Social Security or Railroad Retirement benefits. None of the interest on indebtedness incurred to purchase or carry shares will be deductible for California personal income tax purposes.

Records of dividends and other distributions, purchases and redemptions will be reflected on shareholders' regular Schwab account statements. The Funds will notify shareholders at least annually as to the federal income and State of California personal income tax consequences of distributions made each year.

The foregoing is only a brief summary of some of the federal and State of California income tax considerations affecting the Funds and their shareholders. Accordingly, a potential investor should consult his or her tax adviser with specific reference to his or her own tax situation.

SHARE PRICE CALCULATION
-------------------------------------------------
THERE ARE NO SALES CHARGES OR TRANSACTION FEES TO
PURCHASE OR REDEEM SHARES OF A FUND.
-------------------------------------------------

The price of each Fund's shares on any given day is their "net asset value" or NAV. This amount is computed by dividing the total market value of each Fund's investments and other assets on that day, less any liabilities, by the number of shares outstanding. The net asset value per share of each Fund is determined on each day the Exchange is open for trading at 4:00 p.m., Eastern time. Each Fund's net asset value will fluctuate and neither Fund's shares are insured against reduction in net asset value. (See "Share Price Calculation" in the Statement of Additional Information.) Purchase or redemption orders and exchange requests will be executed at the NAV next determined after receipt and verification by Schwab's Mutual Fund Transfer Agency Department.

The securities in which the Funds invest will be valued daily based on their market value. Securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. Other assets for which no reliable quotations are readily available (including any restricted securities) are valued at fair value as determined in good faith by the Investment Manager pursuant to the Board of Trustees' guidelines. Securities may be valued on the basis of prices provided by pricing services when such prices are believed to reflect fair market value.

HOW THE FUNDS SHOW PERFORMANCE
--------------------------------------------
EACH FUND'S PERFORMANCE MAY BE ADVERTISED ON
A BEFORE OR AFTER-TAX BASIS.
--------------------------------------------

From time to time each Fund may advertise its total return, yield, effective yield, taxable equivalent yield, and taxable equivalent effective yield. Performance figures are based upon historical results and are not intended to indicate future performance.

Each Fund's total return measures its overall change in value over a period, including share price movements, and assumes all dividends and capital gains have been reinvested. Average annual total return reflects the hypothetical annually compounded return mandated by the SEC. Other reported total return figures may differ in that they may report non-standard periods or represent aggregate or cumulative return over a stated length of time.

Each Fund's yield refers to the income generated by a hypothetical investment in that Fund over a specific 30-day period. This income is then annualized, which means that the income generated during the 30-day period is assumed to be generated every 30 days over an annual period and is shown as a percentage of the hypothetical investment.

Taxable equivalent yield is the yield that a taxable investment must generate in order to equal (after applicable taxes are deducted) a Fund's yield for an investor in stated federal income and State of California personal income tax brackets. (Normally assumed to be the applicable maximum tax rate.) Taxable equivalent yield is based upon, and will be higher than, the portion of the Fund's yield that is tax exempt. Each Fund may also illustrate the hypothetical performance of taxable and double tax-free investments over the long-term to show the effects of compounding double tax-free dividends. The taxable equivalent effective yield is computed in the same manner as is the taxable equivalent yield, except that the effective yield is substituted for yield in the calculation. (See "Total Return and Yield" in the Statement of Additional Information.)

A Fund's performance may be compared to that of other mutual funds tracked by mutual fund rating services, various indices of investment performance (including the Schwab 1000 Index(R)), United States Treasury obligations, bank certificates of deposit, the Consumer Price Index, and other investments for which reliable performance data is available. Each Fund's performance may also be compared to various unmanaged bond indices, Lipper Analytical Services Inc. averages and Morningstar performance rankings.

Additional performance information is available in the Trust's Annual Report to Shareholders, which is available free of charge by calling 800-2 NO-LOAD, or from your local Schwab office.

GENERAL INFORMATION

ABOUT THE TRUST. The Trust was organized as a business trust under the laws of Massachusetts on October 26, 1990 and may issue an unlimited number of shares of beneficial interest in one or more investment portfolios or series ("Series"). Currently, shares of seven Series are offered. The Board of Trustees may authorize the issuance of shares of additional Series if it deems it desirable. Shares within each Series have equal, noncumulative voting rights and equal rights as to dividends, assets and liquidation of such Series.

The Trust is not required to hold annual shareholders' meetings and does not intend to do so. It will, however, hold special meetings as required or deemed desirable by the Board of Trustees for such purposes as electing or removing trustees, changing fundamental policies, or approving an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request by shareholders owning at least 10% of the outstanding shares of the Trust. Shareholders will vote by Series and not in the aggregate (for example, when voting to approve the investment advisory agreement), except when voting in the aggregate is permitted under the 1940 Act, such as for the election of trustees.

SHAREHOLDER GUIDE
------------------------------------------
SCHWAB'S OFFICES ACCEPT ORDERS AND PROVIDE
SHAREHOLDER SERVICE AND INFORMATION.
------------------------------------------
SHAREHOLDER SERVICE. You may place purchase and redemption orders as well as request exchanges at any one of our over 200 Schwab offices nationwide or by calling 800-2 NO-LOAD, 24 hours a day, where trained representatives are available to answer questions about the Funds and your account.

The privilege to initiate transactions by telephone, as discussed below, is automatically available through your Schwab account. Each Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If these procedures are not followed, a Fund may be liable for any losses due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such instructions and tape recording telephone transactions.

Investors should be aware that it may be difficult to complete transactions by telephone during periods of drastic economic or market changes. Shareholders who experience difficulties in purchasing, redeeming or exchanging shares by telephone can utilize the alternative methods discussed on the following pages to place their orders.

To assist in minimizing administrative costs, share certificates will not be issued. Records regarding share ownership are maintained by the Transfer Agent.

You may purchase shares through an account maintained with Schwab or through any other entity which has been designated by Schwab. The information on the following pages regarding the purchase, exchange, and redemption of Fund shares through a Schwab account relates solely to such transactions through Schwab accounts and should not be read to apply to such transactions through other designated entities. For more information, see "Purchase and Redemption of Shares" in the Statement of Additional Information or contact such designated entity.

HOW TO PURCHASE SHARES
------------------------------------
YOU MAY PURCHASE SHARES OF THE FUNDS
THROUGH A SCHWAB ACCOUNT.
------------------------------------

Shares of the Funds are offered to California residents and residents of selected other states.

If you purchase shares of the Funds through an account maintained with Schwab, payment for shares must be made directly to Schwab. The Securities Investor Protection Corporation ("SIPC") will provide account protection in an amount up to $500,000 for securities, including Fund shares which you hold in a Schwab account. Of course, SIPC account protection does not protect shareholders from share price fluctuations.

You may purchase Fund shares using your Schwab account as described below. If you already have a Schwab account, you need not open a new account.

If you do not presently maintain a Schwab account and wish to establish one, simply complete a Schwab Account Application (available by calling 800-2 NO-LOAD, 24 hours a day, or by contacting your local Schwab office) and mail or deliver it to your local Schwab office. You may also mail the application to Schwab at 101 Montgomery Street, San Francisco, CA 94104. Corporations and other organizations should contact their local Schwab office to determine which additional forms may be necessary to open a Schwab account.

You may deposit funds into your Schwab account by check, wire or other forms of electronic funds transfer (securities may also be deposited). You may also buy shares of each Fund using electronic products such as StreetSmart(TM), The Equalizer(R) and TeleBroker(R). All deposit checks should be made payable to Charles Schwab & Co., Inc. If you would like to wire funds into your existing Schwab account, please contact your local Schwab office for instructions.

SCHWAB ACCOUNT MINIMUMS AND ASSOCIATED FEES. Schwab requires a $1,000 deposit and account balance minimum to maintain a Schwab brokerage account ($500 for custodial accounts). A quarterly fee of $7.50 will be charged on Schwab brokerage accounts that fall below the minimum. This fee, if applicable, will be charged at the end of each quarter and will be waived if there has been at least one commissionable trade within the last six months, or if the shareholder's combined account balances at Schwab total $10,000 or more.

Schwab currently imposes no fee for opening a Schwab One(R) account with a minimum of $5,000 account equity. Schwab One accounts containing less than $5,000 account equity are subject to a fee of $5 per month imposed by Schwab if there have been fewer than two commissionable trades within the last twelve months.
---------------------------------------------------------------
YOUR INITIAL INVESTMENT IN EITHER FUND MAY BE AS LOW AS $1,000.
ADDITIONAL SHARE PURCHASES CAN BE MADE FOR AS LITTLE AS $100.
---------------------------------------------------------------

MINIMUM FUND INVESTMENT REQUIREMENTS. Your initial investment in a Fund may be as low as $1,000 ($500 for custodial accounts). The minimum subsequent investment is $100. These requirements may be reduced or waived on certain occasions. (See "Purchase and Redemption of Shares" in the Statement of Additional Information.)
---------------------------------------------
SHARES WILL BE PURCHASED AFTER YOU HAVE FUNDS
AVAILABLE IN YOUR ACCOUNT.
---------------------------------------------

WHEN AND AT WHAT PRICE SHARES WILL BE PURCHASED. You must have funds available in your Schwab account in order to purchase Fund shares through your Schwab account. If funds (including those transmitted by wire) are received by Schwab before the time the Fund's daily net asset value is calculated (normally 4:00 p.m. Eastern time), they will be available for investment on the day of receipt. If funds arrive after that time, they will be available for investment the next Business Day.

METHODS OF PURCHASING SHARES. Schwab offers you several convenient ways to purchase shares of the Funds. You may choose the one that works best for you and Schwab will confirm execution of your purchase order.

BY PHONE:

  You may use existing funds in your Schwab account to make initial and subsequent share purchases. To place your order, call your local Schwab office during regular business hours or 800-2 NO-LOAD, 24 hours a day. TDD users may contact Schwab at 800-345-2550, 24 hours a day.

BY MAIL:

  You may direct that funds already in your Schwab account be used to make initial and subsequent share purchases. Alternatively, your purchase instructions may be accompanied by a check made out to Charles Schwab & Co., Inc. which will be deposited into your Schwab account and used, as necessary, to cover all or part of your purchase order.

  Written purchase orders (along with any checks) should be mailed to Schwab at 101 Montgomery Street, San Francisco, CA 94104 or to your local Schwab office and should contain the following information:

        - your Schwab account number (inapplicable if a Schwab Account Application is also enclosed);
        - the name of the Fund(s) and the dollar amount of shares you would like purchased; and
        - (initial share purchases only) select one of the distribution options listed below.

ELECTRONICALLY:

  For more information regarding how to purchase Fund shares electronically using StreetSmart(TM), The Equalizer(R) and TeleBroker(R), call 800-2 NO-LOAD.

IN PERSON AT A SCHWAB OFFICE:

  Visit your local Schwab office where a representative will be happy to assist you.

AUTOMATIC INVESTMENT:

  Once you have satisfied the initial investment requirements, you may authorize Schwab to automatically purchase shares at intervals and in amounts pre-selected by you on your behalf. (See "Schwab Automatic Investment Plan.")
-----------------------------------------------
YOU MAY CHOOSE FROM THREE DISTRIBUTION OPTIONS.
-----------------------------------------------

SELECTING A DISTRIBUTION OPTION. You may select from the three distribution options listed below when you first become a shareholder in either of the Funds. If you already are a shareholder and wish to change your distribution option, please call your local Schwab office for assistance.

1. AUTOMATIC REINVESTMENT: Both income dividends and any capital gains distributions will be reinvested in additional shares. This option will be selected automatically unless you specify another option. If you are purchasing Fund shares through Schwab's Automatic Investment Plan, you must choose this distribution option for that Fund.

2. CASH DIVIDENDS/REINVESTED CAPITAL GAINS: Income dividends will be paid in cash and any capital gain distributions will be reinvested in additional shares.

3. ALL CASH: Income dividends and any capital gain distributions will both be paid in cash.

Dividends and distributions subject to reinvestment will be invested at the net asset value next determined after their record date. Cash distributions will be credited to your Schwab account and will be held there or mailed to you depending on the standing instructions applicable to your account.

For information on how to wire funds from your Schwab account to your bank, see "Other Important Information -- Wire Transfers to Your Bank."

OTHER PURCHASE INFORMATION. Each Fund reserves the right, in its sole discretion and without prior notice to shareholders, to withdraw or suspend all or any part of the offering made by this Prospectus, to reject purchase orders or to change the minimum investment requirements. All orders to purchase shares of the Funds are subject to acceptance by the Funds and are not binding until confirmed or accepted in writing. Any purchase which would result in a single shareholder owning shares with a value of more than 10% of a Fund's assets or $3 million, whichever is greater, is subject to prior approval by the Fund. Schwab will charge a $15 service fee against an investor's Schwab account if his or her investment check is returned because of insufficient or uncollected funds or a stop payment order.

HOW TO SELL OR EXCHANGE SHARES

SALE OF SHARES. Shares will be redeemed at the net asset value per share next determined after receipt by Schwab's Mutual Fund Transfer Agency Department of proper redemption instructions, as set forth on the following pages. Payment for redeemed shares will be credited directly to your Schwab account no later than 7-days after Schwab's Mutual Fund Transfer Agency Department receives your redemption instructions in proper form. Redemption proceeds will then be held there or mailed to you depending on the account standing instructions you have selected. For information on how to wire funds from your Schwab account to your bank, see "Other Important Information -- Wire Transfers to Your Bank."

If you purchased shares by check, your redemption proceeds may be held in your Schwab account until your check clears (which may take up to 15 days). Depending on the type of Schwab account you have, your money may earn interest during any holding period.

Each Fund may suspend redemption rights or postpone payments when: trading on the Exchange is restricted; the Exchange is closed for any reason other than its customary weekend or holiday closings; emergency circumstances as determined by the SEC exist; or for such other circumstances as the SEC may permit. Each Fund may also elect to invoke a 7-day period for cash settlement of individual redemption requests in excess of $250,000 or 1% of a Fund's net assets, whichever is less. (See "Purchase and Redemption of Shares" in the Statement of Additional Information.)

EXCHANGE OF SHARES. The exchange privilege allows you to exchange your SchwabFunds(R) shares for shares of any other SchwabFunds class or Series available to investors in your state. Thus, you can conveniently modify your investments if your goals or market conditions change. An exchange involves the redemption of Fund shares and the purchase of shares of any SchwabFunds of your choice. An exchange of shares will be treated as a sale of the shares for federal income tax purposes. Note that you must meet the initial or subsequent minimum investment requirements applicable to the shares you wish to receive in exchange. Each Fund reserves the right on 60 days' written notice to modify, limit or terminate the exchange privilege.

METHODS OF SELLING OR EXCHANGING SHARES.

BY PHONE:

  To sell shares or to exchange shares between any of the SchwabFunds by telephone, please call your local Schwab office during its regular business hours or 800-2 NO-LOAD, 24 hours a day. TDD users may contact Schwab at 800-345-2550, 24 hours a day. To properly process your telephone redemption or exchange request, we will need the following information:

        - your Schwab account number and your name for verification;
        - the number of shares to be sold or exchanged;
        - the name of the Fund from which you wish to sell or exchange shares;
        - the name of the fund, and class into which shares are to be exchanged, if applicable; and
        - the distribution option you select, if you are exchanging shares.

BY MAIL:

  You may also request a redemption or an exchange by writing Schwab at 101 Montgomery Street, San Francisco, CA 94104 or your local Schwab office. To properly process your mailed redemption or exchange request, we will need the information above and a letter signed by at least one of the registered Schwab account holders in the exact form specified in the account. Once a redemption request has been mailed, it is irrevocable and may not be modified or canceled.

ELECTRONICALLY:

  For more information regarding how to sell or exchange Fund shares electronically using StreetSmart(TM), The Equalizer(R), and TeleBroker(R), please call 800-2-NO-LOAD.

IN PERSON AT A SCHWAB OFFICE:

  You can also request a redemption or exchange in person at your local Schwab office.

SCHWAB AUTOMATIC INVESTMENT PLAN
--------------------------------------------------------
THE FREE SCHWAB AUTOMATIC INVESTMENT PLAN IS A FAST,
CONVENIENT WAY TO MAKE REGULAR INVESTMENTS IN THE FUNDS.
--------------------------------------------------------

Schwab's Automatic Investment Plan ("AIP") allows you to make periodic investments in non-money market SchwabFunds(R) (and certain other funds available through Schwab) automatically and conveniently. You can make automatic investments in any amount, from $100 to $50,000, once you meet a Fund's investment minimum. Automatic investments are made from your Schwab account, and you may select from the following methods to make automatic investments: using the uninvested cash in your Schwab account; using the proceeds of redemption of shares of the Schwab money fund linked to your Schwab account; or using the Schwab MoneyLink(R) Transfer Service. As long as you are purchasing a Fund's shares through AIP, all dividends and distributions paid to you by the Fund must be reinvested in additional shares of that Fund. For more detailed information about this service, or to establish your AIP, call your local Schwab office or 800-2 NO-LOAD, 24 hours a day.

OTHER IMPORTANT INFORMATION

MINIMUM BALANCE AND ACCOUNT REQUIREMENTS. Due to the relatively high cost of maintaining accounts with smaller holdings, each Fund reserves the right to redeem a shareholder's shares if, as a result of redemptions, the aggregate value of a shareholder's holdings in that Fund drops below the Fund's $500 minimum balance requirements ($250 in the case of custodial accounts). Shareholders will be notified in writing 30 days before the Fund takes such action to allow them to increase their holdings to at least the minimum level. Shares of each Fund will be automatically redeemed should the Schwab account in which they are carried be closed.

CONSOLIDATED MAILINGS. In an effort to reduce mailing costs, the Funds consolidate shareholder mailings by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single package during each shareholder mailing. If you do not wish this consolidation to apply to your account(s), please write SchwabFunds at 101 Montgomery Street, San Francisco CA 94104 to that effect.

WIRE TRANSFERS TO YOUR BANK. If you so instruct your local Schwab office, funds can be wired from your Schwab account to your bank account. Call your local Schwab office for additional information on wire transfers. A $15 service fee will be charged against your Schwab account for each wire sent.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING BEING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

                                      ------------------------
                                             BULK RATE
                                            U.S. POSTAGE
                                                PAID
                                           CHARLES SCHWAB
                                      ------------------------


SCHWAB CALIFORNIA
TAX-FREE BOND FUNDS

PROSPECTUS DECEMBER 29, 1995

SCHWABFUNDS(R)
101 Montgomery Street
San Francisco, California 94104

920-5 (12/95) CRS 10191 Printed on recycled paper.

SchwabFunds(R)